Semiannual Report as of January 31, 2002

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $100 billion in assets under management. With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 130 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
March 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the semiannual report for the Evergreen Growth and Income Funds, which covers the six-month period ended January 31, 2002.

Market Uncertainty Continues

The year 2001 was indeed a difficult one. As we entered a new century, we also entered a new era for the economy, corporate earnings and the stock market. After several years of positive economic growth, corporate earnings growth and stock market performance, the predominant trend was down. The economy formally entered a recession, corporate earnings fell by double digits, and it was difficult to find sectors of the stock market with positive returns.

After nearly a decade of economic expansion, respectable corporate earnings growth and superior returns in the equity markets, driven largely by a technology-spending boom, it became clear in late 2000 that the environment was changing. It is debatable which came first, the slowdown in technology spending or the erosion in corporate profitability. What is evident, though, is that what had been a virtuous circle of events had turned into a vicious circle. In spite of several rate cuts by the Federal Reserve and fiscal stimulus from Washington to shore up the economy, corporate earnings and profitability waned. Adding to this, the negative affects of the September 11 terrorist attacks only prolonged the period of retrenchment before a rebound, as consumer and business confidence wavered. The result, obviously, was a tremendous amount of volatility and negative returns for many of the equity indexes.

The year, however, ended on an up note with strong fourth quarter performance for the stock market. As is typically the case, the market predicted what now looks like a bottom in the economy. After 11 interest rate cuts by the Federal Reserve Board, bringing the federal-funds target rate to 1.75%, it was only a matter of time before signs of improvement showed up. The S&P 500 gained 10.3% in the fourth quarter, led by technology with a return of 33.9%. As we look forward, we remain cautiously optimistic that the economy will rebound, as will corporate earnings.

Diversification Remains Important

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please check out our newly enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continued investment in Evergreen Funds.

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Blue Chip Fund
Fund at a Glance as of January 31, 2002

“We expect that stock prices, as measured by the overall indexes, will move within trading ranges, and the best performance will be the result of individual stock-selection rather than from market movement.”

Portfolio Management

Patricia Bannan, CFA
Tenure: November 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class I

Class Inception Date	1/20/1998	9/11/1935	1/22/1998	4/30/1999

6 months with sales charge	-10.97%	-10.59%	-7.79%	N/A

6 months w/o sales charge	-5.53%	-5.88%	-5.91%	-5.39%

Average Annual Returns *

1 year with sales charge	-22.61%	-22.55%	-20.12%	N/A

1 year w/o sales charge	-17.90%	-18.47%	-18.49%	-17.65%

5 years	5.11%	5.41%	5.74%	6.29%

10 years	8.63%	8.93%	8.96%	9.24%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Blue Chip Fund, Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of -5.53% for the six-month period ended January 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index returned -6.04%, while the average return of large-cap core funds was -6.42%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$632,611,314

Number of Holdings	101

Beta*	0.87

P/E Ratio*	33.2x

* as of 12/31/2001

What was the investment environment like during the period?

We saw a volatile stock market during the six months, as we did through all of 2001. Stock prices moved up and down in spurts, rising on hopes of a quick economic recovery, falling on investor disappointments about the health of the economy. In fact, the economy was not healthy. As corporate earnings fell, economic growth slowed, business investment declined and unemployment rose. The stock market may have hit its bottom in early October, following the September 11 terrorist attacks. From mid-October through the end of 2001, investors became encouraged about the prospects for an economic recovery in early 2002. However, the market fell again in January 2002 amid renewed investor uneasiness about the economy and corporate profits.

Top 5 Sectors
(as a percentage of 1/31/2002 net assets)

Financials	17.2%

Information Technology	16.4%

Industrials	13.5%

Health Care	13.4%

Consumer Discretionary	10.7%

Given this volatile environment, what were your principal strategies?

We kept the fund’s portfolio well diversified among the different sectors, with relatively minor overweightings or underweightings in any particular areas of the market. In our stock selection, we emphasized companies with predictable earnings that were not overly dependent on economic growth. Representative investments among consumer staples included PepsiCo, Anheuser-Busch, Procter and Gamble, Colgate and Kraft Foods. In information technology, we emphasized companies with regularly recurring revenues, such as Affiliated Computer. In healthcare, we looked for companies such as Johnson & Johnson and Baxter International with stable earnings. Freddie Mac was a major holding in financial services.

Throughout the six months, we underweighted telecommunication services, both the equipment companies and the service providers. Slowing subscriber growth in the wireless industry and disappointments in the long-distance business hurt the industry, which has not yet realized the anticipated benefits of the introduction of new technologies such as broadband. We also underweighted utilities, whose stocks suffered because of the end of the energy scare following the California energy crisis and the fallout from the Enron controversy.

EVERGREEN
Blue Chip Fund
Portfolio Manager Interview

Late in the period, however, we began increasing our emphasis on cyclical stocks in sectors such as industrials and materials. We began to gain confidence that that growth would return in the first half of 2002 and stocks could begin rising as investors looked beyond short-term earnings disappointments and began to focus on the potential for improved corporate profitability later in 2002 and in 2003.

Top 10 Holdings
(as a percentage of 1/31/2002 net assets)

Citigroup, Inc.	2.9%

Pfizer, Inc.	2.9%

General Electric Co.	2.7%

Microsoft Corp.	2.6%

Exxon Mobil Corp.	2.5%

Intel Corp.	2.3%

Wal-Mart Stores, Inc.	2.1%

American International Group, Inc.	2.0%

Oracle Corp.	2.0%

Johnson & Johnson Co.	2.0%

What types of investments had the greatest influence on performance?

In general, we did somewhat better than competitive funds, as well as the overall market, because we adhered to our discipline and focused on those companies in which we had the greatest confidence. We stayed with those companies even in downturns, and we took advantage of market falls to buy more of companies that we believed had strong fundamentals. Our de-emphasis of telecommunication services and utilities stocks and our decision late in the period to begin increasing our exposure to cyclicals also helped.

Overall, stock selection was good. Among consumer-related holdings, restaurant chains Brinker and Darden performed well; as did Harley-Davidson, Family Dollar, Kraft Foods and Performance Food Group, a food wholesaler. Another strong performer was Loew’s, a diversified company involved in both insurance and tobacco. Among our healthcare positions, Baxter International and St. Jude Medical did well, while Affiliated Computer and Nvidia, a manufacturer of semi-conductor chips for graphics applications, had good performance. Our investment in Tyco International, a diversified industrial company was successful. We sold our position in Tyco late in 2001 before the company ran into difficulties because of concerns about its earnings. Defense stocks, including United Technologies, also supported performance.

On the negative side, we were hurt because we did not own more consumer staples stocks. Our financial services selections proved disappointing, while Solutia, a chemical company, ran into difficulty because of PCB-related legal questions.

What is your outlook?

We believe opportunities should improve. As a result of the Federal Reserve Board’s aggressive interest-rate cutting, there is good liquidity in the economy. Inflation remains contained, while corporate productivity continues to improve. In this environment, we expect corporate earnings should start to rise again. The problem is that after the long bull market of the 1990s, investors may have unrealistic expectations of attainable returns from the stock market. We expect that stock prices, as measured by the overall indexes, will move within trading ranges, and the best performance will be the result of individual stock-selection rather than from market movement. In the coming years, investors should restrain their expectations for stock market performance, which may average closer to 10% or less per year than the more than 20% or more per year we saw in the late 1990s.

EVERGREEN
Equity Income Fund
Fund at a Glance as of January 31, 2002

“While the evidence of an imminent rebound is not yet persuasive, we believe most of the building blocks are in place for a period of economic expansion beginning in the latter half of 2002.”

Portfolio Management

Sujatha Avutu, CFA
Tenure: November 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 8/31/1978	Class A	Class B	Class C	Class I

Class Inception Date	1/3/1995	1/3/1995	1/3/1995	8/31/1978

6 months with sales charge	-11.70%	-11.25%	-8.54%	N/A

6 months w/o sales charge	-6.31%	-6.67%	-6.71%	-6.23%

Average Annual Returns *

1 year with sales charge	-13.49%	-13.33%	-10.73%	N/A

1 year w/o sales charge	-8.23%	-8.92%	-8.97%	-8.02%

5 years	5.92%	6.11%	6.39%	7.46%

10 years	8.23%	8.31%	8.30%	9.06%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

30-day SEC Yield	1.78%	1.14%	1.14%	2.13%

6-month income dividends per share	$0.38	$0.30	$0.30	$0.41

6-month capital gain distributions per share	$0.06	$0.06	$0.06	$0.06

*Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Equity Income Fund, Class A shares2, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Russell Mid-Cap Value Index (Russell Mid-Cap Value) and the Consumer Price Index (CPI).

The Russell 1000 Value and the Russell Mid-Cap Value are unmanaged market indexes, which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of -6.31% for the six-month period ended January 31, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index returned -4.92%, while the Russell Mid-Cap Value Index returned 0.49%.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$875,180,813

Number of Holdings	128

Beta*	0.60

P/E Ratio*	17.5x

* as of 12/31/2001

What was the investment environment like during the period?

Although the U.S. Federal Reserve was aggressive in cutting short-term interest rates throughout 2001, the economy remained weak and corporate profits deteriorated. The stock market’s volatility also was intensified by controversies about corporate governance and the reliability of accounting reports. As a result, overall stock market performance for the six months was negative.

A new management team took responsibility for the fund in November 2001. How has that affected the fund’s strategies?

We have a value approach toward portfolio management, emphasizing stocks with reasonable prices. We also look for opportunities among all sizes of companies. We retained the emphasis on dividend-paying stocks, and continued to have focus on stocks of utility and financial services companies, especially real estate investment trusts (REITs), with attractive dividends. However, we did reduce the overall number of holdings in the fund from about 160 on July 31 to approximately 125 on January 31. We expect eventually that the portfolio will have between 75 and 100 different issues, as we intend to concentrate on those areas in which we have the greatest confidence. Overall, we also reduced the emphasis on convertible securities from 39% of assets to about 25%.

At the start of the fiscal period in August 2001, the fund was positioned very defensively, emphasizing stocks in industries such as utilities and healthcare as well as REITs, while underweighting cyclical sectors such as materials.

Based on our outlook for the economy, we began to transition the fund to a more balanced or bar-belled approach. While we continued to have good representation among defensive sectors, we started to increase the exposure to companies that could benefit in a recovery. We believed that the economy would begin to rebound, aided by low interest rates, reduced federal taxes and the prospect of greater federal spending designed to stimulate growth.

As of January 31, the fund’s greatest sector concentrations were in financial services, industrials, information technology, utilities and consumer discretionary investments. Financial services holdings, which included REITs and some convertible securities, totaled 23.7% of fund assets on January 31, compared with 19.4% of assets at the beginning of the period. Industrials rose from 7.6% to 11.2% of assets, while information technology holdings declined from 12.3% to 11.6% of assets. The biggest decline was in consumer discretionary holdings, which went from 19.4% of net assets to 13.0%. We lowered the consumer discretionary sector weight because of our expectation that while economic growth going

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

forward would be positive, it would likely be somewhat moderate. The weight change also reflects our strategy to balance risk with outlook.

Top 5 Sectors
(as a percentage of 1/31/2002 net assets)

Financials	23.7%

Consumer Discretionary	13.0%

Information Technology	11.6%

Industrials	11.2%

Utilities	9.4%

How would you describe the overall strategy?

We maintain a consistent, long-term strategy to seek total return and current income by investing in a combination of equity and convertible securities. We seek investments in companies with distinct competitive advantages and the potential to sustain long-term growth in both their earnings and dividends. Our equity selections are primarily dividend-paying issues. We use convertible securities both to increase the fund’s exposure to companies in high-growth industries, such as technology that typically do not pay dividends to shareholders, and to enhance the overall yield of the portfolio.

Currently, our mix of investments in both defensive industries and more economically sensitive industries is based on our belief that the economy growth will increase, fueled by low interest rates, low energy costs, and increased defense spending which should bolster consumer confidence. Since taking over the portfolio, we have increased our emphasis on the materials, financial services and consumer staples sectors. At the same time, we have shifted the fund’s exposure within the consumer discretionary sector, adding automobile components such as Delphi; and increasing our emphasis on retailers with investments in companies such as Target and Family Dollar.

We have increased the emphasis on consumer staples, which had been underweighted, by increasing fund investments in beverage companies, such as Anheuser-Busch and Coca-Cola, and in food and tobacco companies, including H.J. Heinz, Kraft Foods, Colgate and Philip Morris.

We expanded our investments in the materials sector through investments in companies such as PPG Industries, International Paper, Rohm & Haas, 3M and Caterpillar. As we expanded our defense-industry emphasis, we invested in companies such as Northrop-Grumman, Raytheon and United Technologies.

Top 10 Holdings
(as a percentage of 1/31/2002 net assets)

Exxon Mobil Corp.	2.1%

Verizon Communications, Inc.	1.9%

ChevronTexaco Corp.	1.9%

XL Capital, Ltd.	1.7%

North Fork Bancorp, Inc.	1.6%

Duke Energy Corp.	1.4%

Liberty Media Corp. (exchangeable for Viacom, Inc. Common Stock)	1.4%

Gables Residential Trust	1.4%

McGraw-Hill Companies, Inc.	1.3%

Liberty Media Corp. (exchangeable for Sprint PCS Corp. Common Stock)	1.3%

EVERGREEN
Equity Income Fund
Portfolio Manager Interview

What is your outlook?

The most recent economic reports indicate that the economy may be close to the bottom of its cycle, which would imply that economic growth should start expanding again, albeit at a slower pace. While the evidence of an imminent rebound is not yet persuasive, we believe most of the building blocks are in place for a period of economic expansion beginning in the latter half of 2002. These building blocks include low interest rates and the availability of credit, benign inflation, and federal economic stimulus initiatives, including lower taxes and expanded defense spending.

We believe the fund is well positioned in this environment, based on our bar-belled strategy of having a balance of investments between defensive industries and industries that benefit in an economic expansion. In our opinion, this strategy should give the fund the potential to participate in any economic recovery, yet not get hurt if the recovery takes longer than anticipated.

EVERGREEN
Equity Index Fund
Fund at a Glance as of January 31, 2002

“Going forward, an equity market rebound will largely depend on how quickly the economy recovers and
how that translates into increased corporate profits.”

Portfolio Management

William E. Zieff
Tenure: July 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 2/14/1985	Class A	Class B	Class C	Class I	Class IS

Class Inception Date	11/04/1998	11/03/1998	4/30/1999	2/14/1985	10/09/1996

6 months with sales charge	-11.69%	-11.29%	-8.51%	N/A	N/A

6 months w/o sales charge	-6.31%	-6.63%	-6.64%	-6.17%	-6.29%

Average Annual Returns*

1 year with sales charge	-21.36%	-21.30%	-18.84%	N/A	N/A

1 year w/o sales charge	-16.56%	-17.17%	-17.18%	-16.34%	-16.54%

5 years	7.16%	7.62%	8.03%	8.62%	8.41%

10 years	11.65%	12.05%	12.11%	12.41%	12.30%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A	N/A
	Front End	CDSC	CDSC

6-month income dividends per share	$0.19	$0.05	$0.05	$0.24	$0.19

*Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Equity Index Fund, Class A shares2, Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I from 7/27/1998 to the inception of Classes A, B and C. Historical performance shown for Class I prior to its inception is based on the performance of Class Y of the fund’s predecessors, CoreFund Equity Index Fund from 6/1/1991 through 7/26/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991. Historical performance shown for Class IS prior to its inception is based on the performance of (1) the Class A shares of the fund’s predecessor CoreFund Equity Index Fund from 10/9/1996 to 7/26/1997 (2) the Class Y shares of the fund’s predecessor CoreFund Equity Index Fund from 6/1/1991 to 10/8/1996 and (3) the Class Y Shares of the fund’s predecessor Viking Index Fund from 2/14/1985 through 5/31/1991. These historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and IS and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. The advisor is waiving its advisory fee and reimbursing the fund for other expenses. Had the fee not been waived and expenses reimbursed, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994. Class IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

“Standard & Poor’s”, “S&P”, “S&P 500”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investments. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Equity Index Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned -6.31% for the six-month period ended January 31, 2001, excluding any applicable sales charges. During the same period, the average return of S&P 500 index funds was -6.35%, according to Lipper Inc., an independent monitor of mutual fund performance while S&P 500 returned -6.04%.

The fund’s objective is to seek investment results similar to the S&P 500, with minimal variation. Typically, the fund’s performance will closely align with that of the index. The investment process is designed to keep trading and administrative costs low, minimizing the differential in returns between the fund and the S&P 500.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$825,726,898

Number of Holdings	502

Beta *	1.00

P/E Ratio *	24.4x

*as of 12/31/2001

What was the fund’s investment environment like during the period?

The last six months will not be soon forgotten, marked by the tragic events that took place on September 11. For equity investors, returns were disappointing as the S&P 500 fell during the period and was wrought with extreme volatility. It appeared that investors reacted quickly to any news, either positive or negative, causing the market to fluctuate. Transportation stocks were the hardest hit immediately following the attacks, while defense stocks rallied, as did defensive “flight to quality” industries, such as food and pharmaceuticals. The market picked up steam at the end of year but then retreated in January as weak corporate earnings overshadowed any positive economic data reports. Further investigations into Enron’s accounting practices also cast a negative tone over the market during the month.

For the six-month period ended January 31, 2002, the best performing industries were transportation up 4.4% and consumer cyclicals up 0.78%. Transportation stocks that did well during the period were non-airline companies, such as consumer finance company, Ryder System, Inc. up 33.4% and Fedex up 29.4%. Airline companies as a group fell -17.4% as the industry suffered with a sharp decline in airline travel. Within consumer cyclicals, homebuilding, computer electronic and specialty retailers outperformed. Within the S&P 500, the largest negative contributions to performance came from the telecommunication services and utilities sectors, which were down 20.4% and 14.3%, respectively. The telecommunication services companies that were hardest hit were telephone and wireless communication companies that fell -55.2% and -40.1% respectively.

There continued to be a great deal of changes to the S&P 500 during the period with a total of 20 changes in the last six months. The majority of changes, 13 in all, were generated by deletions occurring from merger and acquisition activity and spin-offs. The remaining were migrations from the S&P Mid-Cap and Small Cap indexes or from a lack of representation.

Top Five Sectors
(as a percentage of 1/31/2002 net assets)

Financials	17.5%

Information Technology	17.4%

Health Care	13.8%

Consumer Discretionary	12.8%

Industrials	10.0%

EVERGREEN
Equity Index Fund
Portfolio Manager Interview

How did all these changes affect the fund?

The fund continued to track the performance of the S&P 500 as changes in the composition of the index were incorporated into the fund. We closely monitor additions and deletions to the index so that they can be reflected in the portfolio in the most timely and cost-effective manner. We use various portfolio construction tools in the daily investment of cash flows to help keep the fund in line with the benchmark in terms of industry weights and portfolio characteristics. As a result, the fund has remained fully invested at all times, and is rebalanced daily to ensure consistency with the S&P 500.

Top Ten Holdings
(as a percentage of 1/31/2002 net assets)

General Electric Co.	3.4%

Microsoft Corp.	3.2%

Wal-Mart Stores, Inc.	2.5%

Exxon Mobile Corp.	2.5%

Pfizer, Inc.	2.4%

Citigroup, Inc.	2.3%

Intel Corp.	2.2%

American International Group, Inc.	1.8%

International Business Machines Corp.	1.7%

Johnson & Johnson Co.	1.6%

What is your outlook?

Equity markets bounced back in the fourth quarter of 2001 as consumer confidence rose, buoyed by the Federal Reserve’s efforts, lower energy prices and a move back toward normalcy after the terrorist crisis. In January, equity market performance retreated, as investors shifted their focus toward corporate earnings reports. Going forward, an equity market rebound will largely depend on how quickly the economy recovers and how that translates into increased corporate profits.

The Fed has been very aggressive in lowering interest rates, with the goal of causing consumers and corporations to stimulate an economic rebound. Nonetheless, high unemployment and large credit card write-offs persist, potentially signaling a limit to consumer spending, which would extend the time it takes for the economy to strengthen. In recent weeks, strengthening consumer sentiment and declining job cuts have provided some positive signs of stabilization. In the immediate future, the market will be looking carefully at final 2001 corporate earnings results as well as at individual companies’ own views of their outlooks.

While we believe that equity market volatility is likely to continue for the next few quarters, for the longer term, we think equities represent an attractive investment; and Evergreen Equity Index Fund provides a good way to achieve a diversified exposure to opportunities in the stock market.

EVERGREEN
Growth and Income Fund
Fund at a Glance as of January 31, 2002

“While the evidence of an imminent economic rebound is not
conclusive, there are indications that the economic downturn may be close to its bottom.”

Portfolio Management

Timothy E. O’Grady
Tenure: November 2001

Sujatha R. Avutu, CFA
Tenure: November 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/15/1986	Class A	Class B	Class C	Class I

Class Inception Date	1/3/1995	1/3/1995	1/3/1995	10/15/1986

6 months with sales charge	-10.45%	-9.84%	-7.13%	N/A

6 months w/o sales charge	-4.98%	-5.33%	-5.33%	-4.85%
Average Annual Returns *

1 year with sales charge	-21.11%	-20.86%	-18.48%	N/A

1 year w/o sales charge	-16.29%	-16.89%	-16.89%	-16.05%

5 years	2.78%	2.91%	3.23%	4.27%

10 years	9.78%	9.86%	9.87%	10.63%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

6-month capital gain distributions per share	$0.98	$0.98	$0.98	$0.98

*Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Growth and Income Fund, Class A shares2, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower rated bonds may contain more risks due to the increased possibility of default.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of -4.98% for the six-month period ended January 31, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index returned -4.92%. The average return of multi-cap core funds was -5.86%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$727,296,969

Number of Holdings	171

Beta*	0.99

P/E Ratio*	20.0x

*as of 12/31/2001

What was the investment environment like during the period?

Dramatic and fast-moving events in the nation and the economy exacerbated the volatile conditions that had characterized the stock market throughout 2001 and most of 2000. Economic growth was slowing and corporate profits were declining at the start of the period. While some investors tried to look beyond the economic slump to the possibility of an economic rebound in late 2001, those hopes declined with the terrorist attack of September 11. While stock prices began to recover somewhat from the shock of September 11 in the final weeks of 2001, new worries led to a pullback in the equity markets during the first month of 2002. These concerns included fears that the downturn would be prolonged, that stock valuations might be too high and that some corporate earnings reports might be unreliable.

A new investment team took responsibility for Evergreen Growth and Income Fund in November 2001. How is the fund now managed?

We have a team approach in pursuing our basic goal of consistent, superior total return with only moderate risks. We have split the portfolio into two sections. Overall, the fund is designed to have core portfolio value stocks, with the potential to participate in a range of opportunities, while reducing overall risks through diversification. About 60% of fund assets are managed by Evergreen’s large-cap value team, led by Timothy O’Grady. This team employs the same policies, strategies and tactics used in the management of Evergreen Strategic Value Fund. The approximately 40% remaining fund assets are managed by a core equity team led by Portfolio Manager Sujatha Avutu, who also manages the Evergreen Equity Income Fund. This team uses a multi-cap, value strategy.

How have you positioned the equity income section of the portfolio, Sujatha?

We focus on companies with consistent and sustainable earnings and dividend growth rate attributes. We take a value approach, looking for stocks at reasonable valuations, and we look for opportunities across different company sizes, or market capitalizations. We seek to balance long-term growth prospects with short-term momentum factors, and we keep the overall industry weightings close to those of our benchmarks, not varying greatly from the index weighting. Between 65% and 85% of our investments will be in dividend-paying companies. We try to be careful in limiting risks, so we look at stocks in terms of both their upside potential and downside risk. We seek to invest in companies with attractive stock valuations, growing earnings and improving operating performance.

While we are re-positioning the portfolio, we have tried to do it gradually and carefully to contain the capital gains realized by the fund through the sale

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

of holdings. We have increased the emphasis on both consumer discretionary, adding names such as the automobile component manufacturer Delphi and retailer Family Dollar, and on consumer staples, with positions in Anheuser-Busch, Coca-Cola, H.J. Heinz and Kraft Foods. We also have added to our positions in defense contractors, with holdings such as Northrop-Grumman and United Technologies, and in materials companies such as PPG Industries, Rohm & Haas and 3M.

Top 5 Sectors
(as a percentage of 1/31/2002 net assets)

Financials	23.9%

Industrials	14.5%

Consumer Discretionary	13.3%

Information Technology	11.8%

Energy	8.4%

How would you describe your investment strategies, Tim?

We have emphasized healthcare, consumer staples and energy, while underweighting financial services, information technology and consumer discretionary stocks based on our expectation that growth will be moderate when it occurs.

We believe healthcare stocks have the potential for earnings growth rates of about 10% per year, which is twice the average we expect from the Standard & Poor’s 500 companies. We recently have taken profits from successful investments and invested in Merck and Bristol-Myers Squibb, two diversified pharmaceutical companies with attractive stock prices.

Based on their relative valuations to the overall market and our expectations that they have better-than-average earnings growth rate expectations, we also emphasized consumer staples stocks. Within the sector, we have focused on market leaders with experienced managements such as Anheuser-Busch, PepsiCo and Philip Morris.

We slightly overweighted energy stocks, emphasizing large, integrated oil companies such as Exxon-Mobil, Chevron-Texaco and Conoco. We believe they should do well as the economy starts to grow again.

Meanwhile, we have modestly underweighted financial services. Within the financial services sector, we favored traditional banking stocks, whose lending business should benefit from the spread between short-term and long-term interest rates. However, we are concerned about the stock valuations within the overall industry and the possibility that credit risks may increase.

We think profits in information technology are highly cyclical, and the sectors earnings growth during the next 12 to 18 months may not justify current valuations, so we continue to underweight them. We also are de-emphasizing consumer discretionary stocks for several reasons. We think consumer confidence is uncertain and there is little pent-up demand for large consumer purchases. When we have invested in consumer discretionary stocks, we have emphasized companies that can benefit from trends such as home improvement, such as Lowe’s and Black & Decker.

Top 10 Holdings
(as a percentage of 1/31/2002 net assets)

Citigroup, Inc.	2.5%

Freddie Mac	2.3%

Wells Fargo & Co.	2.1%

Lockheed Martin Corp.	2.0%

Microsoft Corp.	1.8%

Exxon Mobil Corp.	1.8%

Donaldson Co., Inc.	1.8%

ChevronTexaco Corp.	1.7%

General Electric Co.	1.7%

T. Rowe Price Group, Inc.	1.6%

EVERGREEN
Growth and Income Fund
Portfolio Manager Interview

What is your investment outlook, Tim?

We have positioned our section of the portfolio for a market environment in which the economy grows modestly.

We see little change in the two dominant trends that have influenced the economy over the past year. Corporate capital should continue to be weak. At the same time, consumer spending may remain healthy, although it is possible it may decline somewhat because of uncertainty about the job market and the fact that many consumers already have made their major purchases of discretionary goods. Given the persistence of these trends, corporate earnings may not follow a normal recovery pattern. With this outlook, we think returns from the equity markets are more likely to move toward their long-term averages of about 7% to 10% per year and that value stocks and growth stocks should produce performance more similar to each other than we have seen over the past several years.

What is your outlook, Sujatha?

While the evidence of an imminent economic rebound is not conclusive, there are indications that the economic downturn may be close to its bottom. However, a number of positive factors or building blocks appear to be in place for a possible recovery in the second half of 2002. These include low interest rates, lower energy prices, limited inflation and fiscal stimulus from the federal government in the form of tax relief and increased defense spending.

We have positioned our section of the portfolio with a balance between stocks of more defensive companies and stocks of those that should do well in an economic expansion. We believe this should give the fund the opportunity to benefit from an economic recovery while controlling risks in the event that the slump does not end soon.

EVERGREEN
Small Cap Value Fund
Fund at a Glance as of January 31, 2002

“We think a recovery in the economy is likely in 2002 and so we are cautiously optimistic about investment opportunities.”

Portfolio Management

Jordan Alexander, CFA
Tenure: April 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/1/1993	Class A	Class B	Class C	Class I	Class IS

Class Inception Date	1/3/1995	1/3/1995	1/24/1995	10/1/1993	6/30/2000

6 months with sales charge	-0.27%	0.38%	3.34%	N/A	N/A

6 months w/o sales charge	5.79%	5.38%	5.34%	5.92%	5.78%

Average Annual Returns *

1 year with sales charge	6.17%	6.79%	9.75%	N/A	N/A

1 year w/o sales charge	12.64%	11.79%	11.75%	12.92%	12.67%

5 years	9.61%	9.81%	10.04%	11.18%	11.10%

Since Portfolio Inception	12.07%	12.15%	12.11%	13.11%	13.06%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A	N/A
	Front End	CDSC	CDSC

6-month capital gain distributions per share	$0.47	$0.47	$0.47	$0.47	$0.47

* Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Small Cap Value Fund, Class A shares2, versus a similar investment in the Russell 2000 Index (Russell 2000), Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 and Russell 2000 Value are unmanaged market indexes, which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994. Class IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Small Cap Value Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 5.79% for the six-month period ended January 31, 2002, excluding any applicable sales charges. During the same period the Russell 2000 Value Index returned 4.85% and the Russell 2000 returned 0.35%. The fund’s performance surpassed both the overall market for small company value stocks as well as the competitive funds average.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$504,738,564

Number of Holdings	153

Beta*	0.57

P/E Ratio*	19.6x

*as of 12/31/2001

What factors most affected performance?

The fund’s strong performance came from our focus on stocks of companies that stood to benefit from an economic recovery. In particular, our emphasis on information technology and energy stocks added to fund performance, while our decision to underweight the weak-performing utilities sector also proved successful.

Following the September 11 terrorist attacks, investors became increasingly worried that the anticipated recovery in the economy would be delayed and the stocks of many cyclical companies declined in value. We took advantage of the low valuations to invest in what we believe to be some excellent companies in economically sensitive industries.

Top 5 Sectors
(as a percentage of 1/31/2002 net assets)

Consumer Discretionary	20.5%

Financials	19.2%

Industrials	15.7%

Health Care	12.3%

Information Technology	11.6%

What investments had the greatest influence on fund returns?

Several information technology and consumer-related stocks did very well during the six-month period.

In the information technology area, FileNet Corp. was a particularly notable performer, appreciating about 79% during the period. The manufacturer of document management software had a very low stock valuation that recovered rapidly when the company reported a stabilization of earnings trends. Another strong performer was Mattson Technology, Inc., which makes capital equipment for the semiconductor industry. Its stock gained almost 40% during the six-months after rising from a low valuation on expectations that an economic recovery would lead to improved order volume for the industry. Also helping the fund was GlobeSpanVirata, Inc., a manufacturer of semiconductor chips for DSL equipment that increased approximately 28% during the period.

In the consumer sector, two specialty retailers did extremely well, as both reported favorable earnings and same-store sales. Both Pier 1 Imports, a retailer of furniture and household goods, and Ann Taylor, a women’s fashion retailer, appreciated by more than 60%.

EVERGREEN
Small Cap Value Fund
Portfolio Manager Interview

In the energy sector, Veritas DGC, Inc. was a performance leader, gaining more than 35%. Even though energy prices declined during much of the period, the stock price of this supplier of seismic technology for the exploration and production industry rose from a very low valuation.

The fund also benefited from merger and acquisition activity. Our investment in Sensormatic Electronics, a manufacturer of equipment for security labels, gained 57% during the period based on news of its acquisition by Tyco International.

Top 10 Holdings
(as a percentage of 1/31/2002 net assets)

Cypress Semiconductor Corp.	2.1%

Globespan Virata, Inc.	1.7%

CNF Transportation, Inc.	1.6%

UCAR International, Inc.	1.5%

Artesyn Technologies, Inc.	1.4%

MacDermid, Inc.	1.4%

Ann Taylor Stores Corp.	1.3%

Cambrex Corp.	1.3%

FileNet Corp.	1.3%

IVAX Corp.	1.3%

Did any areas detract from performance?

Our overweighted position in healthcare stocks was a negative factor. In general, defensive stocks such as healthcare proved disappointing as investors began to anticipate a turnaround in the slumping economy.

What is your outlook?

We think a recovery in the economy is likely in 2002 and so we are cautiously optimistic about investment opportunities. A number of positive forces encourage this optimism. Interest rates are low and energy prices have declined, while the federal government’s fiscal policies are directed at stimulating growth. Moreover, we anticipate that businesses will need to start rebuilding depleted inventories in the early part of 2002.

One concern does weigh on all stocks, however, and tempers our optimism. The Enron bankruptcy has raised questions about accounting procedures and the quality of reported corporate earnings. We believe, however, that the fund is very well positioned in the current environment because of its emphasis on companies with strong cash flows and solid balance sheets.

EVERGREEN
Strategic Value Fund
Fund at a Glance as of January 31, 2002

“Recent stock market prices seem to be based on the
premise of an early and robust rebound in the economy.
However, we believe the economic recovery
is more likely to be muted and earnings improvements
to be more restrained.”

Portfolio Management

Timothy E. O’Grady
Tenure: November 1997

C. Thomas Meisse,CFA
Tenure: October 2000

John E. Grey, CFA
Tenure: October 2000

J. Frederick Meinke
Tenure: October 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/31/1981	Class I	Class IS

Class Inception Date	11/24/1997	03/11/1998

6 months	-6.29%	-6.41%

Average Annual Returns

1 year	-6.63%	-6.86%

5 years	7.38%	7.12%

10 years	12.84%	12.57%

6-month income dividends per share	$1.13	$0.87

6-month capital gain distributions	$2.02	$2.02

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Strategic Value Fund, Class I2 shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997 the returns for Classes I and IS are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Strategic Value Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of -6.29% for the six-month period ended January 31, 2002. During the same period, Russell 1000 Value Index returned -4.92% while the average return of large-cap value funds was -5.73%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$851,878,109

Number of Holdings	64

Beta*	0.66

P/E Ratio*	19.0x

*as of 12/31/01

What were the principal factors affecting performance?

The fund’s performance lagged that of its benchmarks principally because of issues with a few holdings concentrated in the utilities and consumer staples sectors. However, performance was helped by stock selection within the information technology, financial services and consumer discretionary sectors.

Within utilities, we emphasized natural gas companies more than traditional electric utilities, but natural gas companies had a difficult time, primarily because of the fall-out from the Enron controversy. Two of our natural gas holdings, Williams Companies and El Paso Natural Gas, were caught in the downward spiral related to doubts about Enron’s accounting, which in turn raised questions about the reliability of the financial reports of other companies in related industries. In the case of Williams Companies, investors also were concerned about potential problems with off-balance sheet debts associated with Williams Communications, an affiliated company, and the possibility that Williams Companies might need to issue additional shares of stock to meet its debt obligations. Williams Companies shares lost 47% of their value in a relatively short time span during the period because of these issues. As these problems unfolded, we conducted a thorough analysis of both Williams and El Paso. We concluded that the stock prices of both companies had fallen too far and at current valuations were too attractive to sell, particularly in light of the companies’ long-term growth prospects and their potential ability to continue to pay generous dividend yields.

Within consumer staples, the main issues revolved around our position in AOL Time-Warner, which was a significant disappointment. It failed to attain its earnings goals because of the effects of the economic slump and the delayed recovery in advertising revenues.

Top Five Sectors
(as a percentage of 1/31/2002 net assets)

Financials	23.6%

Health Care	10.7%

Information Technology	10.5%

Consumer Discretionary	10.0%

Telecommunication Services	9.6%

What were your principal strategies during the period?

Our most significant decision was to underweight financial services stocks, especially those closely linked to the capital markets. We also de-emphasized investments in consumer discretionary companies, while overweighting information technology, healthcare, consumer staples and energy sectors.

EVERGREEN
Strategic Value Fund
Portfolio Manager Interview

We decided to underweight financial services relative to the Russell 1000 Value because we were worried about the danger of increasing credit problems as the economic slump persisted. Within our financial services holdings, we emphasized the stocks of companies whose loan portfolios were likely to be profitable because of the steepening difference between short-term and long-term interest rates resulting from the aggressive rate-cuts of the Federal Reserve Board. We focused on banks and thrifts such as Washington Mutual, as well as government-related enterprises such as Fannie Mae and Freddie Mac. Conversely, we de-emphasized companies heavily dependent on the capital markets, such as investment banks. While we held some positions in companies such as J.P. Morgan Chase, Morgan Stanley and Merrill Lynch, they were underweighted relative to the Russell 1000 Value Index.

While we also de-emphasized consumer discretionary, within the sector we focused on housing and housing related industries that could benefit from continued strong demand by consumers. Our representative holdings included toolmaker Black & Decker and retailer Lowe’s.

Based on our analysis of the attractiveness of their stock prices, we overweighted information technology relative to the Russell benchmark, although we de-emphasized tech stocks compared to our competitors in the Lipper peer group. Within technology, we focused on industry leading companies. In the third quarter of 2001, we thought their stock prices probably had approached the bottom of their slump and purchased shares of companies such as LSI Logic, Apple Computer and Micron Technology. As their stock prices gained late in 2001, we trimmed back our positions. Overall, our strategy in technology added to the fund’s performance.

We also emphasized healthcare stocks during most of the period, although we repositioned assets by cutting back our positions in successful investments such as Johnson & Johnson and Tenet Healthcare late in 2001 to take advantage of price gains. We added shares of companies such as Bristol-Myers and Merck. We believe they have the potential to achieve above-average earnings growth rates, relative to the overall market, during the next three years, while their stocks have been selling at discounts of 10% to 15% to prices in the market, based on measures such as price/earnings ratios. We believe that healthcare stocks should benefit from favorable underlying demographic trends, most notably the aging baby boomer generation that should create an increasing demand for healthcare products and services.

In addition, we continued to favor consumer staples stocks, emphasizing companies such as Anheuser-Busch and PepsiCo. In a period of moderate earnings growth expectations in the overall market, we believe investors will prefer those consumer staples companies with their reputation for better quality and more predictable earnings. We think the earnings of these companies should continue to grow faster than the average earnings of companies in the overall market.

Attracted by their reasonable stock price valuations relative to the overall market, we also have focused on energy stocks, which have been selling at an average discount of 20% relative to the overall stock market, based on price/earnings ratios. The economic slump has led to diminished demand for energy, but we think this demand should increase as the economy strengthens. We also think we have passed the period of greatest uncertainty about oil and natural gas prices, and that they should also rebound as consumption increases with the pace of the economy. Within the energy sector, our holdings include major integrated companies such as Exxon-Mobil and Conoco, as well as exploration and production companies such as Devon Energy.

EVERGREEN
Strategic Value Fund
Portfolio Manager Interview

Top Ten Holdings
(as a percentage of 1/31/2002 net assets)

Exxon Mobil Corp.	4.4%

Citigroup, Inc.	4.3%

Philip Morris Companies, Inc.	3.2%

Verizon Communications, Inc.	2.8%

International Business Machines Corp.	2.6%

American International Group, Inc.	2.5%

Freddie Mac	2.5%

SBC Communications, Inc.	2.4%

PepsiCo, Inc.	2.4%

Alcoa, Inc.	2.3%

What is your outlook?

We believe the economic recovery, when it occurs, is more likely to be moderate than vigorous. We think we are likely to see a continuation of the recent trends in the economy, with weak capital investments but persistent consumer spending. However, even consumer spending may slacken a bit, as concern about employment security may increase. At the same time, there probably is little pent-up demand for expensive consumer goods.

Recent stock market prices seem to be based on the premise of an early and robust rebound in the economy. However, we believe the economic recovery is more likely to be muted and earnings improvements to be more restrained. Given this outlook, we think average returns from the stock market are likely to be closer to those of long-term averages, between 7% and 10% per year, with both the growth and value styles of investing producing similar performance.

EVERGREEN
Value Fund
Fund at a Glance as of January 31, 2002

“We believe investors should moderate their expectations, as the average returns from the stock market are likely to be in the range of
7-to-10% per year, close to the long-term averages.”

Portfolio Management

Timothy E. O’Grady
Tenure: November 1997

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/12/1985	Class A	Class B	Class C	Class I

Class Inception Date	4/12/1985	2/2/1993	9/2/1994	1/31/1991

6 months with sales charge	-10.46%	-9.57%	-7.02%	N/A

6 months w/o sales charge	-5.02%	-5.32%	-5.32%	-4.86%

Average Annual Returns *

1 year with sales charge	-10.71%	-10.16%	-7.62%	N/A

1 year w/o sales charge	-5.26%	-5.93%	-5.94%	-4.97%

5 years	6.04%	6.26%	6.52%	7.58%

10 years	10.51%	10.47%	10.57%	11.47%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

30-day SEC Yield	0.54%	-0.18%	-0.18%	0.82%

6-month income dividends per share	$0.05	$0.02	$0.02	$0.06

6-month capital gain distributions per share	$1.94	$1.94	$1.94	$1.94

*Adjusted for maximum applicable sales charge unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Value Fund, Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 1/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of January 31, 2002 and is subject to change.

EVERGREEN
Value Fund
Portfolio Manager Interview

How did the fund perform?
The fund’s Class A shares had a total return of -5.02% for the six-month period ended January 31, 2002, excluding any applicable sales charges. During the same period, Russell 1000 Value returned -4.92% and the S&P 500 returned -6.04%.

Portfolio Characteristics
(as of 1/31/2002)

Total Net Assets	$541,232,716

Number of Holdings	75

Beta*	0.65

P/E Ratio*	19.9x

*as of 12/31/2001

What were the most significant factors affecting performance?

In general, large- and mid-cap value stocks had a difficult period during the six months, but the most significant factor in the fund’s relative performance was one holding in the capital goods industry, Tyco International. This diversified industrial company performed very poorly because of questions about its accounting reports and a company warning that profits may be disappointing during the first quarter of 2002. These questions arose immediately following the well-publicized accounting controversies associated with Enron and its auditor, Arthur Anderson, and discouraged many growth and momentum investors from owning Tyco.

In contrast, performance was helped by our stock selection in consumer discretionary and financial services. In the consumer discretionary sector, Michael’s Stores, a retailing chain specializing in craft-related products, and Lowe’s, the retailer specializing in materials and tools for the home-building and repair markets, performed very well. Michael’s gained 67% during the period while Lowe’s appreciated by more than 20%. In financial services, several banks performed well, as their profit margins grew from traditional lending activity because of the widening gap between short-term and long-term interest rates. Better-performing financial stocks included Compass Bank Shares, which rose 6.2%, and Moody’s, which was up by 12.8%.

Top 5 Sectors
(as a percentage of 1/31/2002 net assets)

Financials	26.7%

Information Technology	11.5%

Consumer Discretionary	9.8%

Energy	9.6%

Health Care	8.5%

What were your principal strategies?

We emphasized information technology stocks, especially early in the period as their prices looked attractive, and also overweighted the healthcare, consumer staples and energy sectors. At the same time, we underweighted the financial services and consumer discretionary stocks because of our concern about the effects of the slowing economy.

We overweighted information technology relative to the Russell 1000 Value Index and concentrated on industry-leading names as tech stocks looked increasingly attractive in the third quarter of 2001. However, we cut back our positions later in the period to take advantage of share price gains.

EVERGREEN
Value Fund
Portfolio Manager Interview

We also emphasized healthcare stocks because we thought their earnings growth outlooks were better than that of the overall market. We believe they have the potential to achieve above average earnings growth rates, relative to the overall market, during the next three years, while their stocks have been selling at discounts of 10% to 15% to prices in the market, based on measures such as price/earnings ratios. We believe that healthcare stocks should benefit from favorable underlying demographic trends, including aging baby boomers who will be requiring more healthcare products and services.

In addition, we favored consumer staples because of the better quality and more predictable revenues and earnings in a period of moderate economic growth. We think the earnings of these companies should continue to grow faster than the average earnings of companies in the Russell 1000 Value Index.

We also emphasized energy stocks because of their reasonable stock price valuations and their potential to perform well when the economy rebounds. They have been selling at an average discount of 20% relative to the overall stock market, based on price/earnings ratios. The economic slump has led to diminished demand for energy, but we think this demand should increase as the economy strengthens. We also think oil and natural gas prices eventually will rebound when the economy starts to grow again. Our holdings include major integrated companies such as Exxon-Mobil.

We decided to underweight financial services relative to the Russell 1000 Value Index because we were worried about the danger of increasing credit problems as the economic slump persisted. Among our financial services holdings, we favored the stocks of traditional lenders whose profit margins could expand because of the widening difference between short-term and long-term interest rates. We emphasized banks and thrifts that receive the bulk of their profits from net interest income.

Within the consumer discretionary sector, we emphasized companies such as Lowe’s, the home improvement retailer, which we believe should benefit from continued strong consumer demand in the housing-related market.

Top 10 Holdings
(as a percentage of 1/31/2002 net assets)

Citigroup, Inc.	4.4%

Exxon Mobil Corp.	3.6%

Consolidated Edison, Inc.	3.2%

BJ’s Wholesale Club, Inc.	2.7%

Pactiv Corp.	2.7%

Verizon Communications, Inc.	2.7%

Becton Dickenson & Co.	2.6%

Tyco International, Ltd.	2.6%

Texas Instruments, Inc.	2.2%

Wells Fargo & Co.	1.9%

What is your outlook?

We have positioned the portfolio for a restrained economic recovery, with moderate corporate earnings improvement. In the near term, we think we are likely to see a continuation of the recent trends in the economy, with weak capital investments but persistent consumer spending. However, even consumer

EVERGREEN
Value Fund
Portfolio Manager Interview

spending may slacken a bit, as concern about employment security may increase. At the same time, there probably is little pent-up demand for expensive consumer goods.

We believe many stock prices are based on overly optimistic assumptions of a rapid recovery in the economy and corporate profits. We believe investors should moderate their expectations, as the average returns from the stock market are likely to be in the range of 7 to 10% per year, close to the long-term averages.

EVERGREEN
Blue Chip Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,
		2001	2000	1999	1998 (a)

CLASS A

Net asset value, beginning of period	$25.69	$34.79	$32.88	$30.42	$27.39

Income from investment operations

Net investment income (loss)	(0.01)	0.01	(0.03)	0.05	0.08

Net realized and unrealized gains or losses on securities	(1.41)	(6.81)	4.34	4.82	3.01

Total from investment operations	(1.42)	(6.80)	4.31	4.87	3.09

Distributions to shareholders from

Net investment income	0	0	0	(0.03)	(0.06)

Net realized gains	0	(2.30)	(2.40)	(2.38)	0

Total distributions to shareholders	0	(2.30)	(2.40)	(2.41)	(0.06)

Net asset value, end of period	$24.27	$25.69	$34.79	$32.88	$30.42

Total return*	(5.53%)	(20.47%)	13.22%	17.29%	11.29%

Ratios and supplemental data

Net assets, end of period (millions)	$288	$329	$467	$382	$285

Ratios to average net assets
Expenses‡	1.35%†	1.22%	1.15%	1.20%	1.20%†

Net investment income (loss)	(0.10%)†	0.02%	(0.04%)	0.19%	0.49%†

Portfolio turnover rate	122%	223%	153%	111%	112%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,				Year Ended August 31,
		2001	2000	1999	1998 (b)	1997	1996

CLASS B

Net asset value, beginning of period	$24.99	$34.15	$32.54	$30.35	$29.79	$25.05	$22.98

Income from investment operations

Net investment income (loss)	(0.13)	(0.21)	(0.14)	(0.05)	(0.12)	0.15	0.12

Net realized and unrealized gains or losses on securities	(1.34)	(6.65)	4.15	4.62	5.72	7.97	3.69

Total from investment operations	(1.47)	(6.86)	4.01	4.57	5.60	8.12	3.81

Distributions to shareholders from

Net investment income	0	0	0	0	(0.08)	(0.20)	(0.76)

Net realized gains	0	(2.30)	(2.40)	(2.38)	(4.96)	(3.18)	(0.98)

Total distributions to shareholders	0	(2.30)	(2.40)	(2.38)	(5.04)	(3.38)	(1.74)

Net asset value, end of period	$23.52	$24.99	$34.15	$32.54	$30.35	$29.79	$25.05

Total return*	(5.88%)	(21.06%)	12.40%	16.26%	20.89%	34.76%	17.31%

Ratios and supplemental data

Net assets, end of period (millions)	$317	$364	$477	$255	$118	$313	$225

Ratios to average net assets
Expenses‡	2.10%†	1.98%	1.90%	1.95%	1.68%†	1.57%	1.85%

Net investment income (loss)	(0.85%)†	(0.73%)	(0.79%)	(0.60%)	(0.02%)†	0.55%	0.52%

Portfolio turnover rate	122%	223%	153%	111%	112%	109%	139%

(a) For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.

(b) For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Blue Chip Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,
		2001	2000	1999	1998 (a)

CLASS C

Net asset value, beginning of period	$25.06	$34.24	$32.63	$30.40	$27.70

Income from investment operations

Net investment income (loss)	(0.14)	(0.21)	(0.04)	(0.11)	0

Net realized and unrealized gains or losses on securities	(1.34)	(6.67)	4.05	4.72	2.72

Total from investment operations	(1.48)	(6.88)	4.01	4.61	2.72

Distributions to shareholders from

Net investment income	0	0	0	0	(0.02)

Net realized gains	0	(2.30)	(2.40)	(2.38)	0

Total distributions to shareholders	0	(2.30)	(2.40)	(2.38)	(0.02)

Net asset value, end of period	$23.58	$25.06	$34.24	$32.63	$30.40

Total return*	(5.91%)	(21.06%)	12.37%	16.37%	9.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$14,412	$18,579	$21,810	$2,969	$780

Ratios to average net assets
Expenses‡	2.10%†	1.98%	1.90%	1.95%	2.02%†

Net investment loss	(0.84%)†	(0.73%)	(0.78%)	(0.67%)	(0.27%)†

Portfolio turnover rate	122%	223%	153%	111%	112%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,
		2001	2000	1999 (b)

CLASS I**

Net asset value, beginning of period	$25.60	$34.59	$32.62	$32.30

Income from investment operations

Net investment income	0.01	0.06	0.04	0

Net realized and unrealized gains or losses on securities	(1.39)	(6.75)	4.33	0.32

Total from investment operations	(1.38)	(6.69)	4.37	0.32

Distributions to shareholders from

Net realized gains	0	(2.30)	(2.40)	0

Net asset value, end of period	$24.22	$25.60	$34.59	$32.62

Total return	(5.39%)	(20.26%)	13.53%	0.99%

Ratios and supplemental data

Net assets, end of period (thousands)	$13,841	$14,163	$15,967	$789

Ratios to average net assets
Expenses‡	1.11%†	0.98%	0.90%	0.95%†

Net investment income	0.14%†	0.26%	0.22%	0.08%†

Portfolio turnover rate	122%	223%	153%	111%

(a) For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.

(b) For the period from April 30, 1999 (commencement class operations) to July 31, 1999.

* xcluding applicable sales charges.

‡ The ratio of expenses to average net assets includes fee waivers but excludes expense reductions.

† Annualized.

** Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Equity Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended January 31, 1997
		2001 #	2000	1999	1998	1997 (a) #

CLASS A

Net asset value, beginning of period	$22.14	$20.86	$22.57	$23.19	$23.94	$21.79	$20.15

Income from investment operations

Net investment income	0.33	0.81	0.98	0.94	1.05	0.52	1.02

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.75)	1.26	(0.82)	1.50	0.81	2.15	1.67

Total from investment operations	(1.42)	2.07	0.16	2.44	1.86	2.67	2.69

Distributions to shareholders from

Net investment income	(0.38)	(0.78)	(1.01)	(0.93)	(1.02)	(0.52)	(1.05)

Net realized gains	(0.06)	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.44)	(0.79)	(1.87)	(3.06)	(2.61)	(0.52)	(1.05)

Net asset value, end of period	$20.28	$22.14	$20.86	$22.57	$23.19	$23.94	$21.79

Total return*	(6.31%)	10.14%	0.74%	12.14%	7.93%	12.45%	13.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$73,467	$76,780	$62,692	$35,714	$15,005	$11,955	$9,678

Ratios to average net assets
Expenses‡	1.35%†	1.34%	1.49%	1.46%	1.50%	1.45%†	1.44%

Net investment income	3.21%†	3.66%	4.13%	4.39%	4.20%	4.69%†	4.93%

Portfolio turnover rate	44%	60%	115%	124%	133%	72%	168%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended January 31, 1997
		2001 #	2000	1999	1998	1997 (a) #

CLASS B

Net asset value, beginning of period	$21.95	$20.68	$22.38	$23.04	$23.81	$21.69	$20.08

Income from investment operations

Net investment income	0.25	0.64	0.73	0.76	0.86	0.43	0.89

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.73)	1.25	(0.73)	1.51	0.81	2.15	1.64

Total from investment operations	(1.48)	1.89	0	2.27	1.67	2.58	2.53

Distributions to shareholders from

Net investment income	(0.30)	(0.61)	(0.84)	(0.80)	(0.85)	(0.46)	(0.92)

Net realized gains	(0.06)	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.36)	(0.62)	(1.70)	(2.93)	(2.44)	(0.46)	(0.92)

Net asset value, end of period	$20.11	$21.95	$20.68	$22.38	$23.04	$23.81	$21.69

Total return*	(6.67%)	9.31%	0.00%	11.34%	7.13%	12.06%	13.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$143,323	$161,726	$177,968	$185,177	$54,544	$43,977	$35,323

Ratios to average net assets
Expenses‡	2.10%†	2.10%	2.24%	2.21%	2.25%	2.20%†	2.19%

Net investment income	2.47%†	2.93%	3.28%	3.61%	3.46%	3.94%†	4.17%

Portfolio turnover rate	44%	60%	115%	124%	133%	72%	168%

(a) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

* Excluding applicable sales charges.

† Annualized.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

# Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Equity Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months | Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended January 31, 1997
		2001 #	2000	1999 #	1998	1997 (a) #

CLASS C

Net asset value, beginning of period	$21.95	$20.68	$22.38	$23.04	$23.81	$21.69	$20.08

Income from investment operations

Net investment income	0.25	0.62	0.88	0.76	0.87	0.44	0.87

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.74)	1.27	(0.88)	1.51	0.80	2.14	1.66

Total from investment operations	(1.49)	1.89	0	2.27	1.67	2.58	2.53

Distributions to shareholders from

Net investment income	(0.30)	(0.61)	(0.84)	(0.80)	(0.85)	(0.46)	(0.92)

Net realized gains	(0.06)	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.36)	(0.62)	(1.70)	(2.93)	(2.44)	(0.46)	(0.92)

Net asset value, end of period	$20.10	$21.95	$20.68	$22.38	$23.04	$23.81	$21.69

Total return*	(6.71%)	9.31%	0.00%	11.34%	7.13%	12.06%	12.90%

Ratios and supplemental data

Net assets, end of period (thousands)	$19,681	$16,871	$9,112	$2,502	$1,259	$950	$982

Ratios to average net assets
Expenses‡	2.10%†	2.09%	2.25%	2.21%	2.25%	2.20%†	2.19%

Net investment income	2.44%†	2.87%	3.43%	3.60%	3.48%	4.06%†	4.15%

Portfolio turnover rate	44%	60%	115%	124%	133%	72%	168%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended January 31, 1997
		2001 #	2000	1999 #	1998	1997 (a) #

CLASS I**

Net asset value, beginning of period	$22.15	$20.87	$22.58	$23.22	$23.98	$21.81	$20.16

Income from investment operations

Net investment income	0.36	0.87	0.94	0.99	1.02	0.55	1.08

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.76)	1.26	(0.72)	1.52	0.89	2.16	1.66

Total from investment operations	(1.40)	2.13	0.22	2.51	1.91	2.71	2.74

Distributions to shareholders from

Net investment income	(0.41)	(0.84)	(1.07)	(1.02)	(1.08)	(0.54)	(1.09)

Net realized gains	(0.06)	(0.01)	(0.86)	(2.13)	(1.59)	0	0

Total distributions to shareholders	(0.47)	(0.85)	(1.93)	(3.15)	(2.67)	(0.54)	(1.09)

Net asset value, end of period	$20.28	$22.15	$20.87	$22.58	$23.22	$23.98	$21.81

Total return	(6.23%)	10.43%	1.00%	12.46%	8.16%	12.65%	14.10%

Ratios and supplemental data

Net assets, end of period (millions)	$639	$718	$733	$847	$880	$900	$858

Ratios to average net assets
Expenses‡	1.10%†	1.09%	1.23%	1.21%	1.25%	1.20%†	1.18%

Net investment income	3.47%†	3.93%	4.29%	4.61%	4.46%	4.97%†	5.14%

Portfolio turnover rate	44%	60%	115%	124%	133%	72%	168%

(a) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

* Excluding applicable sales charges.

† Annualized.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

# Net investment income is based on average shares outstanding during the period.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Equity Index Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999 (b)

CLASS A

Net asset value, beginning of period	$45.47	$45.95	$54.73	$52.03	$45.23

Income from investment operations

Net investment income	0.20	0.02	0.35	0.40	0.29

Net realized and unrealized gains or losses on securities and futures contracts	(3.07)	(0.48)	(8.56)	3.09	9.87

Total from investment operations	(2.87)	(0.46)	(8.21)	3.49	10.16

Distributions to shareholders from

Net investment income	(0.19)	(0.02)	(0.32)	(0.43)	(0.27)

Net realized gains	0	0	(0.25)	(0.36)	(3.09)

Total distributions to shareholders	(0.19)	(0.02)	(0.57)	(0.79)	(3.36)

Net asset value, end of period	$42.41	$45.47	$45.95	$54.73	$52.03

Total return*	(6.31%)	(1.00%)	(15.10%)	6.76%	24.08%

Ratios and supplemental data

Net assets, end of period (thousands)	$104,569	$95,801	$86,350	$79,991	$38,203

Ratios to average net assets
Expenses‡	0.57%†	0.55%†	0.55%	0.55%	0.55%†

Net investment income	0.94%†	0.65%†	0.72%	0.78%	0.96%†

Portfolio turnover rate	1%	0%	17%	12%	21%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999 (c)

CLASS B

Net asset value, beginning of period	$45.25	$45.75	$54.62	$52.00	$45.26

Income from investment operations

Net investment income	0.06	0	0	0.03	0.08

Net realized and unrealized gains or losses on securities and futures contracts	(3.06)	(0.50)	(8.56)	3.05	9.83

Total from investment operations	(3.00)	(0.50)	(8.56)	3.08	9.91

Distributions to shareholders from

Net investment income	(0.05)	0	(0.06)	(0.10)	(0.08)

Net realized gains	0	0	(0.25)	(0.36)	(3.09)

Total distributions to shareholders	(0.05)	0	(0.31)	(0.46)	(3.17)

Net asset value, end of period	$42.20	$45.25	$45.75	$54.62	$52.00

Total return*	(6.63%)	(1.09%)	(15.73%)	5.95%	23.44%

Ratios and supplemental data

Net assets, end of period (thousands)	$217,214	$206,205	$207,011	$203,984	$107,334

Ratios to average net assets
Expenses‡	1.32%†	1.30%†	1.30%	1.30%	1.31%†

Net investment income (loss)	0.19%†	(0.07%)†	(0.04%)	0.03%	0.21%†

Portfolio turnover rate	1%	0%	17%	12%	21%

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

(b) For the period from November 4, 1998 (commencement of class operations) to June 30, 1999.

(c) For the period from November 3, 1998 (commencement of class operations) to June 30, 1999.

* Excluding applicable sales charges.

† Annualized.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Equity Index Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999 (b)

CLASS C

Net asset value, beginning of period	$45.32	$45.82	$54.69	$52.06	$50.95

Income from investment operations

Net investment income	0.06	0	0.04	0.06	0.02

Net realized and unrealized gains or losses on securities and futures contracts	(3.07)	(0.50)	(8.60)	3.03	1.11

Total from investment operations	(3.01)	(0.50)	(8.56)	3.09	1.13

Distributions to shareholders from

Net investment income	(0.05)	0	(0.06)	(0.10)	(0.02)

Net realized gains	0	0	(0.25)	(0.36)	0

Total distributions to shareholders	(0.05)	0	(0.31)	(0.46)	(0.02)

Net asset value, end of period	$42.26	$45.32	$45.82	$54.69	$52.06

Total return*	(6.64%)	(1.09%)	(15.71%)	5.97%	2.22%

Ratios and supplemental data

Net assets, end of period (thousands)	$164,209	$118,504	$114,451	$54,707	$3,489

Ratios to average net assets
Expenses‡	1.32%†	1.30%†	1.31%	1.31%	1.31%†

Net investment income (loss)	0.18%†	(0.07%)†	(0.02%)	0.01%	0.27%†

Portfolio turnover rate	1%	0%	17%	12%	21%

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

(b) For the period from April 30, 1999 (commencement of class operations) to June 30, 1999.

* Excluding applicable sales charges.

† Annualized.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Equity Index Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999 (b)	1998 (b)	1997 (b)

CLASS I

Net asset value, beginning of period	$45.48	$45.97	$54.75	$52.06	$46.27	$37.39	$28.47

Income from investment operations

Net investment income	0.23	0.03	0.52	0.56	0.54	0.50	0.51

Net realized and unrealized gains or losses on securities and future contracts	(3.04)	(0.49)	(8.61)	3.06	8.85	10.12	9.16

Total from investment operations	(2.81)	(0.46)	(8.09)	3.62	9.39	10.62	9.67

Distributions to shareholders from

Net investment income	(0.24)	(0.03)	(0.44)	(0.57)	(0.51)	(0.50)	(0.51)

Net realized gains	0	0	(0.25)	(0.36)	(3.09)	(1.24)	(0.24)

Total distributions to shareholders	(0.24)	(0.03)	(0.69)	(0.93)	(3.60)	(1.74)	(0.75)

Net asset value, end of period	$42.43	$45.48	$45.97	$54.75	$52.06	$46.27	$37.39

Total return	(6.17%)	(1.00%)	(14.88%)	7.02%	22.03%	29.17%	34.44%

Ratios and supplemental data

Net assets, end of period (thousands)	$327,281	$289,307	$288,421	$539,804	$570,864	$315,920	$241,413

Ratios to average net assets
Expenses‡	0.32%†	0.30%†	0.30%	0.30%	0.30%	0.38%	0.37%

Net investment income	1.18%†	0.93%†	0.95%	1.04%	1.19%	1.19%	1.63%

Portfolio turnover rate	1%	0%	17%	12%	21%	12%	11%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999 (b)	1998 (b)	1997 (b) (c)

CLASS IS

Net asset value, beginning of period	$45.46	$45.95	$54.73	$52.04	$46.27	$37.37	$29.62

Income from investment operations

Net investment income	0.21	0.02	0.36	0.41	0.45	0.49	0.32

Net realized and unrealized gains or losses on securities and future contracts	(3.07)	(0.49)	(8.57)	3.07	8.81	10.12	8.05

Total from investment operations	(2.86)	(0.47)	(8.21)	3.48	9.26	10.61	8.37

Distributions to shareholders from

Net investment income	(0.19)	(0.02)	(0.32)	(0.43)	(0.40)	(0.47)	(0.38)

Net realized gains	0	0	(0.25)	(0.36)	(3.09)	(1.24)	(0.24)

Total distributions to shareholders	(0.19)	(0.02)	(0.57)	(0.79)	(3.49)	(1.71)	(0.62)

Net asset value, end of period	$42.41	$45.46	$45.95	$54.73	$52.04	$46.27	$37.37

Total return	(6.29%)	(1.02%)	(15.10%)	6.74%	21.70%	29.17%	28.58%

Ratios and supplemental data

Net assets, end of period (thousands)	$12,455	$13,883	$14,173	$18,708	$38,051	$11,944	$4,507

Ratios to average net assets
Expenses‡	0.57%†	0.55%†	0.55%	0.55%	0.55%	0.38%	0.37%†

Net investment income	0.95%†	0.68%†	0.71%	0.79%	0.95%	1.19%	1.51%†

Portfolio turnover rate	1%	0%	17%	12%	21%	12%	11%

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

(b) On July 24, 1998, the assets and liabilities of CoreFund Equity Index Fund (“CoreFund”) were acquired by Evergreen Equity Index Fund (“Equity Index Fund”). Shareholders of CoreFund Class A, Class B and Class Y became owners of that number of shares of Equity Index Fund, Class IS, Class IS and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.

(c) For the period from October 9, 1996 (commencement of class operations) to June 30, 1997.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited) #	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS A

Net asset value, beginning of period	$23.92	$30.72	$29.56	$29.14	$27.26	$22.53	$18.63

Income from investment operations

Net investment income (loss)	0.01	(0.05)	(0.09)	0.10	0.16	0.08	0.12

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.23)	(3.12)	1.85	1.16	2.86	4.72	4.26

Total from investment operations	(1.22)	(3.17)	1.76	1.26	3.02	4.80	4.38

Distributions to shareholders from

Net investment income	0	0	0	(0.06)	(0.13)	(0.07)	(0.13)

Net realized gains	(0.98)	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(0.98)	(3.63)	(0.60)	(0.84)	(1.14)	(0.07)	(0.48)

Net asset value, end of period	$21.72	$23.92	$30.72	$29.56	$29.14	$27.26	$22.53

Total return*	(4.98%)	(11.35%)	6.01%	4.48%	11.26%	21.33%	23.50%

Ratios and supplemental data

Net assets, end of period (millions)	$126	$147	$207	$250	$296	$166	$85

Ratios to average net assets
Expenses‡	1.58%†	1.51%	1.47%	1.43%	1.46%	1.47%†	1.41%

Net investment income (loss)	0.12%†	(0.19%)	(0.28%)	0.33%	0.61%	0.57%†	0.70%

Portfolio turnover rate	37%	26%	61%	39%	20%	6%	14%

	Six Months Ended January 31, 2002 (Unaudited) #	Year Ended July, 31					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS B

Net asset value, beginning of period	$23.14	$30.05	$29.14	$28.88	$27.10	$22.43	$18.59

Income from investment operations

Net investment income (loss)	(0.07)	(0.25)	(0.35)	(0.14)	(0.02)	(0.02)	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.19)	(3.03)	1.86	1.18	2.81	4.69	4.20

Total from investment operations	(1.26)	(3.28)	1.51	1.04	2.79	4.67	4.20

Distributions to shareholders from

Net investment income	0	0	0	0	0	0	(0.01)

Net realized gains	(0.98)	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(0.98)	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.36)

Net asset value, end of period	$20.90	$23.14	$30.05	$29.14	$28.88	$27.10	$22.43

Total return*	(5.33%)	(12.03%)	5.23%	3.73%	10.44%	20.82%	22.60%

Ratios and supplemental data

Net assets, end of period (millions)	$425	$505	$706	$891	$1,000	$542	$245

Ratios to average net assets
Expenses‡	2.33%†	2.26%	2.22%	2.18%	2.21%	2.25%†	2.17%

Net investment income (loss)	(0.63%)†	(0.94%)	(1.03%)	(0.43%)	(0.14%)	(0.19%)†	(0.06%)

Portfolio turnover rate	37%	26%	61%	39%	20%	6%	14%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

* Excluding applicable sales charges.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited) #	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS C

Net asset value, beginning of period	$23.14	$30.05	$29.14	$28.89	$27.10	$22.43	$18.58

Income from investment operations

Net investment income (loss)	(0.07)	(0.25)	(0.36)	(0.16)	(0.02)	(0.02)	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.19)	(3.03)	1.87	1.19	2.82	4.69	4.21

Total from investment operations	(1.26)	(3.28)	1.51	1.03	2.80	4.67	4.21

Distributions to shareholders from

Net investment income	0	0	0	0	0	0	(0.01)

Net realized gains	(0.98)	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(0.98)	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.36)

Net asset value, end of period	$20.90	$23.14	$30.05	$29.14	$28.89	$27.10	$22.43

Total return*	(5.33%)	(12.03%)	5.23%	3.69%	10.47%	20.82%	22.60%

Ratios and supplemental data

Net assets, end of period (millions)	$15	$17	$26	$37	$50	$24	$10

Ratios to average net assets
Expenses‡	2.33%†	2.26%	2.21%	2.18%	2.21%	2.25%†	2.17%

Net investment loss	(0.63%)†	(0.94%)	(1.02%)	(0.42%)	(0.13%)	(0.19%)†	(0.06%)

Portfolio turnover rate	37%	26%	61%	39%	20%	6%	14%

	Six Months Ended January 31, 2002 (Unaudited) #	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS I **

Net asset value, beginning of period	$24.14	$30.90	$29.65	$29.19	$27.29	$22.55	$18.64

Income from investment operations

Net investment income	0.04	0.01	(0.01)	0.19	0.24	0.11	0.18

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.24)	(3.14)	1.86	1.15	2.87	4.73	4.25

Total from investment operations	(1.20)	(3.13)	1.85	1.34	3.11	4.84	4.43

Distributions to shareholders from

Net investment income	0	0	0	(0.10)	(0.20)	(0.10)	(0.17)

Net realized gains	(0.98)	(3.63)	(0.60)	(0.78)	(1.01)	0	(0.35)

Total distributions to shareholders	(0.98)	(3.63)	(0.60)	(0.88)	(1.21)	(0.10)	(0.52)

Net asset value, end of period	$21.96	$24.14	$30.90	$29.65	$29.19	$27.29	$22.55

Total return	(4.85%)	(11.14%)	6.30%	4.75%	11.56%	21.52%	23.80%

Ratios and supplemental data

Net assets, end of period (millions)	$162	$256	$484	$634	$801	$616	$442

Ratios to average net assets
Expenses‡	1.33%†	1.26%	1.22%	1.18%	1.20%	1.21%†	1.16%

Net investment income (loss)	0.38%†	0.05%	(0.03%)	0.57%	0.86%	0.82%†	0.93%

Portfolio turnover rate	37%	26%	61%	39%	20%	6%	14%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

* Excluding applicable sales charges.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

** Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001	2000	1999	1998	1997 (a) #

CLASS A

Net asset value, beginning of period	$19.73	$15.40	$15.57	$15.75	$15.69	$13.10	$11.57

Income from investment operations

Net investment income (loss)	(0.04)	(0.03)	0.05	0.26	0.29	0.14	0.34

Net realized and unrealized gains or losses on securities	1.13	4.36	(0.18)	0.04	0.24	2.59	2.13

Total from investment operations	1.09	4.33	(0.13)	0.30	0.53	2.73	2.47

Distributions to shareholders from

Net investment income	0	0	(0.04)	(0.30)	(0.28)	(0.13)	(0.34)

Net realized gains	(0.47)	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	(0.47)	0	(0.04)	(0.48)	(0.47)	(0.14)	(0.94)

Net asset value, end of period	$20.35	$19.73	$15.40	$15.57	$15.75	$15.69	$13.10

Total return*	5.79%	28.12%	(0.85%)	2.17%	3.24%	20.99%	22.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$159,552	$100,630	$48,166	$59,451	$54,142	$4,239	$336

Ratios to average net assets
Expenses‡	1.55%†	1.56%	1.76%	1.67%	1.68%	1.71%†	1.75%

Net investment income (loss)	(0.41%)†	(0.11%)	0.41%	1.85%	1.95%	1.88%†	3.08%

Portfolio turnover rate	35%	98%	138%	54%	18%	13%	50%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31,1996
		2001	2000	1999	1998	1997 (a) #

CLASS B

Net asset value, beginning of period	$19.36	$15.23	$15.48	$15.67	$15.64	$13.09	$11.57

Income from investment operations

Net investment income (loss)	(0.11)	(0.13)	(0.07)	0.16	0.19	0.08	0.27

Net realized and unrealized gains or losses on securities	1.10	4.26	(0.17)	0.02	0.22	2.57	2.11

Total from investment operations	0.99	4.13	(0.24)	0.18	0.41	2.65	2.38

Distributions to shareholders from

Net investment income	0	0	(0.01)	(0.19)	(0.19)	(0.09)	(0.26)

Net realized gains	(0.47)	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	(0.47)	0	(0.01)	(0.37)	(0.38)	(0.10)	(0.86)

Net asset value, end of period	$19.88	$19.36	$15.23	$15.48	$15.67	$15.64	$13.09

Total return*	5.38%	27.12%	(1.55%)	1.35%	2.49%	20.37%	21.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$113,361	$90,483	$69,450	$110,809	$130,191	$9,462	$692

Ratios to average net assets
Expenses‡	2.30%†	2.31%	2.51%	2.42%	2.43%	2.46%†	2.50%

Net investment income (loss)	(1.14%)†	(0.83%)	(0.32%)	1.15%	1.20%	1.12%†	2.39%

Portfolio turnover rate	35%	98%	138%	54%	18%	13%	50%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

# Net investment income is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a) #

CLASS C

Net asset value, beginning of period	$19.33	$15.20	$15.46	$15.66	$15.63	$13.09	$11.56

Income from investment operations

Net investment income (loss)	(0.11)	(0.15)	(0.08)	0.16	0.19	0.10	0.28

Net realized and unrealized gains or losses on securities	1.09	4.28	(0.17)	0.01	0.22	2.54	2.10

Total from investment operations	0.98	4.13	(0.25)	0.17	0.41	2.64	2.38

Distributions to shareholders from

Net investment income	0	0	(0.01)	(0.19)	(0.19)	(0.09)	(0.25)

Net realized gains	(0.47)	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	(0.47)	0	(0.01)	(0.37)	(0.38)	(0.10)	(0.85)

Net asset value, end of period	$19.84	$19.33	$15.20	$15.46	$15.66	$15.63	$13.09

Total return*	5.34%	27.17%	(1.62%)	1.28%	2.49%	20.30%	21.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$33,717	$23,618	$12,637	$22,842	$26,197	$2,770	$56

Ratios to average net assets
Expenses‡	2.30%†	2.31%	2.50%	2.42%	2.43%	2.45%†	2.50%

Net investment income (loss)	(1.15%)†	(0.85%)	(0.29%)	1.15%	1.20%	1.20%†	2.33%

Portfolio turnover rate	35%	98%	138%	54%	18%	13%	50%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001	2000	1999	1998	1997 (a) #

CLASS I**

Net asset value, beginning of period	$19.82	$15.43	$15.57	$15.77	$15.71	$13.12	$11.58

Income from investment operations

Net investment income (loss)	(0.02)	0.02	0.05	0.33	0.34	0.19	0.38

Net realized and unrealized gains or losses on securities	1.14	4.37	(0.14)	(0.02)	0.24	2.56	2.13

Total from investment operations	1.12	4.39	(0.09)	0.31	0.58	2.75	2.51

Distributions to shareholders from

Net investment income	0	0	(0.05)	(0.33)	(0.33)	(0.15)	(0.37)

Net realized gains	(0.47)	0	0	(0.18)	(0.19)	(0.01)	(0.60)

Total distributions to shareholders	(0.47)	0	(0.05)	(0.51)	(0.52)	(0.16)	(0.97)

Net asset value, end of period	$20.47	$19.82	$15.43	$15.57	$15.77	$15.71	$13.12

Total return	5.92%	28.45%	(0.59%)	2.31%	3.57%	21.09%	22.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$196,527	$130,597	$92,921	$56,903	$96,556	$42,374	$8,592

Ratios to average net assets
Expenses‡	1.30%†	1.31%	1.50%	1.42%	1.39%	1.39%†	1.50%

Net investment income (loss)	(0.16%)†	0.17%	0.70%	2.19%	2.23%	2.39%†	3.36%

Portfolio turnover rate	35%	98%	138%	54%	18%	13%	50%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

# Net investment income is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

** Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Small Cap Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,
		2001	2000 (a)

CLASS IS

Net asset value, beginning of period	$19.77	$15.43	$15.61

Income from investment operations

Net investment income (loss)	(0.04)	(0.01)	0

Net realized and unrealized gains or losses on securities	1.13	4.35	(0.18)

Total from investment operations	1.09	4.34	(0.18)

Distributions to shareholders from

Net realized gains	(0.47)	0	0

Net asset value, end of period	$20.39	$19.77	$15.43

Total return	5.78%	28.13%	(1.15%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,581	$1,479	$1,355

Ratios to average net assets
Expenses‡	1.54%†	1.56%	1.78%†

Net investment loss	(0.38%)†	(0.07%)	(0.02%)†

Portfolio turnover rate	35%	98%	138%

(a) For the period from June 30, 2000 (commencement of class operations) to July 31, 2000.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Strategic Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999	1998 (b)

CLASS I

Net asset value, beginning of period	$230.49	$229.95	$213.13	$237.17	$226.02	$203.35

Income from investment operations

Net investment income	1.14	0.15	2.27	2.47	3.31	1.60

Net realized and unrealized gains or losses on securities	(15.60)	0.50	19.65	(19.42)	15.66	22.67

Total from investment operations	(14.46)	0.65	21.92	(16.95)	18.97	24.27

Distributions to shareholders from

Net investment income	(1.13)	(0.11)	(2.28)	(2.90)	(2.93)	(1.60)

Net realized gains	(2.02)	0	(2.82)	(4.19)	(4.89)	0

Total distributions to shareholders	(3.15)	(0.11)	(5.10)	(7.09)	(7.82)	(1.60)

Net asset value, end of period	$212.88	$230.49	$229.95	$213.13	$237.17	$226.02

Total return	(6.29%)	0.28%	10.38%	(7.33%)	8.85%	11.95%

Ratios and supplemental data

Net assets, end of period (thousands)	$842,782	$835,732	$815,097	$750,470	$530,995	$287,194

Ratios to average net assets
Expenses‡	0.76%†	0.76%†	0.75%	0.75%	0.71%	0.75%†

Net investment income	1.06%†	0.78%†	1.01%	1.14%	1.61%	1.26%†

Portfolio turnover rate	18%	3%	38%	31%	41%	12%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001 (a)	Year Ended June 30,
			2001	2000	1999	1998 (c)

CLASS IS

Net asset value, beginning of period	$230.43	$229.89	$213.16	$237.23	$226.04	$223.08

Income from investment operations

Net investment income	0.88	0.10	1.72	1.93	2.87	0.61

Net realized and unrealized gains or losses on securities	(15.60)	0.50	19.55	(19.45)	15.62	3.13

Total from investment operations	(14.72)	0.60	21.27	(17.52)	18.49	3.74

Distributions to shareholders from

Net investment income	(0.87)	(0.06)	(1.72)	(2.36)	(2.41)	(0.78)

Net realized gains	(2.02)	0	(2.82)	(4.19)	(4.89)	0

Total distributions to shareholders	(2.89)	(0.06)	(4.54)	(6.55)	(7.30)	(0.78)

Net asset value, end of period	$212.82	$230.43	$229.89	$213.16	$237.23	$226.04

Total return	(6.41%)	0.26%	10.06%	(7.56%)	8.60%	1.68%

Ratios and supplemental data

Net assets, end of period (thousands)	$9,096	$9,884	$10,093	$6,724	$1,810	$1,327

Ratios to average net assets
Expenses‡	1.01%†	1.01%†	1.01%	1.00%	0.96%	1.00%†

Net investment income	0.81%†	0.54%†	0.75%	0.87%	1.34%	0.93%†

Portfolio turnover rate	18%	3%	38%	31%	41%	12%

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

(b) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.

(c) For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS A

Net asset value, beginning of period	$20.06	$20.68	$24.86	$22.23	$24.64	$20.57	$20.45

Income from investment operations

Net investment income	0.06	0.15	0.20	0.21	0.26	0.21	0.38

Net realized and unrealized gains or losses on securities	(1.04)	1.60	(1.08)	2.76	2.00	4.05	3.49

Total from investment operations	(0.98)	1.75	(0.88)	2.97	2.26	4.26	3.87

Distributions to shareholders from

Net investment income	(0.05)	(0.14)	(0.19)	(0.21)	(0.29)	(0.19)	(0.41)

Net realized gains	(1.94)	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(1.99)	(2.37)	(3.30)	(0.34)	(4.67)	(0.19)	(3.75)

Net asset value, end of period	$17.09	$20.06	$20.68	$24.86	$22.23	$24.64	$20.57

Total return*	(5.02%)	9.23%	(3.78%)	13.48%	9.55%	20.78%	18.90%

Ratios and supplemental data

Net assets, end of period (millions)	$359	$387	$380	$464	$476	$392	$328

Ratios to average net assets
Expenses‡	1.11%†	1.08%	1.03%	1.00%	1.01%	0.92%†	0.91%

Net investment income	0.71%†	0.76%	0.91%	0.93%	1.04%	1.66%†	1.77%

Portfolio turnover rate	5%	97%	83%	110%	69%	6%	91%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS B

Net asset value, beginning of period	$19.95	$20.62	$24.81	$22.20	$24.63	$20.58	$20.45

Income from investment operations

Net investment income (loss)	(0.01)	0	0.02	0.04	0.08	0.12	0.22

Net realized and unrealized gains or losses on securities	(1.02)	1.59	(1.06)	2.75	1.99	4.03	3.50

Total from investment operations	(1.03)	1.59	(1.04)	2.79	2.07	4.15	3.72

Distributions to shareholders from

Net investment income	(0.02)	(0.03)	(0.04)	(0.05)	(0.12)	(0.10)	(0.25)

Net realized gains	(1.94)	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(1.96)	(2.26)	(3.15)	(0.18)	(4.50)	(0.10)	(3.59)

Net asset value, end of period	$16.96	$19.95	$20.62	$24.81	$22.20	$24.63	$20.58

Total return*	(5.32%)	8.38%	(4.51%)	12.65%	8.73%	20.23%	18.10%

Ratios and supplemental data

Net assets, end of period (millions)	$142	$173	$206	$332	$326	$276	$197

Ratios to average net assets
Expenses‡	1.86%†	1.83%	1.78%	1.75%	1.76%	1.67%†	1.66%

Net investment income (loss)	(0.03%)†	0.02%	0.15%	0.18%	0.30%	0.92%†	1.01%

Portfolio turnover rate	5%	97%	83%	110%	69%	6%	91%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

# Net investment income is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS C

Net asset value, beginning of period	$19.94	$20.60	$24.79	$22.18	$24.61	$20.56	$20.44

Income from investment operations

Net investment income (loss)	0.00	(0.01)	0.03	0.04	0.10	0.12	0.22

Net realized and unrealized gains or losses on securities	(1.03)	1.61	(1.07)	2.75	1.97	4.03	3.50

Total from investment operations	(1.03)	1.60	(1.04)	2.79	2.07	4.15	3.72

Distributions to shareholders from

Net investment income	(0.02)	(0.03)	(0.04)	(0.05)	(0.12)	(0.10)	(0.26)

Net realized gains	(1.94)	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(1.96)	(2.26)	(3.15)	(0.18)	(4.50)	(0.10)	(3.60)

Net asset value, end of period	$16.95	$19.94	$20.60	$24.79	$22.18	$24.61	$20.56

Total return*	(5.32%)	8.43%	(4.52%)	12.66%	8.74%	20.25%	18.10%

Ratios and supplemental data

Net assets, end of period (millions)	$6	$7	$4	$5	$5	$3	$1

Ratios to average net assets
Expenses‡	1.86%†	1.83%	1.77%	1.75%	1.76%	1.66%†	1.67%

Net investment income (loss)	(0.02%)†	(0.04%)	0.15%	0.18%	0.29%	0.94%†	1.00%

Portfolio turnover rate	5%	97%	83%	110%	69%	6%	91%

	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31,					Year Ended December 31, 1996
		2001 #	2000	1999	1998	1997 (a)

CLASS I **

Net asset value, beginning of period	$20.07	$20.68	$24.87	$22.23	$24.64	$20.57	$20.45

Income from investment operations

Net investment income	0.09	0.25	0.31	0.29	0.35	0.25	0.44

Net realized and unrealized gains or losses on securities	(1.04)	1.57	(1.14)	2.74	1.97	4.03	3.49

Total from investment operations	(0.95)	1.82	(0.83)	3.03	2.32	4.28	3.93

Distributions to shareholders from

Net investment income	(0.06)	(0.20)	(0.25)	(0.26)	(0.35)	(0.21)	(0.47)

Net realized gains	(1.94)	(2.23)	(3.11)	(0.13)	(4.38)	0	(3.34)

Total distributions to shareholders	(2.00)	(2.43)	(3.36)	(0.39)	(4.73)	(0.21)	(3.81)

Net asset value, end of period	$17.12	$20.07	$20.68	$24.87	$22.23	$24.64	$20.57

Total return	(4.86%)	9.56%	(3.59%)	13.81%	9.79%	20.93%	19.20%

Ratios and supplemental data

Net assets, end of period (millions)	$33	$40	$57	$132	$183	$1,149	$996

Ratios to average net assets
Expenses‡	0.86%†	0.82%	0.77%	0.75%	0.70%	0.67%†	0.66%

Net investment income	0.97%†	1.04%	1.16%	1.20%	1.47%	1.91%†	2.02%

Portfolio turnover rate	5%	97%	83%	110%	69%	6%	91%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

# Net investment income is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

** Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Blue Chip Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.6%
Delphi Automotive Systems Corp.	269,400	$3,849,726
Automobiles - 1.3%
Harley-Davidson, Inc.	148,650	8,473,050
Hotels, Restaurants & Leisure - 2.1%
Brinker International, Inc. *	93,700	3,163,312
Darden Restaurants, Inc.	75,300	3,102,360
Starbucks Corp. *(p)	296,650	7,051,371
13,317,043
Media - 0.6%
Viacom, Inc., Class B *	87,200	3,487,128
Multi-line Retail - 3.6%
Family Dollar Stores, Inc.	188,850	6,369,910
Kohl’s Corp. *	50,650	3,357,589
Wal-Mart Stores, Inc.	221,325	13,275,073
23,002,572
Specialty Retail - 1.7%
Home Depot, Inc.	211,200	10,579,008
Textiles & Apparel - 0.8%
Jones Apparel Group, Inc. *	155,950	5,172,862
CONSUMER STAPLES - 7.7%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	73,350	3,467,254
Coca-Cola Co.	138,400	6,055,000
PepsiCo, Inc.	138,800	6,952,492
16,474,746
Food & Drug Retailing - 0.4%
Performance Food Group Co. *(p)	74,600	2,849,720
Food Products - 1.3%
Kraft Foods, Inc., Class A	217,845	8,073,336
Household Products - 1.4%
Procter & Gamble Co.	106,150	8,670,332
Personal Products - 1.1%
Colgate-Palmolive Co.	120,600	6,892,290
Tobacco - 0.9%
Philip Morris Companies, Inc.	112,050	5,614,826
ENERGY - 6.2%
Energy Equipment & Services - 1.6%
Nabors Industries, Inc. *	174,650	5,468,291
Weatherford International, Inc. *	119,400	4,595,706
10,063,997
Oil & Gas - 4.6%
Anadarko Petroleum Corp.	67,700	3,326,101
Devon Energy Corp. (p)	166,300	6,189,686
Exxon Mobil Corp.	410,718	16,038,538
Ocean Energy, Inc.	210,900	3,576,864
29,131,189

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 17.2%
Banks - 4.1%
Bank of America Corp.	112,350	$7,081,420
Fifth Third Bancorp	97,450	6,163,713
FleetBoston Financial Corp. (p)	84,600	2,844,252
PNC Financial Services Group	72,200	4,169,550
Wells Fargo & Co.	120,550	5,592,315
25,851,250
Diversified Financials - 7.2%
Capital One Financial Corp.	124,300	6,236,131
Citigroup, Inc.	389,866	18,479,648
Freddie Mac	148,450	9,963,964
GATX Corp.	61,300	1,777,700
Merrill Lynch & Co., Inc.	87,300	4,450,554
State Street Corp.	81,800	4,399,204
45,307,201
Insurance - 5.9%
American International Group, Inc.	170,616	12,651,176
Everest Reinsurance Group, Ltd.	70,700	4,857,090
Loew’s Corp.	121,100	7,320,495
Marsh & McLennan Co.	56,400	5,744,340
MetLife, Inc.	113,600	3,451,168
Prudential Financial, Inc. *(p)	118,200	3,670,110
37,694,379
HEALTH CARE - 13.4%
Biotechnology - 1.2%
Amgen, Inc. *	83,500	4,634,250
Biogen, Inc. *	55,200	2,992,944
7,627,194
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	124,100	6,928,503
Guidant Corp. *	70,500	3,387,525
Saint Jude Medical, Inc. *	50,850	4,032,405
14,348,433
Health Care Providers & Services - 1.4%
Tenet Healthcare Corp. *	90,800	5,792,132
UnitedHealth Group, Inc.	36,500	2,713,775
8,505,907
Pharmaceuticals - 8.5%
American Home Products Corp.	122,100	7,894,986
Biovail Corp. *(p)	20,575	966,614
Bristol-Myers Squibb Co.	63,450	2,878,726
Johnson & Johnson Co.	215,450	12,390,529
King Pharmaceuticals, Inc. *	99,850	3,634,540
Merck & Co., Inc.	81,100	4,799,498
Pfizer, Inc.	436,800	18,201,456
Pharmacia Corp.	79,750	3,229,875
53,996,224

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - 13.5%
Aerospace & Defense - 2.5%
Boeing Co.	89,300	$3,656,835
Northrop Grumman Corp.	56,450	6,300,385
Raytheon Co.	61,400	2,349,778
United Technologies Corp.	53,000	3,642,690
15,949,688
Commercial Services & Supplies - 3.1%
Amdocs, Ltd. *	139,800	5,067,750
Automatic Data Processing, Inc.	56,400	3,045,600
Concord EFS, Inc. *	215,900	6,293,485
Republic Services, Inc., Class A *	108,600	1,889,640
Waste Management, Inc.	115,200	3,320,064
19,616,539
Electrical Equipment - 0.7%
Thermo Electron Corp.	182,700	4,012,092
Industrial Conglomerates - 4.4%
General Electric Co.	452,150	16,797,372
Minnesota Mining & Manufacturing Co.	100,150	11,096,620
27,893,992
Machinery - 1.6%
Illinois Tool Works, Inc.	95,200	6,795,376
Navistar International Corp. *	87,800	3,425,078
10,220,454
Road & Rail - 1.2%
Norfolk Southern Corp.	166,600	3,756,830
Swift Transportation Co., Inc. *	159,500	3,920,510
7,677,340
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 1.5%
Cisco Systems, Inc. *	486,900	9,640,620
Computers & Peripherals - 3.1%
Dell Computer Corp. *	207,700	5,709,673
EMC Corp. *	173,800	2,850,320
International Business Machines Corp.	103,800	11,198,982
19,758,975
IT Consulting & Services - 1.9%
Affiliated Computer Services, Inc., Class A *	111,750	10,688,888
Electronic Data Systems Corp.	19,900	1,245,939
11,934,827
Semiconductor Equipment & Products - 5.1%
Altera Corp. *	169,950	4,269,144
Applied Materials, Inc. *	66,100	2,885,265
Intel Corp.	411,250	14,410,200
Micron Technology, Inc. *	36,400	1,228,500
Texas Instruments, Inc.	290,050	9,052,460
31,845,569

EVERGREEN
Blue Chip Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - 4.8%
Microsoft Corp. *	256,650	$16,351,171
Oracle Corp. *	722,050	12,462,583
Veritas Software Corp. *	35,450	1,508,398
30,322,152
MATERIALS - 4.0%
Chemicals - 2.6%
E.I. du Pont de Nemours & Co.	80,000	3,533,600
PPG Industries, Inc.	134,000	6,511,060
Praxair, Inc.	55,250	3,207,263
Rohm & Haas Co.	90,100	3,313,878
16,565,801
Metals & Mining - 0.4%
Alcoa, Inc.	68,700	2,462,895
Paper & Forest Products - 1.0%
International Paper Co.	143,000	5,974,540
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
AT&T Corp.	287,900	5,095,830
BellSouth Corp.	128,050	5,122,000
L-3 Communications Holdings, Inc. *(p)	33,184	3,402,024
SBC Communications, Inc.	172,850	6,473,232
Verizon Communications, Inc.	117,250	5,434,538
25,527,624
UTILITIES - 0.9%
Electric Utilities - 0.9%
Dominion Resources, Inc.	52,250	3,075,957
Duke Energy Corp. *	80,250	2,798,318
5,874,275
Total Common Stocks		594,259,796
SHORT-TERM INVESTMENTS - 5.9%
MUTUAL FUND SHARES - 5.9%
Evergreen Institutional Money Market Fund (o)	26,264,274	26,264,274
Navigator Prime Portfolio (pp)	11,264,533	11,264,533
Total Short-Term Investments		37,528,807
Total Investments - (cost $589,305,952) - 99.9%		631,788,603
Other Assets and Liabilities - 0.1%		822,711
Net Assets - 100.0%		$632,611,314

See Combined Notes to Schedules of Investments.

EVERGREEN
Equity Income Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 68.4%
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.5%
Delphi Automotive Systems Corp.	327,337	$4,677,646
Household Durables - 0.3%
Koninklijke (Royal) Philips Electronics NV	100,000	2,735,000
Media - 2.1%
AOL Time Warner, Inc. *	240,385	6,324,529
McGraw-Hill Companies, Inc.	180,000	11,534,400
17,858,929
Multi-line Retail - 2.9%
Family Dollar Stores, Inc.	308,200	10,395,586
Target Corp.	200,000	8,882,000
Wal-Mart Stores, Inc.	100,000	5,998,000
25,275,586
Specialty Retail - 0.3%
Talbots, Inc. (p)	75,000	2,692,500
Textiles & Apparel - 0.9%
V.F. Corp.	186,000	7,555,320
CONSUMER STAPLES - 5.7%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	202,500	9,572,175
Coca-Cola Co.	188,300	8,238,125
17,810,300
Food Products - 2.1%
H.J. Heinz Co.	207,000	8,569,800
Kraft Foods, Inc., Class A	261,143	9,677,960
18,247,760
Personal Products - 0.5%
Colgate-Palmolive Co.	77,100	4,406,265
Tobacco - 1.1%
Philip Morris Companies, Inc.	185,100	9,275,361
ENERGY - 7.7%
Oil & Gas - 7.7%
ChevronTexaco Corp.	197,539	16,553,768
Devon Energy Corp.	197,500	7,350,950
Exxon Mobil Corp.	463,900	18,115,295
Kerr-McGee Corp.	174,100	9,218,595
Murphy Oil Corp.	113,100	8,934,900
Unocal Corp.	195,200	6,822,240
66,995,748
FINANCIALS - 21.2%
Banks - 9.6%
Banknorth Group, Inc.	310,430	7,344,774
CB Bancshares, Inc.	110,000	3,737,800
Comerica, Inc.	86,500	4,869,085
Commerce Bancshares, Inc.	144,702	5,714,282
First Essex Bancorp, Inc.	282,000	7,303,800
FleetBoston Financial Corp.	130,400	4,384,048

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
National City Corp.	225,000	$6,327,000
National Commerce Financial Corp.	241,815	6,132,428
North Fork Bancorp, Inc. (p)	430,000	14,319,000
PNC Financial Services Group	93,500	5,399,625
SouthTrust Corp.	280,000	6,899,200
Susquehanna Bancshares, Inc.	138,375	3,106,519
U.S. Bancorp	189,750	3,950,595
Wells Fargo & Co.	101,600	4,713,224
84,201,380
Diversified Financials - 3.0%
Citigroup, Inc.	183,500	8,697,900
Freddie Mac	99,300	6,665,016
J.P. Morgan Chase & Co.	250,000	8,512,500
Principal Financial Group *(p)	92,000	2,341,400
26,216,816
Insurance - 3.3%
Lincoln National Corp.	110,726	5,702,389
PartnerRe, Ltd.	42,500	2,167,075
RenaissanceRe Holdings, Ltd.	20,000	1,945,000
St. Paul Companies, Inc.	93,000	4,157,100
XL Capital, Ltd., Class A	170,000	14,980,400
28,951,964
Real Estate - 5.3%
AMB Property Corp. REIT	100,000	2,561,000
Arden Realty Group, Inc. REIT	100,000	2,683,000
Equity Office Properties Trust REIT	149,217	4,295,957
Equity Residential Properties Trust REIT	295,800	7,921,524
First Industrial Realty Trust, Inc. REIT	164,000	5,021,680
Gables Residential Trust REIT	419,700	12,003,420
Kilroy Realty Corp. REIT	100,000	2,540,000
Post Property, Inc. REIT	100,000	3,365,000
Simon Property Group, Inc. REIT	200,000	6,058,000
46,449,581
HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	171,700	9,586,011
Pharmaceuticals - 4.0%
American Home Products Corp.	148,300	9,589,078
Bristol-Myers Squibb Co.	135,000	6,124,950
Johnson & Johnson Co.	153,500	8,827,785
Merck & Co., Inc.	76,000	4,497,680
Pharmacia Corp.	141,150	5,716,575
34,756,068
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.9%
Northrop Grumman Corp.	91,700	10,234,637
United Technologies Corp.	100,000	6,873,000
17,107,637

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 0.8%
Masco Corp.	250,000	$6,690,000
Industrial Conglomerates - 2.1%
General Electric Co.	280,000	10,402,000
Minnesota Mining & Manufacturing Co.	75,000	8,310,000
18,712,000
Machinery - 1.9%
Caterpillar, Inc.	160,000	8,044,800
Dover Corp.	220,000	8,401,800
16,446,600
INFORMATION TECHNOLOGY - 4.0%
Communications Equipment - 0.4%
Nokia Corp., ADR	145,000	3,400,250
Computers & Peripherals - 0.2%
International Business Machines Corp.	22,000	2,373,580
Semiconductor Equipment & Products - 1.5%
Altera Corp. *	185,900	4,669,808
Teradyne, Inc. *	100,000	2,986,000
Texas Instruments, Inc.	173,000	5,399,330
13,055,138
Software - 1.9%
Microsoft Corp. *	100,000	6,371,000
Oracle Corp. *	587,600	10,141,976
16,512,976
MATERIALS - 3.2%
Chemicals - 1.8%
PPG Industries, Inc.	173,600	8,435,224
Rohm & Haas Co.	188,000	6,914,640
15,349,864
Paper & Forest Products - 1.4%
Bowater, Inc.	73,300	3,514,002
International Paper Co.	219,900	9,187,422
12,701,424
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
SBC Communications, Inc.	277,100	10,377,395
Verizon Communications, Inc.	364,500	16,894,575
27,271,970
UTILITIES - 4.7%
Electric Utilities - 4.0%
Allegheny Energy, Inc.	196,000	6,450,360
American Electric Power Co., Inc.	156,900	6,549,006
Dominion Resources, Inc.	76,400	4,497,668
FPL Group, Inc.	72,500	3,675,750
TXU Corp.	146,400	7,132,608
Xcel Energy, Inc.	249,270	6,655,509
34,960,901

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
UTILITIES - continued
Gas Utilities - 0.7%
Sempra Energy	272,100	$6,516,795
Total Common Stocks		598,791,370
CONVERTIBLE PREFERRED STOCKS - 11.8%
CONSUMER DISCRETIONARY - 0.9%
Media - 0.9%
Emmis Communications Corp., Ser. A, 6.25%, 12/31/2049	215,000	7,955,000
ENERGY - 0.6%
Energy Equipment & Services - 0.6%
Weatherford International, Inc., 5.00%, 11/01/2027	110,000	5,142,500
FINANCIALS - 0.6%
Real Estate - 0.6%
General Growth Properties, Inc., 7.25%, 07/15/2008	200,000	5,330,000
INDUSTRIALS - 4.4%
Aerospace & Defense - 1.2%
Raytheon Co., 8.25%, 05/15/2006	160,000	10,280,000
Air Freight & Couriers - 0.8%
CNF Trust I, Ser. A (exchangeable for CNF Transportation, Inc. Common Stock), 5.00%, 06/01/2012, TECONS (p)	140,000	6,790,000
Machinery - 1.2%
Cummins Capital Trust I (exchangeable for Cummins, Inc. Common Stock), 7.00%, 06/15/2031 144A	200,000	10,075,000
Road & Rail - 1.2%
Union Pacific Capital Trust (exchangeable for Union Pacific Corp. Common Stock), 6.25%, 4/01/2028	216,800	10,867,100
MATERIALS - 0.6%
Containers & Packaging - 0.5%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018 (p)	100,000	4,150,000
Paper & Forest Products - 0.1%
International Paper Capital Trust (exchangeable for International Paper Co. Common Stock), 5.25%, 07/20/2025 (p)	30,000	1,406,250
UTILITIES - 4.7%
Electric Utilities - 3.6%
Dominion Resources, Inc., 9.50%, 11/16/2004 PIES	175,000	10,237,500
Duke Energy Corp., 8.00%, 11/16/2004	549,592	12,772,518
Duke Energy Corp., 8.25%, 05/18/2004	340,000	8,364,000
31,374,018
Gas Utilities - 0.5%
NiSource, Inc., 7.75%, 02/19/2003 PIES (p)	102,700	4,312,373
Multi-Utilities - 0.6%
Utilicorp United, Inc., 9.75%, 11/16/2002	200,000	5,190,000
Total Convertible Preferred Stocks		102,872,241

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

PREFERRED STOCKS - 2.1%
CONSUMER DISCRETIONARY - 0.8%
Media - 0.8%
Adelphia Communications Corp. (p)	262,000	$6,943,000
FINANCIALS - 1.3%
Diversified Financials - 0.3%
Ford Motor Co. Capital Trust	54,000	2,891,700
Insurance - 1.0%
Prudential Financial, Inc. *	160,549	8,822,168
Total Preferred Stocks		18,656,868

	Principal Amount	Value

CONVERTIBLE DEBENTURES - 13.5%
CONSUMER DISCRETIONARY - 4.3%
Media - 4.3%
Lamar Advertising Co., 5.25%, 09/15/2006	$ 8,000,000	8,240,000
Liberty Media Corp. (exchangeable for Sprint PCS Corp. Common Stock), 4.00%, 11/15/2029	17,900,000	11,030,875
Liberty Media Corp. (exchangeable for Viacom, Inc. Common Stock), 3.25%, 03/15/2031	14,000,000	12,495,000
Mediacom Communications Corp., 5.25%, 07/01/2006	5,000,000	5,850,000
37,615,875
FINANCIALS - 0.7%
Diversified Financials - 0.1%
GATX Corp., 7.50%, 02/01/2007	726,000	790,432
Real Estate - 0.6%
EOP Operating LP (exchangeable for Equity Office Properties Trust Common Stock), 7.25%, 11/15/2008 144A	5,000,000	5,312,500
HEALTH CARE - 0.9%
Biotechnology - 0.9%
Invitrogen Corp., 2.25%, 12/15/2006	8,500,000	7,724,375
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.5%
DDI Corp., 5.25%, 03/01/2008	5,000,000	3,768,750
Semiconductor Equipment & Products - 4.5%
Burr-Brown Corp. (exchangeable for Texas Instruments, Inc. Common Stock), 4.25%, 02/15/2007	6,000,000	6,697,500
Cymer, Inc., Sr. Disc. Note, Step Bond, 7.25%, 08/06/2004 †	7,000,000	7,446,250
Globespan, Inc., 5.25%, 05/15/2006	7,000,000	6,588,750
Lattice Semiconductor Corp., 4.75%, 11/01/2006	6,500,000	8,149,375
Semtech Corp., 4.50%, 02/01/2007	3,000,000	3,228,750
Triquint Semiconductor, Inc., 4.00%, 03/01/2007	10,000,000	7,425,000
39,535,625
Software - 2.6%
Bea Systems, Inc., 4.00%, 12/15/2006	6,000,000	5,497,500
Mercury Interactive Corp., 4.75%, 07/01/2007	7,000,000	5,950,000
Peregrine Systems, Inc., 5.50%, 11/15/2007	7,000,000	5,048,750
Siebel Systems, Inc., 5.50%, 09/15/2006 (p)	4,000,000	6,520,000
23,016,250
Total Convertible Debentures		117,763,807

EVERGREEN
Equity Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Principal Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.6%
FHLMC, 6.54%, 12/10/2007	$2,000,000	$2,073,964
FNMA:
6.32%, 03/03/2008	3,000,000	3,095,502
6.41%, 03/08/2006	1,000,000	1,063,587
6.46%, 01/01/2008	2,000,000	2,062,296
6.875%, 09/24/2012	2,355,000	2,501,366
7.28%, 05/23/2007	3,000,000	3,044,418
Total U.S. Government & Agency Obligations		13,841,133

	Shares	Value

SHORT-TERM INVESTMENTS - 4.9%
MUTUAL FUND SHARES - 4.9%
Evergreen Institutional Money Market Fund (o)	23,418,078	23,418,078
Navigator Prime Portfolio (pp)	19,664,553	19,664,553
Total Short-Term Investments		43,082,631
Total Investments - (cost $821,807,687) - 102.3%		895,008,050
Other Assets and Liabilities - (2.3%)		(19,827,237)
Net Assets - 100.0%		$875,180,813

See Combined Notes to Schedules of Investments.

EVERGREEN
Equity Index Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.3%
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
Cooper Tire & Rubber Co.	5,588	$86,223
Dana Corp.	11,438	167,109
Delphi Automotive Systems Corp.	43,148	616,585
Eaton Corp.	5,337	392,697
Genuine Parts Co.	13,339	473,801
Goodyear Tire & Rubber Co. (p)	12,563	300,004
Johnson Controls, Inc.	6,721	564,967
TRW, Inc.	9,725	412,048
Visteon Corp.	10,039	133,519
3,146,953
Automobiles - 0.7%
Ford Motor Co.	139,460	2,133,738
General Motors Corp.	42,780	2,187,769
Harley-Davidson, Inc.	23,313	1,328,841
5,650,348
Hotels, Restaurants & Leisure - 0.9%
Carnival Corp., Class A	45,142	1,220,640
Darden Restaurants, Inc.	8,975	369,770
Harrahs Entertainment, Inc. *	8,642	329,865
Hilton Hotels Corp.	28,440	341,280
Marriott International, Inc., Class A	18,558	756,795
McDonald’s Corp.	98,994	2,690,657
Starbucks Corp. *	29,363	697,958
Starwood Hotels & Resorts	15,229	521,593
Tricon Global Restaurants, Inc. *	11,232	626,746
Wendy’s International, Inc.	8,053	251,254
7,806,558
Household Durables - 0.3%
Black & Decker Corp.	6,144	252,887
Centex Corp.	4,679	278,307
KB Home	3,875	166,857
Leggett & Platt, Inc.	15,132	366,648
Maytag Corp. (p)	5,912	188,475
Newell Rubbermaid, Inc.	20,537	567,027
Snap-on, Inc.	4,458	145,286
Stanley Works	6,576	291,317
Tupperware Corp.	4,476	85,044
Whirlpool Corp.	5,153	374,623
2,716,471
Leisure Equipment & Products - 0.3%
Brunswick Corp.	6,756	166,198
Eastman Kodak Co. (p)	22,405	636,302
Hasbro, Inc.	13,304	219,516
International Game Technology *	6,757	444,610
Mattel, Inc.	33,240	631,560
2,098,186

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - 3.6%
AOL Time Warner, Inc. *	340,905	$8,969,211
Clear Channel Communications, Inc. *	46,025	2,118,991
Comcast Cable Communications Corp., Class A *	72,771	2,585,554
Dow Jones & Co., Inc.	6,540	338,445
Gannett Co., Inc.	20,396	1,375,710
Interpublic Group of Companies, Inc.	29,082	839,597
Knight-Ridder, Inc.	6,475	403,069
McGraw-Hill Companies, Inc.	14,886	953,895
Meredith Corp.	3,798	133,082
New York Times Co., Class A	11,674	491,826
Omnicom Group, Inc.	14,312	1,250,439
TMP Worldwide, Inc. *(p)	8,514	362,441
Tribune Co.	22,941	852,717
Univision Communications, Inc., Class A *(p)	16,179	565,941
Viacom, Inc., Class B *	136,569	5,461,394
Walt Disney Co.	156,998	3,306,378
30,008,690
Multi-line Retail - 3.8%
Big Lots, Inc. *	8,766	93,971
Costco Wholesale Corp. *	34,826	1,601,996
Dillards, Inc., Class A	6,446	92,693
Dollar General Corp.	25,460	402,268
Family Dollar Stores, Inc.	13,276	447,799
Federated Department Stores, Inc. *	14,838	617,558
J.C. Penney Co., Inc.	20,316	505,259
Kohl’s Corp. *	25,795	1,709,951
May Department Stores Co.	23,042	847,946
Sears, Roebuck & Co.	24,844	1,312,757
Target Corp.	69,526	3,087,650
Wal-Mart Stores, Inc.	343,251	20,588,195
31,308,043
Specialty Retail - 2.4%
Autozone, Inc. *	8,302	561,631
Bed Bath & Beyond, Inc. *	22,336	772,379
Best Buy Co., Inc. *	16,238	1,201,612
Circuit City Stores, Inc.	16,043	478,723
Gap, Inc.	66,418	956,419
Home Depot, Inc.	180,465	9,039,492
Limited, Inc.	33,007	612,280
Lowe’s Companies, Inc.	59,632	2,747,246
Nordstrom, Inc.	10,351	261,880
Office Depot, Inc. *	23,640	388,878
RadioShack Corp.	13,803	435,071
Staples, Inc. *	35,549	647,703
Tiffany & Co.	11,249	401,589
TJX Companies, Inc.	21,003	868,264
Toys “R” Us, Inc. *	15,288	299,033
19,672,200

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.3%
Cintas Corp.	13,069	$653,712
Jones Apparel Group, Inc. *	9,661	320,455
Liz Claiborne, Inc.	8,102	221,752
Nike, Inc., Class B	20,686	1,239,298
Reebok International, Ltd. *	4,536	134,356
V.F. Corp.	8,546	347,139
2,916,712
CONSUMER STAPLES - 8.2%
Beverages - 2.4%
Adolph Coors Co.	2,781	146,475
Anheuser-Busch Companies, Inc.	68,098	3,218,992
Brown-Forman Corp., Class B	5,257	344,334
Coca Cola Enterprises, Inc.	34,250	556,562
Coca-Cola Co.	191,512	8,378,650
Pepsi Bottling Group, Inc.	21,862	503,919
PepsiCo, Inc.	134,740	6,749,127
19,898,059
Food & Drug Retailing - 1.1%
Albertsons, Inc.	31,272	899,070
CVS Corp.	30,094	818,557
Kroger Co. *	61,863	1,274,378
Safeway, Inc. *	38,652	1,563,473
SuperValu, Inc.	10,265	253,340
SYSCO Corp.	51,329	1,520,365
Walgreen Co.	78,558	2,850,084
Winn-Dixie Stores, Inc. (p)	10,823	144,487
9,323,754
Food Products - 1.4%
Archer-Daniels Midland Co.	50,928	709,936
Campbell Soup Co.	31,549	897,569
Conagra, Inc.	41,376	1,026,125
General Mills, Inc.	28,055	1,390,125
H.J. Heinz Co.	26,965	1,116,351
Hershey Foods Corp.	10,444	734,944
Kellogg Co.	31,303	966,011
Sara Lee Corp.	60,325	1,275,874
Unilever NV	44,018	2,479,974
W.M. Wrigley Junior Co.	17,343	947,622
11,544,531
Household Products - 1.1%
Alberto Culver Co., Class B (p)	4,367	203,546
American Greetings Corp., Class A (p)	4,892	60,954
Clorox Co.	17,911	730,411
Procter & Gamble Co.	99,779	8,149,949
9,144,860

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 1.1%
Avon Products, Inc.	18,193	$895,096
Colgate-Palmolive Co.	42,488	2,428,189
Gillette Co.	81,272	2,706,357
International Flavors & Fragrances, Inc.	7,302	219,717
Kimberly-Clark Corp.	40,442	2,438,653
8,688,012
Tobacco - 1.1%
Philip Morris Companies, Inc.	166,862	8,361,455
UST, Inc.	12,738	445,193
8,806,648
ENERGY - 6.1%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	25,866	910,483
Halliburton Co. (p)	33,066	454,658
Nabors Industries, Inc. *	10,848	339,651
Noble Drilling Corp. *	10,185	325,614
Rowan Co., Inc. *	7,218	130,141
Schlumberger, Ltd.	44,337	2,500,163
Transocean Sedco Forex, Inc.	24,549	752,181
5,412,891
Oil & Gas - 5.4%
Amerada Hess Corp.	6,830	419,089
Anadarko Petroleum Corp.	19,157	941,183
Apache Corp.	10,557	511,894
Ashland, Inc.	5,316	248,576
Burlington Resources, Inc.	15,461	529,385
ChevronTexaco Corp.	82,156	6,884,673
Conoco, Inc.	48,169	1,356,439
Devon Energy Corp. (p)	11,967	445,412
EOG Resources, Inc.	8,893	302,273
Exxon Mobil Corp.	526,804	20,571,696
Kerr-McGee Corp.	7,715	408,509
Marathon Oil Corp.	23,826	668,319
Occidental Petroleum Corp.	28,771	746,607
Phillips Petroleum Co.	29,363	1,716,855
Royal Dutch Petroleum Co.	163,573	8,173,743
Sunoco, Inc. (p)	6,053	233,404
Unocal Corp.	18,789	656,676
44,814,733
FINANCIALS - 17.5%
Banks - 5.8%
AmSouth Bancorp	28,064	585,134
Bank of America Corp.	121,164	7,636,967
Bank of New York Co., Inc.	56,716	2,324,222
Bank One Corp.	89,799	3,367,463
BB&T Corp.	34,891	1,229,559
Charter One Financial, Inc.	17,308	515,432
Comerica, Inc.	13,714	771,961
Fifth Third Bancorp	44,498	2,814,499

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
FleetBoston Financial Corp. (p)	80,479	$2,705,704
Golden West Financial Corp.	12,138	772,705
Huntington Bancshares, Inc.	19,342	338,678
KeyCorp	32,612	802,581
Mellon Financial Corp.	36,028	1,383,475
National City Corp.	46,669	1,312,332
Northern Trust Corp.	17,105	998,761
PNC Financial Services Group	21,876	1,263,339
Regions Financial Corp.	17,514	547,663
SouthTrust Corp.	26,390	650,250
Suntrust Banks, Inc.	22,242	1,370,107
Synovus Financial Corp.	22,433	620,048
U.S. Bancorp	150,242	3,128,039
Union Planters Corp.	10,579	473,516
Wachovia Corp. (g)	104,804	3,484,733
Washington Mutual, Inc.	74,172	2,545,583
Wells Fargo & Co.	130,551	6,056,261
Zions Bancorp (p)	7,065	355,652
48,054,664
Diversified Financials - 7.3%
American Express Co.	102,751	3,683,623
Bear Stearns Companies, Inc.	7,249	421,529
Capital One Financial Corp.	16,548	830,213
Charles Schwab Corp.	105,249	1,512,428
Citigroup, Inc.	396,213	18,780,496
Conseco, Inc. *(p)	26,548	104,865
Countrywide Credit Industries, Inc.	9,413	374,167
Crane Co.	4,597	108,581
Fannie Mae	76,934	6,227,807
Fortune Brands, Inc.	11,443	466,073
Franklin Resources, Inc.	20,084	752,146
Freddie Mac	53,528	3,592,799
Household International, Inc.	35,249	1,806,159
J.P. Morgan Chase & Co.	151,944	5,173,693
John Hancock Financial Services, Inc.	23,002	882,817
Lehman Brothers Holdings, Inc.	18,352	1,188,659
MBNA Corp.	65,597	2,295,895
McDermott International, Inc. *	4,749	58,745
Merrill Lynch & Co., Inc.	65,176	3,322,673
Moody’s Corp.	12,013	450,728
Morgan Stanley Dean Witter & Co.	84,461	4,645,355
Providian Financial Corp.	21,888	84,269
State Street Corp.	25,057	1,347,566
Stilwell Financial, Inc.	17,045	433,795
T. Rowe Price Group, Inc.	9,507	357,273
USA Education, Inc.	12,072	1,086,480
59,988,834
Insurance - 4.2%
Ace, Ltd.	19,986	776,456
Aetna, Inc.	11,037	379,452
AFLAC, Inc.	40,213	1,050,364

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
Allstate Corp.	54,911	$1,771,429
AMBAC Financial Group, Inc.	8,126	484,716
American International Group, Inc.	201,192	14,918,387
Aon Corp.	20,733	690,409
Chubb Corp.	13,076	874,131
CIGNA Corp.	11,137	1,024,604
Cincinnati Financial Corp.	12,439	478,902
Hartford Financial Services Group, Inc.	18,881	1,249,733
Jefferson Pilot Corp.	11,586	554,970
Lincoln National Corp.	14,590	751,385
Loew’s Corp.	14,747	891,456
Marsh & McLennan Co.	21,151	2,154,229
MBIA, Inc.	11,429	615,795
MetLife, Inc.	55,816	1,695,690
MGIC Investment Corp.	8,253	552,951
Progressive Corp.	5,645	834,613
SAFECO Corp.	9,843	301,097
St. Paul Companies, Inc.	15,973	713,993
Torchmark Corp.	9,562	363,260
UnumProvident Corp.	18,641	527,540
XL Capital, Ltd., Class A	10,217	900,322
34,555,884
Real Estate - 0.2%
Equity Office Properties Trust REIT	31,908	918,631
Equity Residential Properties Trust REIT	20,855	558,497
Pulte Homes, Inc.	4,540	214,061
1,691,189
HEALTH CARE - 13.8%
Biotechnology - 1.1%
Amgen, Inc. *	80,517	4,468,693
Applera Corp.	16,321	364,448
Biogen, Inc. *	11,390	617,566
Chiron Corp. *	14,567	617,204
Genzyme Corp. *	16,340	745,267
Immunex Corp. *	41,942	1,172,279
MedImmune, Inc. *	19,064	807,742
8,793,199
Health Care Equipment & Supplies - 1.5%
Bausch & Lomb, Inc.	4,130	155,908
Baxter International, Inc.	45,464	2,538,255
Becton Dickinson & Co.	19,910	721,140
Biomet, Inc.	20,764	670,470
Boston Scientific Corp. *	31,061	697,941
C.R. Bard, Inc.	3,935	193,012
Guidant Corp. *	23,467	1,127,589
Medtronic, Inc.	93,233	4,593,590
Saint Jude Medical, Inc. *	6,704	531,627
Stryker Corp.	15,141	889,382
Zimmer Holdings, Inc. *	14,925	485,510
12,604,424

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.3%
Cardinal Health, Inc.	34,723	$2,288,593
HCA-The Healthcare Corp.	39,663	1,685,677
Health Management Associates, Inc., Class A *	18,881	366,858
HealthSouth Corp. *	30,211	353,469
Humana, Inc. *	12,991	161,738
IMS Health, Inc.	22,758	454,022
Manor Care, Inc. *	7,883	156,872
McKesson HBOC, Inc.	22,023	847,885
Quintiles Transnational Corp. *	9,211	147,560
Tenet Healthcare Corp. *	25,066	1,598,960
UnitedHealth Group, Inc.	24,011	1,785,218
Wellpoint Health Networks, Inc., Class A *	4,910	623,030
10,469,882
Pharmaceuticals - 9.9%
Abbott Laboratories	119,559	6,898,554
Allergan, Inc.	10,102	674,309
American Home Products Corp.	101,597	6,569,262
AmerisourceBergen Corp. (p)	7,923	512,856
Bristol-Myers Squibb Co.	149,007	6,760,448
Eli Lilly & Co.	86,578	6,502,008
Forest Laboratories, Inc. *	13,705	1,136,144
Johnson & Johnson Co.	236,230	13,585,587
King Pharmaceuticals, Inc. *	18,916	688,542
Merck & Co., Inc.	175,180	10,367,152
Pfizer, Inc.	484,155	20,174,739
Pharmacia Corp.	99,301	4,021,690
Schering-Plough Corp.	112,752	3,650,910
Watson Pharmaceuticals, Inc. *	8,199	240,231
81,782,432
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.3%
B.F. Goodrich Corp.	7,850	218,387
Boeing Co.	64,496	2,641,111
General Dynamics Corp.	15,539	1,391,673
Lockheed Martin Corp.	33,925	1,797,007
Northrop Grumman Corp.	8,504	949,131
Raytheon Co.	30,106	1,152,157
Rockwell Collins, Inc.	14,142	316,074
United Technologies Corp.	36,083	2,479,985
10,945,525
Air Freight & Couriers - 0.2%
FedEx Corp. *	22,958	1,229,401
Airlines - 0.2%
AMR Corp. *	11,897	296,711
Delta Air Lines, Inc.	9,491	300,011
Southwest Airlines Co.	58,940	1,116,324
US Airways Group, Inc. *(p)	5,246	27,174
1,740,220

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 0.1%
Masco Corp.	35,342	$945,752
Commercial Services & Supplies - 2.0%
Allied Waste Industries, Inc. *	15,169	166,556
Automatic Data Processing, Inc.	47,486	2,564,244
Avery Dennison Corp.	8,463	503,549
Cendant Corp. *(p)	75,586	1,321,243
Computer Sciences Corp. *	13,117	583,707
Concord EFS, Inc. *	38,794	1,130,845
Convergys Corp. *	13,251	419,924
Deluxe Corp.	5,110	235,111
Equifax, Inc.	11,157	280,933
First Data Corp.	29,380	2,430,607
Fiserv, Inc. *	14,413	611,688
H&R Block, Inc.	14,128	653,561
Paychex, Inc.	28,825	1,057,877
Pitney Bowes, Inc.	18,779	785,338
R.R. Donnelley & Sons Co.	8,818	256,163
Robert Half International, Inc. *	13,506	354,127
Sabre Group Holdings, Inc., Class A *	10,279	459,266
Sealed Air Corp. *(p)	6,444	267,555
Waste Management, Inc.	48,348	1,393,389
Xerox Corp. (p)	55,448	628,226
16,103,909
Construction & Engineering - 0.0%
Fluor Corp.	6,169	197,716
Electrical Equipment - 0.2%
American Power Conversion Corp. *	15,058	228,731
Cooper Industries, Inc. (p)	7,212	262,517
Molex, Inc.	15,071	460,419
Power One, Inc. *(p)	6,072	60,295
Thermo Electron Corp.	13,692	300,676
Thomas & Betts Corp.	4,478	87,321
1,399,959
Industrial Conglomerates - 4.9%
Danaher Corp.	11,006	701,522
General Electric Co.	764,531	28,402,327
Honeywell International, Inc.	62,625	2,104,826
ITT Industries, Inc.	6,807	361,384
Minnesota Mining & Manufacturing Co.	30,194	3,345,495
Textron, Inc.	10,878	498,539
Tyco International, Ltd.	153,647	5,400,692
40,814,785
Machinery - 0.7%
Caterpillar, Inc.	26,434	1,329,102
Cummins, Inc.	3,181	119,892
Deere & Co.	18,083	795,110
Dover Corp.	15,588	595,306
Illinois Tool Works, Inc.	23,464	1,674,860

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	12,936	$572,159
Navistar International Corp. *	4,575	178,471
Paccar, Inc.	5,909	391,471
Parker-Hannifin Corp.	9,031	442,880
6,099,251
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	29,778	840,931
CSX Corp.	16,416	656,640
Norfolk Southern Corp.	29,690	669,509
Ryder Systems, Inc.	4,672	116,707
Union Pacific Corp.	19,130	1,187,016
3,470,803
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	7,204	391,177
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 2.6%
Avaya, Inc. *	22,093	190,000
CIENA Corp. *(p)	25,197	320,002
Cisco Systems, Inc. *	564,878	11,184,584
Comverse Technology, Inc. *	14,284	305,249
Corning, Inc.	72,835	580,495
Lucent Technologies, Inc. (p)	262,932	1,719,575
Motorola, Inc.	171,408	2,281,441
Nortel Networks Corp.	246,500	1,784,660
QUALCOMM, Inc. *	58,869	2,597,889
Scientific Atlanta, Inc.	12,034	318,660
Tellabs, Inc. *	31,573	488,119
21,770,674
Computers & Peripherals - 4.1%
Apple Computer, Inc. *	27,017	667,860
Compaq Computer Corp.	130,459	1,611,169
Dell Computer Corp. *	201,002	5,525,545
EMC Corp. *	170,625	2,798,250
Gateway, Inc. *	24,948	129,979
Hewlett-Packard Co. (p)	149,405	3,303,345
International Business Machines Corp.	132,664	14,313,119
Lexmark International Group, Inc., Class A *	10,010	556,055
NCR Corp. *	7,480	318,199
Network Appliance, Inc. *	25,500	457,725
NVIDIA Corp. *(p)	11,133	731,883
Palm, Inc. *	43,743	163,599
QLogic Corp. *	7,135	349,116
Sun Microsystems, Inc. *	249,643	2,686,159
Symbol Technologies, Inc.	17,588	272,614
Unisys Corp. *	24,574	307,175
34,191,792

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. *	35,474	$1,076,636
Andrew Corp. *	6,270	112,797
Emerson Electric Co.	32,957	1,909,529
JDS Uniphase Corp. *	102,248	715,736
PerkinElmer, Inc.	9,487	279,866
Rockwell International Corp.	14,154	272,464
Sanmina Corp. *	40,115	588,888
Solectron Corp. *	63,196	740,657
Tektronix, Inc. *	7,085	173,441
Waters Corp. *	10,016	346,554
6,216,568
Internet Software & Services - 0.1%
Yahoo, Inc. *(p)	43,867	756,267
IT Consulting & Services - 0.3%
Electronic Data Systems Corp.	36,508	2,285,766
Semiconductor Equipment & Products - 4.5%
Advanced Micro Devices, Inc. *	26,170	420,029
Altera Corp. *	29,663	745,135
Analog Devices, Inc. *	27,860	1,220,268
Applied Materials, Inc. *	62,862	2,743,926
Applied Micro Circuits Corp. *	22,975	233,656
Broadcom Corp., Class A *(p)	20,201	857,937
Conexant Systems, Inc. *	19,623	255,884
Intel Corp.	516,906	18,112,386
Jabil Circuit, Inc. *	15,182	352,222
KLA-Tencor Corp. *	14,272	817,500
Linear Technology Corp.	24,379	1,008,559
LSI Logic Corp. *	28,252	468,418
Maxim Integrated Products, Inc. *	24,871	1,380,092
Micron Technology, Inc. *	46,151	1,557,596
National Semiconductor Corp. *	13,547	382,161
Novellus Systems, Inc. *	11,037	471,390
PMC-Sierra, Inc. *(p)	12,712	303,435
Teradyne, Inc. *	13,927	415,860
Texas Instruments, Inc.	133,400	4,163,414
Vitesse Semiconductor Corp. *	14,670	185,576
Xilinx, Inc. *	25,723	1,115,092
37,210,536
Software - 5.0%
Adobe Systems, Inc.	18,266	615,564
Autodesk, Inc.	4,220	173,020
BMC Software, Inc. *	18,808	332,337
Citrix Systems, Inc. *(p)	14,457	249,094
Computer Associates International, Inc.	44,357	1,528,542
Compuware Corp. *	28,638	389,477
Intuit, Inc. *	16,331	640,992
Mercury Interactive Corp. *	6,370	242,697
Microsoft Corp. *	414,769	26,424,933
Novell, Inc. *	27,892	145,875
Oracle Corp. *	428,317	7,392,751

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
Parametric Technology Corp. *	20,219	$139,107
Peoplesoft, Inc. *	23,325	757,829
Sapient Corp. *	9,729	53,510
Siebel Systems, Inc. *(p)	35,607	1,260,132
Veritas Software Corp. *	30,872	1,313,604
41,659,464
MATERIALS - 2.7%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	17,506	809,653
Dow Chemical Co.	69,456	2,051,730
E.I. du Pont de Nemours & Co.	78,949	3,487,177
Eastman Chemical Co.	5,937	238,430
Ecolab, Inc.	9,845	421,268
Engelhard Corp.	9,996	278,489
Great Lakes Chemical Corp.	3,865	89,127
Hercules, Inc.	8,356	78,546
Millipore Corp.	3,676	197,401
Pall Corp.	9,406	216,902
PPG Industries, Inc.	12,966	630,018
Praxair, Inc.	12,387	719,065
Rohm & Haas Co.	16,972	624,230
Sherwin-Williams Co.	11,894	329,702
Sigma-Aldrich Corp.	5,649	236,241
10,407,979
Construction Materials - 0.0%
Vulcan Materials Co.	7,800	361,920
Containers & Packaging - 0.1%
Ball Corp.	2,110	166,057
Bemis Co., Inc.	4,067	205,139
Pactiv Corp. *	12,268	220,824
Temple-Inland, Inc.	3,800	210,368
802,388
Metals & Mining - 0.7%
Alcan Aluminum, Ltd.	24,711	960,269
Alcoa, Inc.	65,407	2,344,841
Allegheny Technologies, Inc.	6,179	99,729
Barrick Gold Corp.	41,278	709,569
Freeport McMoRan Copper & Gold, Inc., Class B *(p)	11,091	172,465
Inco, Ltd. *	14,006	254,629
Newmont Mining Corp. (p)	15,096	329,697
Nucor Corp.	5,990	358,202
Phelps Dodge Corp.	6,063	211,417
Placer Dome, Inc.	25,286	312,029
United States Steel Corp.	6,868	137,223
Worthington Industries, Inc.	6,576	97,193
5,987,263

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 0.6%
Boise Cascade Corp.	4,469	$159,097
Georgia-Pacific Corp.	17,694	442,350
International Paper Co.	37,116	1,550,707
Louisiana Pacific Corp.	8,044	69,500
MeadWestvaco Corp.	15,287	493,464
Plum Creek Timber Company, Inc.	14,055	424,461
Weyerhaeuser Co.	16,654	971,261
Willamette Industries, Inc.	8,462	469,218
4,580,058
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.5%
ADC Telecommunications, Inc. *	60,800	296,704
ALLTEL Corp.	23,905	1,326,249
AT&T Corp.	272,472	4,822,754
BellSouth Corp.	144,549	5,781,960
Centurytel, Inc.	10,864	334,394
Citizens Communications Co. (p)	21,569	215,906
Qwest Communications International, Inc. *	128,221	1,346,321
SBC Communications, Inc.	258,881	9,695,093
Sprint Corp. (p)	68,317	1,209,211
Verizon Communications, Inc.	209,046	9,689,282
WorldCom, Inc. *	227,140	2,282,757
37,000,631
Wireless Telecommunications Services - 0.5%
AT&T Wireless Services, Inc. *	194,869	2,240,994
Nextel Communications, Inc. *(p)	61,479	494,906
Sprint Corp. (PCS Group) *	75,911	1,243,422
3,979,322
UTILITIES - 2.8%
Electric Utilities - 2.3%
AES Corp. *	41,051	556,241
Allegheny Energy, Inc.	9,630	316,923
Ameren Corp.	10,598	454,336
American Electric Power Co., Inc.	24,816	1,035,820
Calpine Corp. *(p)	23,512	263,334
Cinergy Corp. (p)	12,253	395,772
CMS Energy Corp.	10,240	233,779
Consolidated Edison, Inc. (p)	16,344	669,941
Constellation Energy Group, Inc.	12,607	355,517
Dominion Resources, Inc.	20,256	1,192,471
DTE Energy Co.	12,525	513,525
Duke Energy Corp. *	59,772	2,084,250
Edison International *	25,091	387,656
Entergy Corp.	17,022	700,966
Exelon Corp.	24,712	1,216,819
FirstEnergy Corp.	22,919	852,587
FPL Group, Inc. (p)	13,543	726,040
Mirant Corp. *	30,852	308,829
Niagara Mohawk Holdings, Inc. *	12,340	228,907
Nisource, Inc.	15,925	331,240

EVERGREEN
Equity Index Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
PG&E Corp. *	29,823	$641,194
Pinnacle West Capital Corp.	6,518	259,807
PPL Corp.	11,278	380,069
Progress Energy, Inc.	16,845	736,126
Public Service Enterprise Group, Inc.	15,977	672,312
Reliant Energy, Inc.	22,960	575,837
Southern Co.	53,533	1,319,588
TECO Energy, Inc. (p)	10,746	259,731
TXU Corp. (p)	20,416	994,668
Xcel Energy, Inc. (p)	26,610	710,487
19,374,772
Gas Utilities - 0.3%
El Paso Corp.	39,300	1,491,435
Keyspan Corp. (p)	10,711	346,608
Kinder Morgan, Inc.	8,596	444,413
NICOR, Inc.	3,448	140,127
Peoples Energy Corp.	2,725	99,980
Sempra Energy	15,956	382,146
2,904,709
Multi-Utilities - 0.2%
Dynegy, Inc., Class A	27,025	644,546
Williams Companies, Inc.	39,689	701,702
1,346,248
Total Common Stocks		795,073,012

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 6.4%
U.S. TREASURY OBLIGATIONS - 0.4%
U.S. Treasury Bills:
1.76%, 02/07/2002	$ 1,700,000	1,699,501
1.82%, 02/28/2002	1,500,000	1,497,953
Total U.S. Treasury Obligations		3,197,454

	Shares	Value

MUTUAL FUND SHARES - 6.0%
Evergreen Institutional Money Market Fund (o)	24,524,776	24,524,776
Navigator Prime Portfolio (pp)	24,938,172	24,938,172
Total Mutual Fund Shares		49,462,948
Total Short Term Investments		52,660,402
Total Investments - (cost $733,570,809) - 102.7%		847,733,414
Other Assets and Liabilities - (2.7%)		(22,006,516)
Net Assets - 100.0%		$825,726,898

See Combined Notes to Schedules of Investments.

EVERGREEN
Growth and Income Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 92.2%
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	105,000	$1,500,450
Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp.	107,200	2,913,696
Household Durables - 1.7%
Black & Decker Corp.	100,500	4,136,580
Mohawk Industries, Inc. *	54,700	3,006,312
Toll Brothers, Inc. *	118,000	5,380,800
12,523,692
Media - 6.7%
Adelphia Communications Corp., Class A *(p)	79,100	2,041,571
AOL Time Warner, Inc. *	156,850	4,126,723
Cablevision Systems Corp., Class A *(p)	51,600	2,182,680
Clear Channel Communications, Inc. *	165,789	7,632,926
Gaylord Entertainment Co. *	219,580	5,544,395
Martha Stewart Living Omnimedia, Inc. *(p)	59,400	935,550
McGraw-Hill Companies, Inc.	153,700	9,849,096
New York Times Co., Class A (p)	122,000	5,139,860
News Corporation, Ltd. (p)	95,900	2,256,527
Univision Communications, Inc., Class A *(p)	113,000	3,952,740
Viacom, Inc., Class A *	130,000	5,190,900
48,852,968
Multi-line Retail - 1.7%
Costco Wholesale Corp. *(p)	77,000	3,542,000
Family Dollar Stores, Inc.	100,000	3,373,000
Target Corp.	24,000	1,065,840
Wal-Mart Stores, Inc.	75,000	4,498,500
12,479,340
Specialty Retail - 0.7%
Lowe’s Companies, Inc. (p)	99,600	4,588,572
Textiles & Apparel - 0.5%
Nike, Inc., Class B	60,000	3,594,600
CONSUMER STAPLES - 5.1%
Beverages - 2.1%
Anheuser-Busch Companies, Inc.	159,800	7,553,746
Coca-Cola Co.	62,300	2,725,625
PepsiCo, Inc.	101,700	5,094,153
15,373,524
Food Products - 0.9%
H.J. Heinz Co.	68,400	2,831,760
Kraft Foods, Inc., Class A	86,340	3,199,760
6,031,520
Household Products - 0.5%
Procter & Gamble Co.	47,100	3,847,128
Personal Products - 0.2%
Colgate-Palmolive Co.	25,500	1,457,325
Tobacco - 1.4%
Philip Morris Companies, Inc.	200,200	10,032,022

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - 8.4%
Energy Equipment & Services - 0.4%
Schlumberger, Ltd.	47,014	$2,651,119
Oil & Gas - 8.0%
BP Amoco Plc, ADR	126,976	5,932,319
ChevronTexaco Corp.	148,800	12,469,440
Conoco, Inc.	78,805	2,219,149
Devon Energy Corp.	109,800	4,086,756
Exxon Mobil Corp.	339,700	13,265,285
Kerr-McGee Corp.	166,355	8,808,497
Murphy Oil Corp.	42,300	3,341,700
Phillips Petroleum Co.	97,840	5,720,705
Unocal Corp.	64,500	2,254,275
58,098,126
FINANCIALS - 23.3%
Banks - 9.9%
Bank of America Corp.	70,000	4,412,100
Bank of New York Co., Inc.	115,500	4,733,190
Banknorth Group, Inc.	152,000	3,596,320
BSB Bancorp, Inc.	189,100	5,247,525
FleetBoston Financial Corp.	44,100	1,482,642
Hibernia Corp., Class A	170,300	3,055,182
Mellon Financial Corp.	265,000	10,176,000
North Fork Bancorp, Inc.	245,600	8,178,480
PNC Financial Services Group	30,900	1,784,475
Susquehanna Bancshares, Inc.	151,100	3,392,195
U.S. Bancorp	42,000	874,440
Washington Mutual, Inc.	125,550	4,308,876
Wells Fargo & Co.	332,626	15,430,520
Wilmington Trust Corp.	77,000	4,980,360
71,652,305
Diversified Financials - 9.8%
American Express Co. (p)	49,300	1,767,405
Citigroup, Inc.	376,900	17,865,060
Fannie Mae	22,000	1,780,900
Freddie Mac	244,900	16,437,688
J.P. Morgan Chase & Co.	51,000	1,736,550
Legg Mason, Inc.	147,732	7,735,248
Merrill Lynch & Co., Inc.	68,400	3,487,032
Morgan Stanley Dean Witter & Co.	32,500	1,787,500
State Street Corp.	134,500	7,233,410
T. Rowe Price Group, Inc.	310,000	11,649,800
71,480,593
Insurance - 2.7%
Allstate Corp.	31,700	1,022,642
AMBAC Financial Group, Inc.	56,450	3,367,242
American International Group, Inc.	53,000	3,929,950
Chubb Corp.	11,300	755,405
Hartford Financial Services Group, Inc.	74,100	4,904,679
Lincoln National Corp.	59,400	3,059,100
St. Paul Companies, Inc.	63,000	2,816,100
19,855,118

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - 0.9%
Equity Office Properties Trust REIT	50,000	$1,439,500
Post Property, Inc. REIT	80,100	2,695,365
Weingarten Realty Investors REIT	50,000	2,462,500
6,597,365
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 1.7%
Apogent Technology, Inc. *	190,000	4,765,200
Baxter International, Inc.	60,000	3,349,800
Becton Dickinson & Co.	120,900	4,378,998
Zimmer Holdings, Inc. *	4,730	153,867
12,647,865
Health Care Providers & Services - 0.7%
CIGNA Corp.	22,200	2,042,400
Tenet Healthcare Corp. *	51,300	3,272,427
5,314,827
Pharmaceuticals - 5.0%
Abbott Laboratories	116,300	6,710,510
American Home Products Corp.	141,000	9,117,060
Bristol-Myers Squibb Co.	62,000	2,812,940
Johnson & Johnson Co.	162,360	9,337,324
Merck & Co., Inc.	76,200	4,509,516
Pharmacia Corp.	67,200	2,721,600
Watson Pharmaceuticals, Inc. *	25,700	753,010
35,961,960
INDUSTRIALS - 14.5%
Aerospace & Defense - 3.7%
Boeing Co.	29,300	1,199,835
Bombardier, Inc., Class B (p)	300,000	2,770,100
General Dynamics Corp.	29,800	2,668,888
Lockheed Martin Corp.	275,000	14,566,750
Northrop Grumman Corp.	31,000	3,459,910
Raytheon Co.	47,000	1,798,690
United Technologies Corp.	10,000	687,300
27,151,473
Air Freight & Couriers - 1.2%
Expeditors International of Washington, Inc.	145,400	8,806,878
Building Products - 0.8%
Masco Corp. (p)	212,000	5,673,120
Commercial Services & Supplies - 3.1%
BARRA, Inc. *	124,150	6,916,397
Certegy, Inc. *	76,000	2,636,440
Convergys Corp. *	248,300	7,868,627
Equifax, Inc.	152,000	3,827,360
Waste Management, Inc.	53,500	1,541,870
22,790,694

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 3.1%
General Electric Co.	333,700	$12,396,955
Honeywell International, Inc.	80,000	2,688,800
Minnesota Mining & Manufacturing Co.	65,600	7,268,480
22,354,235
Machinery - 1.6%
AptarGroup, Inc.	117,000	3,753,360
Caterpillar, Inc.	66,000	3,318,480
Dover Corp.	121,000	4,620,990
11,692,830
Road & Rail - 1.0%
Kansas City Southern Industries, Inc. *	278,600	3,850,252
Union Pacific Corp.	55,000	3,412,750
7,263,002
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.5%
Cisco Systems, Inc. *	449,766	8,905,367
Motorola, Inc.	89,575	1,192,243
Nokia Corp., ADR	41,000	961,450
11,059,060
Computers & Peripherals - 0.6%
Apple Computer, Inc. *	149,500	3,695,640
International Business Machines Corp.	5,000	539,450
4,235,090
Semiconductor Equipment & Products - 3.9%
Altera Corp. *	61,500	1,544,880
Intel Corp.	298,000	10,441,920
Jabil Circuit, Inc. *(p)	138,900	3,222,480
KLA-Tencor Corp. *	146,000	8,362,880
LSI Logic Corp. *(p)	25,000	414,500
Micron Technology, Inc. *	68,300	2,305,125
National Semiconductor Corp. *	23,700	668,577
Texas Instruments, Inc.	56,700	1,769,607
Zilog, Inc.	18,648	9,324
28,739,293
Software - 3.5%
Adobe Systems, Inc.	160,700	5,415,590
Microsoft Corp. *	208,525	13,285,128
National Instruments Corp. *(p)	82,500	3,187,800
Oracle Corp. *	194,300	3,353,618
25,242,136
MATERIALS - 4.9%
Chemicals - 2.5%
Donaldson Company, Inc.	354,100	13,105,241
PPG Industries, Inc.	59,400	2,886,246
Rohm & Haas Co.	62,200	2,287,716
18,279,203

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	56,200	$2,291,274
Metals & Mining - 1.0%
Alcoa, Inc.	138,600	4,968,810
Phelps Dodge Corp.	66,000	2,301,420
7,270,230
Paper & Forest Products - 1.1%
International Paper Co.	70,000	2,924,600
MeadWestvaco Corp.	38,700	1,249,236
Weyerhaeuser Co.	57,000	3,324,240
7,498,076
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
Adelphia Business Solutions *	39,399	4,334
ALLTEL Corp.	70,900	3,933,532
AT&T Corp.	101,100	1,789,470
Centurytel, Inc.	164,300	5,057,154
SBC Communications, Inc.	118,000	4,419,100
Verizon Communications, Inc.	127,800	5,923,530
WorldCom, Inc. *	158,688	1,594,814
22,721,934
UTILITIES - 4.1%
Electric Utilities - 2.5%
Allegheny Energy, Inc.	64,800	2,132,568
American Electric Power Co., Inc.	51,900	2,166,306
Dominion Resources, Inc.	26,000	1,530,620
Duke Energy Corp. (p)	123,100	4,292,497
FPL Group, Inc.	24,500	1,242,150
Public Service Enterprise Group, Inc. (p)	33,000	1,388,640
TXU Corp.	48,400	2,358,048
UtiliCorp United, Inc.	60,000	1,392,600
Xcel Energy, Inc.	82,400	2,200,080
18,703,509
Gas Utilities - 1.3%
El Paso Corp.	88,800	3,369,960
Sempra Energy	92,000	2,203,400
Southwestern Energy Co. *	327,700	3,768,550
9,341,910
Multi-Utilities - 0.3%
Williams Companies, Inc.	118,000	2,086,240
Total Common Stocks		670,654,302
CONVERTIBLE PREFERRED STOCKS - 1.0%
MATERIALS - 0.4%
Containers & Packaging - 0.4%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018	78,375	3,252,563

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - continued
UTILITIES - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp., 8.00%, 11/16/2004	186,880	$4,343,091
Total Convertible Preferred Stocks		7,595,654
PREFERRED STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Adelphia Communications Corp.	89,000	2,358,500
FINANCIALS - 0.6%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust	18,700	1,001,385
Insurance - 0.4%
Prudential Financial, Inc. *	54,422	2,990,489
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Fresenius National Medical Care, Inc., Ser. D *	130,000	4,940
Total Preferred Stocks		6,355,314

	Shares	Prinipal Amount

CONVERTIBLE DEBENTURES - 3.8%
CONSUMER DISCRETIONARY - 1.1%
Media - 1.1%
Getty Images, Inc., 5.00%, 03/15/2007	$ 5,500,000	4,571,875
Liberty Media Corp. (exchangeable for Sprint PCS Corp. Common Stock), 4.00%, 11/15/2029	6,100,000	3,759,125
8,331,000
FINANCIALS - 0.0%
Diversified Financials - 0.0%
GATX Corp., 7.50%, 02/01/2007	246,000	267,833
HEALTH CARE - 0.4%
Biotechnology - 0.4%
Invitrogen Corp., 2.25%, 12/15/2006	3,000,000	2,726,250
INFORMATION TECHNOLOGY - 2.3%
Semiconductor Equipment & Products - 1.2%
Triquint Semiconductor, Inc., 4.00%, 03/01/2007 (p)	7,550,000	5,605,875
Vitesse Semiconductor Corp., 4.00%, 03/15/2005	3,775,000	3,071,906
8,677,781
Software - 1.1%
Juniper Networks, Inc., 4.75%, 03/15/2007	4,100,000	3,090,375
Siebel Systems, Inc., 5.50%, 09/15/2006	3,000,000	4,890,000
7,980,375
Total Convertible Debentures		27,983,239

EVERGREEN
Growth and Income Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 6.6%
MUTUAL FUND SHARES - 6.6%
Evergreen Institutional Money Market Fund (o)	15,634,448	$15,634,448
Navigator Prime Portfolio (pp)	32,063,315	32,063,315
Total Short-Term Investments		47,697,763
Total Investments - (cost $622,681,843) - 104.5%		760,286,272
Other Assets and Liabilities - (4.5%)		(32,989,303)
Net Assets - 100.0%		$727,296,969

See Combined Notes to Schedules of Investments.

EVERGREEN
Small Cap Value Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 95.4%
CONSUMER DISCRETIONARY - 20.5%
Auto Components - 2.4%
American Axle & Manufacturing Holdings, Inc.	77,649	$2,096,523
Arvinmeritor, Inc.	181,700	4,369,885
Autoliv, Inc.	263,200	5,524,568
11,990,976
Hotels, Restaurants & Leisure - 2.7%
Buca, Inc. (p)	151,600	2,956,200
Jack In The Box, Inc. *	123,900	3,469,200
Orient Express Hotels, Ltd., Class A (p)	78,462	1,366,808
Prime Hospitality Corp. *	312,641	3,392,155
Six Flags, Inc. *	152,000	2,286,080
13,470,443
Household Durables - 1.4%
Furniture Brands International, Inc. *	152,400	5,603,748
Industrie Natuzzi SpA, ADR	108,300	1,572,516
7,176,264
Leisure Equipment & Products - 1.8%
Brunswick Corp.	63,100	1,552,260
Callaway Golf Co.	264,300	4,493,100
National RV Holdings, Inc. *(p)	333,500	3,318,325
9,363,685
Media - 2.6%
Beasley Broadcast Group, Inc., Class A *	75,000	922,500
Emmis Broadcasting Corp., Class A *	211,800	4,617,240
Speedway Motorsports, Inc. *(p)	101,800	2,362,778
Valassis Communications, Inc. *	72,500	2,679,600
World Wrestling Federation Entertainment, Inc., Class A (p)	170,900	2,438,743
13,020,861
Specialty Retail - 5.9%
Abercrombie & Fitch Co., Class A *	159,800	4,242,690
Ann Taylor Stores Corp. *	173,000	6,703,750
Charming Shoppes, Inc.	674,700	3,973,983
Cutter & Buck, Inc. *	158,300	1,028,950
Haverty Furniture Companies, Inc.	90,000	1,591,200
Linens 'n Things, Inc. *	158,400	4,569,840
Neiman Marcus Group, Class A *	12,500	443,625
Pier 1 Imports, Inc.	225,400	4,257,806
Zale Corp. *	67,900	3,086,055
29,897,899
Textiles & Apparel - 3.7%
Kenneth Cole Productions, Inc., Class A *(p)	358,900	6,144,368
Nautica Enterprises, Inc. *	61,500	861,000
Reebok International, Ltd. *	174,200	5,159,804
Russell Corp.	86,500	1,384,000
Steven Madden, Ltd.	188,300	2,824,500
Tommy Hilfiger Corp. *	173,400	2,252,466
18,626,138

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - 2.4%
Beverages - 0.6%
Adolph Coors Co.	56,500	$2,975,855
Food & Drug Retailing - 0.4%
Longs Drug Stores Corp.	100,200	2,229,450
Food Products - 1.4%
Hain Celestial Group, Inc. *(p)	150,500	3,429,895
International Multifoods Corp. *	78,300	1,738,260
Sensient Technology Corp.	88,500	1,722,210
6,890,365
ENERGY - 1.4%
Energy Equipment & Services - 0.8%
Pride International, Inc.	49,700	648,585
Veritas DGC, Inc. (p)	200,500	3,266,145
3,914,730
Oil & Gas - 0.6%
Newfield Exploration Co. *(p)	37,800	1,213,002
St. Mary Land & Exploration Co.	51,000	1,053,150
Stone Energy Corp. *	11,000	379,060
XTO Energy, Inc.	41,775	676,337
3,321,549
FINANCIALS - 19.2%
Banks - 8.1%
Banknorth Group, Inc.	161,800	3,828,188
Britton & Koontz Capital Corp.	76,600	1,129,467
City National Corp.	49,600	2,446,272
Civic Bancorp *	115,762	2,459,943
Columbia Banking Systems, Inc. *(p)	131,176	1,562,306
Compass Bancshares, Inc.	102,200	2,956,646
Cullen/Frost Bankers, Inc.	173,100	5,443,995
East West Bancorp, Inc.	139,268	3,648,822
First Oak Brook Bancshares, Inc., Class A	75,986	2,044,023
First State Bancorp	179,328	3,783,821
Firstfed Financial Corp. *	62,200	1,624,042
Granite State Bankshares, Inc.	171,900	4,220,145
Mid-State Bancshares	233,200	3,836,140
Prosperity Bancshares, Inc.	15,100	437,900
Roslyn Bancorp, Inc.	36,401	724,744
Washington Trust Bancorp, Inc.	40,087	751,631
40,898,085
Diversified Financials - 2.5%
Phoenix Companies, Inc. *	268,800	4,631,424
Raymond James Financial, Inc.	91,700	3,073,784
Waddell & Reed Financial, Inc., Class A	158,550	5,181,414
12,886,622
Insurance - 4.6%
Alfa Corp.	12,400	295,132
Harleysville Group, Inc.	116,100	3,016,278
Horace Mann Educators Corp.	135,600	2,713,356
Landamerica Financial Group, Inc.	105,600	2,854,368

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
Max Re Capital, Ltd (p)	84,600	$1,395,900
Mutual Risk Management, Ltd. (p)	233,000	1,262,860
Odyssey Holdings Corp.	277,900	4,507,538
PMA Capital Corp.	253,726	4,871,539
Willis Group Holdings, Ltd. *(p)	80,200	2,147,756
23,064,727
Real Estate - 4.0%
AMB Property Corp. REIT	146,100	3,741,621
Brandywine Realty Trust REIT	124,500	2,624,460
Host Marriott Corp. REIT	382,600	3,860,434
Liberty Property Trust REIT	66,500	1,951,775
Prentiss Properties Trust REIT	88,700	2,485,374
Reckson Association Realty Corp. REIT	154,100	3,556,628
SL Green Realty Corp. REIT	58,000	1,835,700
20,055,992
HEALTH CARE - 12.2%
Health Care Equipment & Supplies - 1.8%
C.R. Bard, Inc.	66,500	3,261,825
Exactech, Inc. *	75,200	1,252,080
PSS World Medical, Inc. *	478,200	4,810,692
9,324,597
Health Care Providers & Services - 5.0%
Apria Healthcare Group, Inc. *	211,500	5,181,750
Axcan Pharma, Inc. *	253,680	3,348,576
Health Net, Inc. *	207,900	4,632,012
Quintiles Transnational Corp. *	250,000	4,005,000
Stewart Enterprises, Inc., Class A	654,400	3,952,576
Sybron Dental Specialties, Inc. *	124,033	2,416,163
Triad Hospitals, Inc. *(p)	53,800	1,705,460
25,241,537
Pharmaceuticals - 5.4%
Alpharma, Inc., Class A (p)	183,500	4,725,125
ICN Pharmaceuticals, Inc.	196,600	6,295,132
IVAX Corp. *	329,400	6,423,300
KV Pharmaceutical Co.	29,200	819,060
KV Pharmaceutical Co., Class A	33,850	841,172
Noven Pharmaceuticals, Inc. *	204,900	3,346,017
Watson Pharmaceuticals, Inc. *	161,200	4,723,160
27,172,966
INDUSTRIALS - 15.7%
Aerospace & Defense - 2.3%
Gencorp, Inc.	138,200	1,572,716
Teledyne Technologies, Inc. *	230,800	3,577,400
United Defense Industries, Inc.	253,075	6,326,875
11,476,991
Air Freight & Couriers - 1.6%
CNF Transportation, Inc.	240,800	7,946,400

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 1.1%
NCI Building Systems, Inc. *	92,000	$1,573,200
Steel Dynamics, Inc. *	307,700	4,212,413
5,785,613
Commercial Services & Supplies - 1.2%
Kaydon Corp.	236,900	6,017,260
Construction & Engineering - 0.5%
Insituform Technologies, Inc., Class A *	104,900	2,523,894
Electrical Equipment - 2.5%
Advanced Energy Industries, Inc. *(p)	163,600	4,204,520
Artesyn Technologies, Inc. *	665,900	6,951,996
Baldor Electric Co.	61,400	1,335,450
12,491,966
Industrial Conglomerates - 0.8%
Pittston Brink’s Group	181,000	4,054,400
Machinery - 3.8%
AGCO Corp.	344,300	5,167,943
Applied Industrial Technologies, Inc.	87,500	1,627,500
Astec Industries, Inc. *(p)	177,000	2,249,670
Flowserve Corp. *	83,300	2,065,007
Idex Corp.	42,200	1,434,800
JLG Industries, Inc.	120,900	1,375,842
Manitowoc Co., Inc.	47,800	1,594,130
Terex Corp. *	211,600	3,544,300
19,059,192
Marine - 0.2%
UTI Worldwide, Inc. * (p)	67,000	1,171,160
Road & Rail - 1.7%
Kansas City Southern Industries, Inc. *	71,300	985,366
Swift Transportation Co., Inc. *	96,700	2,376,886
Wabtec Inc.	374,700	5,152,125
8,514,377
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 2.0%
Ditech Communications Corp. *(p)	307,100	1,827,245
GlobespanVirata, Inc.	518,886	8,426,709
10,253,954
Computers & Peripherals - 0.5%
SBS Technologies, Inc. *	137,700	2,106,810
Synaptics, Inc.	25,000	324,500
2,431,310
Electronic Equipment & Instruments - 1.6%
LSI Industries, Inc.	64,350	1,118,403
Manufacturers Services, Ltd. *	477,000	2,361,150
Park Electrochemical Corp.	24,500	649,250
Varian, Inc. *	114,400	4,026,880
8,155,683

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.9%
Transaction Systems Architects, Inc., Class A	406,000	$4,360,440
Semiconductor Equipment & Products - 4.4%
Axcelis Technologies, Inc. *	265,700	3,650,718
Cypress Semiconductor Corp. *	487,000	10,597,120
Mattson Technology, Inc. *(p)	513,700	3,626,722
Ultratech Stepper, Inc.	274,400	4,195,576
22,070,136
Software - 2.2%
Answerthink Consulting Group *	642,400	4,644,552
FileNet Corp. *	282,200	6,462,380
11,106,932
MATERIALS - 10.9%
Chemicals - 5.9%
Cambrex Corp.	148,700	6,535,365
Crompton Corp.	325,400	2,944,870
Cytec Industries, Inc. *	100,000	2,379,000
IMC Global, Inc.	265,000	3,590,750
MacDermid, Inc.	379,400	6,817,818
Olin Corp.	249,900	3,596,061
Wellman, Inc.	312,000	4,180,800
30,044,664
Construction Materials - 1.2%
Texas Industries, Inc. (p)	164,600	6,106,660
Containers & Packaging - 0.8%
Aptar Group, Inc.	119,400	3,830,352
Metals & Mining - 2.4%
AK Steel Holding Corp.	318,900	4,394,442
UCAR International, Inc.	669,400	7,570,914
11,965,356
Paper & Forest Products - 0.6%
Louisiana Pacific Corp.	335,200	2,896,128
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Hickory Technology Corp.	63,395	936,978
UTILITIES - 1.3%
Electric Utilities - 1.2%
El Paso Electric Co. *	180,500	2,536,025
Wisconsin Energy Corp.	146,400	3,308,640
5,844,665
Gas Utilities - 0.1%
Chesapeake Utilities Corp.	37,300	723,620
Total Common Stocks		481,290,872

EVERGREEN
Small Cap Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Alpharma, Inc., 5.75%, 04/01/2005	$ 670,000	$691,775

	Shares	Value

SHORT-TERM INVESTMENTS - 11.5%
MUTUAL FUND SHARES - 11.5%
Evergreen Institutional Money Market Fund (o)	26,507,805	26,507,805
Navigator Prime Portfolio (pp)	31,352,982	31,352,982
Total Short-Term Investments		57,860,787
Total Investments - (cost $491,335,324) - 107.0%		539,843,434
Other Assets and Liabilities - (7.0%)		(35,104,870)
Net Assets - 100.0%		$504,738,564

See Combined Notes to Schedules of Investments.

EVERGREEN
Strategic Value Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 10.0%
Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	422,947	$11,495,699
Household Durables - 1.9%
Black & Decker Corp.	397,031	16,341,796
Media - 4.7%
Adelphia Communications Corp., Class A *(p)	311,423	8,037,828
AOL Time Warner, Inc. *	500,001	13,155,026
Cablevision Systems Corp., Class A *(p)	202,628	8,571,164
New York Times Co., Class A	236,700	9,972,171
39,736,189
Specialty Retail - 2.1%
Lowe’s Companies, Inc.	392,250	18,070,958
CONSUMER STAPLES - 9.4%
Beverages - 4.4%
Anheuser-Busch Companies, Inc.	366,338	17,316,797
PepsiCo, Inc.	400,045	20,038,254
37,355,051
Household Products - 1.8%
Procter & Gamble Co.	185,572	15,157,521
Tobacco - 3.2%
Philip Morris Companies, Inc.	547,418	27,431,116
ENERGY - 9.1%
Oil & Gas - 9.1%
ChevronTexaco Corp.	188,232	15,773,842
Conoco, Inc.	632,024	17,797,796
Devon Energy Corp.	174,601	6,498,649
Exxon Mobil Corp.	962,650	37,591,482
77,661,769
FINANCIALS - 23.6%
Banks - 6.7%
Bank of America Corp.	275,783	17,382,602
U.S. Bancorp	458,100	9,537,642
Washington Mutual, Inc.	343,763	11,797,946
Wells Fargo & Co.	393,417	18,250,615
56,968,805
Diversified Financials - 12.4%
American Express Co.	224,500	8,048,325
Citigroup, Inc.	773,966	36,685,989
Fannie Mae	124,192	10,053,342
Freddie Mac	311,091	20,880,428
J.P. Morgan Chase & Co.	265,341	9,034,861
Merrill Lynch & Co., Inc.	269,418	13,734,930
Morgan Stanley Dean Witter & Co.	128,071	7,043,905
105,481,780

EVERGREEN
Strategic Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 4.5%
Allstate Corp.	188,200	$6,071,332
American International Group, Inc.	286,882	21,272,300
Chubb Corp.	43,900	2,934,715
CIGNA Corp.	87,322	8,033,624
38,311,971
HEALTH CARE - 10.7%
Health Care Equipment & Supplies - 0.6%
Becton Dickinson & Co.	122,700	4,444,194
Health Care Providers & Services - 1.5%
Tenet Healthcare Corp. *	202,449	12,914,222
Pharmaceuticals - 8.6%
Abbott Laboratories	238,108	13,738,832
American Home Products Corp.	113,642	7,348,092
Bristol-Myers Squibb Co.	347,189	15,751,965
Johnson & Johnson Co.	170,893	9,828,056
Merck & Co., Inc.	236,105	13,972,694
Pharmacia Corp.	315,505	12,777,952
73,417,591
INDUSTRIALS - 5.6%
Aerospace & Defense - 1.3%
Northrop Grumman Corp.	100,800	11,250,288
Commercial Services & Supplies - 1.3%
Waste Management, Inc.	397,495	11,455,806
Industrial Conglomerates - 2.1%
Minnesota Mining & Manufacturing Co.	159,732	17,698,306
Machinery - 0.9%
Deere & Co.	163,800	7,202,286
INFORMATION TECHNOLOGY - 10.5%
Communications Equipment - 0.8%
Motorola, Inc.	485,777	6,465,692
Computers & Peripherals - 4.3%
Apple Computer, Inc. *	590,202	14,589,793
International Business Machines Corp.	205,307	22,150,572
36,740,365
Semiconductor Equipment & Products - 3.3%
Intel Corp.	315,307	11,048,357
LSI Logic Corp. *	504,674	8,367,495
Micron Technology, Inc. *	182,326	6,153,503
National Semiconductor Corp. *	92,500	2,609,425
28,178,780
Software - 2.1%
Microsoft Corp. *	280,041	17,841,412
MATERIALS - 4.1%
Metals & Mining - 2.3%
Alcoa, Inc.	546,498	19,591,954

EVERGREEN
Strategic Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 1.8%
International Paper Co.	256,400	$10,712,392
MeadWestvaco Corp.	153,461	4,953,721
15,666,113
TELECOMMUNICATION SERVICES - 9.6%
Diversified Telecommunication Services - 9.6%
Adelphia Business Solutions *(p)	155,118	17,063
ALLTEL Corp.	278,869	15,471,652
AT&T Corp.	399,082	7,063,751
Centurytel, Inc.	471,779	14,521,358
SBC Communications, Inc.	554,569	20,768,609
Verizon Communications, Inc.	517,926	24,005,870
81,848,303
UTILITIES - 3.9%
Electric Utilities - 1.3%
Duke Energy Corp. *	163,409	5,698,072
Public Service Enterprise Group, Inc.	129,195	5,436,526
11,134,598
Gas Utilities - 1.5%
El Paso Corp.	350,638	13,306,712
Multi-Utilities - 1.1%
Williams Companies, Inc.	517,390	9,147,455
Total Common Stocks		822,316,732
SHORT-TERM INVESTMENTS - 5.2%
MUTUAL FUND SHARES - 5.2%
Evergreen Institutional Money Market Fund (o)	29,057,182	29,057,182
Navigator Prime Portfolio (pp)	14,840,494	14,840,494
Total Short-Term Investments		43,897,676
Total Investments - (cost $825,971,262) - 101.7%		866,214,408
Other Assets and Liabilities - (1.7%)		(14,336,299)
Net Assets - 100.0%		$851,878,109

See Combined Notes to Schedules of Investments.

EVERGREEN
Value Fund
Schedule of Investments
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 9.8%
Household Durables - 0.9%
Ethan Allen Interiors, Inc.	121,050	$4,827,474
Media - 3.0%
AOL Time Warner, Inc. *	292,800	7,703,568
Comcast Cable Communications Corp., Class A *	114,200	4,057,526
Viacom, Inc., Class B *	113,542	4,540,545
16,301,639
Multi-line Retail - 2.8%
BJ’s Wholesale Club, Inc. *	312,000	14,835,600
Specialty Retail - 3.1%
Lowe’s Companies, Inc.	202,200	9,315,354
Michaels Stores, Inc. *	218,300	7,640,500
16,955,854
CONSUMER STAPLES - 6.0%
Beverages - 1.3%
PepsiCo, Inc.	140,300	7,027,627
Food Products - 1.6%
Hershey Foods Corp.	120,200	8,458,474
Personal Products - 1.3%
Avon Products, Inc.	143,700	7,070,040
Tobacco - 1.8%
Philip Morris Companies, Inc.	192,900	9,666,219
ENERGY - 9.6%
Energy Equipment & Services - 1.8%
BP Amoco Plc, ADR	96,808	4,522,870
Diamond Offshore Drilling, Inc. (p)	183,900	5,292,642
9,815,512
Oil & Gas - 7.8%
ChevronTexaco Corp.	77,423	6,488,047
Cooper Cameron Corp. *	87,500	3,721,375
Exxon Mobil Corp.	499,744	19,515,003
Kerr-McGee Corp.	105,850	5,604,758
Unocal Corp.	196,800	6,878,160
42,207,343
FINANCIALS - 26.7%
Banks - 7.6%
Bank of America Corp.	150,700	9,498,621
Compass Bancshares, Inc.	291,600	8,435,988
FleetBoston Financial Corp. (p)	218,634	7,350,475
U.S. Bancorp	264,555	5,508,035
Wells Fargo & Co.	220,750	10,240,593
41,033,712

EVERGREEN
Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - 11.9%
Citigroup, Inc.	502,562	$23,821,439
Fannie Mae	126,050	10,203,748
Freddie Mac	144,000	9,665,280
J.P. Morgan Chase & Co.	192,445	6,552,752
John Hancock Financial Services, Inc.	177,200	6,800,936
Moody’s Corp.	130,700	4,903,864
Morgan Stanley Dean Witter & Co.	41,700	2,293,500
64,241,519
Insurance - 7.2%
Ace, Ltd.	179,550	6,975,517
Allstate Corp.	255,100	8,229,526
AMBAC Financial Group, Inc.	168,000	10,021,200
American International Group, Inc.	109,873	8,147,083
Chubb Corp.	39,800	2,660,630
St. Paul Companies, Inc.	70,000	3,129,000
39,162,956
HEALTH CARE - 8.5%
Health Care Equipment & Supplies - 2.6%
Becton Dickinson & Co.	394,350	14,283,357
Pharmaceuticals - 5.9%
American Home Products Corp.	53,250	3,443,145
Bristol-Myers Squibb Co.	74,200	3,366,454
Johnson & Johnson Co.	149,100	8,574,741
Merck & Co., Inc.	128,700	7,616,466
Mylan Laboratories, Inc.	263,050	8,862,154
31,862,960
INDUSTRIALS - 7.1%
Aerospace & Defense - 0.6%
United Technologies Corp.	48,400	3,326,532
Air Freight & Couriers - 1.3%
United Parcel Service, Inc., Class B	119,200	6,851,616
Industrial Conglomerates - 3.5%
General Electric Co.	128,200	4,762,630
Tyco International, Ltd.	406,350	14,283,202
19,045,832
Road & Rail - 0.8%
Union Pacific Corp.	70,250	4,359,013
Trading Companies & Distributors - 0.9%
W.W. Grainger, Inc.	94,550	5,134,065
INFORMATION TECHNOLOGY - 11.5%
Computers & Peripherals - 2.3%
Compaq Computer Corp.	180,050	2,223,618
International Business Machines Corp.	47,600	5,135,564
Lexmark International Group, Inc., Class A *	91,850	5,102,267
12,461,449
Electronic Equipment & Instruments - 1.0%
Emerson Electric Co.	93,250	5,402,905

EVERGREEN
Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.5%
KPMG Consulting, Inc. *	176,700	$2,933,220
Semiconductor Equipment & Products - 4.1%
Altera Corp. *	241,150	6,057,688
Intel Corp.	116,550	4,083,912
Texas Instruments, Inc.	383,700	11,975,277
22,116,877
Software - 3.6%
Cognizant Tech Solutions Corp. *(p)	127,100	4,665,841
Oracle Corp. *	380,000	6,558,800
Parametric Technology Corp. *	1,218,000	8,379,840
19,604,481
MATERIALS - 5.5%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	151,500	7,006,875
Dow Chemical Co.	91,200	2,694,048
E.I. du Pont de Nemours & Co.	50,277	2,220,735
11,921,658
Containers & Packaging - 2.7%
Pactiv Corp. *	816,750	14,701,500
Paper & Forest Products - 0.6%
Georgia-Pacific Corp.	118,100	2,952,500
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 5.6%
AT&T Corp.	401,449	7,105,647
Qwest Communications International, Inc. *	178,068	1,869,714
SBC Communications, Inc.	180,505	6,759,912
Verizon Communications, Inc.	316,300	14,660,505
30,395,778
Wireless Telecommunications Services - 0.5%
AT&T Wireless Services, Inc. *	208,486	2,397,589
UTILITIES - 7.0%
Electric Utilities - 3.7%
Consolidated Edison, Inc. (p)	423,500	17,359,265
Mirant Corp. *	38,819	388,578
Southern Co.	97,600	2,405,840
20,153,683
Gas Utilities - 3.3%
NICOR, Inc.	205,300	8,343,392
Sempra Energy	397,200	9,512,940
17,856,332
Total Common Stocks		529,365,316

EVERGREEN
Value Fund
Schedule of Investments (continued)
January 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 5.3%
MUTUAL FUND SHARES - 5.3%
Evergreen Institutional Money Market Fund (o)	11,519,631	$11,519,631
Navigator Prime Portfolio (pp)	16,916,242	16,916,242
Total Short-Term Investments		28,435,873
Total Investments - (cost $518,516,764) - 103.1%		557,801,189
Other Assets and Liabilities - (3.1%)		(16,568,473)
Net Assets - 100.0%		$541,232,716

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
January 31, 2002 (Unaudited)

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
(g)	Investment in non-controlled affiliate. The Fund owns shares of Wachovia Corporation with a cost basis of $3,641,481 at January 31, 2002. The Fund earned $27,619 of income from Wachovia Corporation during the six months ended January 31, 2002.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations:
ADR	American Depository Receipts
ACES	Automatically Convertible Equity Securities
DECS	Dividend Enhanced Convertible Stock
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
PIES	Premium Income Equity Securities
PRIDES	Preferred Redeemable Increased Dividend Equity Securities
REIT	Real Estate Investment Trust
TECONS	Term Convertible Shares
TRACES	Trust Automatic Common Exchangeable Securities

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Assets and Liabilities
January 31, 2002 (Unaudited)

	Blue Chip Fund	Equity Income Fund	Equity Index Fund	Growth and Income Fund	Small Cap Value Fund	Strategic Value Fund	Value Fund

Assets
Identified cost of securities	$589,305,952	$821,807,687	$733,570,809	$622,681,843	$491,335,324	$825,971,262	$518,516,764
Net unrealized gains on securities	42,482,651	73,200,363	114,162,605	137,604,429	48,508,110	40,243,146	39,284,425

Market value of securities	631,788,603	895,008,050	847,733,414	760,286,272	539,843,434	866,214,408	557,801,189
Foreign currency, at value (cost $0, $0, $0, $7,272, $0, $0 and $0, respectively)	0	0	0	7,272	0	0	0
Receivable for securities sold	28,312,712	1,335,091	0	0	1,036,710	6,018,201	0
Receivable for Fund shares sold	628,737	547,487	4,494,838	934,836	5,217,746	455,091	392,391
Dividends and interest receivable	411,816	3,292,006	744,534	1,258,517	150,841	1,049,526	639,051
Receivable for daily variation margin on open futures contracts	0	0	368,775	0	0	0	0
Receivable from investment advisor	0	0	310,770	0	0	0	0
Prepaid expenses and other assets	67,361	47,389	78,212	30,330	52,186	23,715	26,131

Total assets	661,209,229	900,230,023	853,730,543	762,517,227	546,300,917	873,760,941	558,858,762

Liabilities
Distributions payable	0	0	46,148	0	0	265,975	0
Payable for securities purchased	16,035,052	4,351,000	767,223	1,471,000	9,552,169	6,045,803	0
Payable for Fund shares redeemed	1,078,668	699,250	2,177,577	1,298,664	453,940	704,818	496,398
Payable for securities on loan	11,264,533	19,664,553	24,938,172	32,063,315	31,352,982	14,840,494	16,916,242
Advisory fee payable	8,203	16,971	0	14,107	11,572	14,235	6,150
Distribution Plan expenses payable	10,881	4,921	11,048	12,733	5,073	61	6,447
Due to other related parties	1,708	2,376	2,231	1,966	1,361	2,296	1,464
Accrued expenses and other liabilities	198,870	310,139	61,246	358,473	185,256	9,150	199,345

Total liabilities	28,597,915	25,049,210	28,003,645	35,220,258	41,562,353	21,882,832	17,626,046

Net assets	$632,611,314	$875,180,813	$825,726,898	$727,296,969	$504,738,564	$851,878,109	$541,232,716

Net assets represented by
Paid-in capital	$755,419,415	$847,781,804	$740,190,505	$566,752,659	$459,084,463	$820,302,693	$501,595,937
Undistributed (overdistributed) net investment income (loss)	(1,640,844)	2,101,490	65,614	(1,073,307)	(1,077,596)	96,191	(20,033)
Accumulated net realized gains or losses on securities, futures contracts, written options and foreign currency related transactions	(163,649,908)	(47,902,844)	(28,403,208)	24,013,178	(1,776,413)	(8,763,921)	372,387
Net unrealized gains on securities, futures contracts and foreign currency related transactions	42,482,651	73,200,363	113,873,987	137,604,439	48,508,110	40,243,146	39,284,425

Total net assets	$632,611,314	$875,180,813	$825,726,898	$727,296,969	$504,738,564	$851,878,109	$541,232,716

Net assets consists of
Class A	$287,594,621	$73,466,611	$104,568,791	$125,734,382	$159,551,858	$0	$359,455,807
Class B	316,763,075	143,322,876	217,213,636	424,529,609	113,361,351	0	142,374,967
Class C	14,412,223	19,681,327	164,208,891	15,046,794	33,717,231	0	6,122,863
Class I	13,841,395	638,709,999	327,280,865	161,986,184	196,527,049	842,781,809	33,279,079
Class IS	0	0	12,454,715	0	1,581,075	9,096,300	0

Total net assets	$632,611,314	$875,180,813	$825,726,898	$727,296,969	$504,738,564	$851,878,109	$541,232,716

Shares outstanding
Class A	11,847,616	3,623,487	2,465,917	5,789,129	7,841,771	0	21,029,747
Class B	13,468,403	7,127,965	5,147,218	20,316,463	5,702,611	0	8,396,897
Class C	611,104	979,089	3,885,381	719,961	1,699,194	0	361,317
Class I	571,590	31,493,333	7,713,716	7,377,434	9,600,145	3,959,003	1,944,132
Class IS	0	0	293,693	0	77,555	42,741	0

Net asset value per share
Class A	$24.27	$20.28	$42.41	$21.72	$20.35	$-	$17.09

Class A - Offering price (based on sales charge of 5.75%)	$25.75	$21.52	$45.00	$23.05	$21.59	$-	$18.13

Class B	$23.52	$20.11	$42.20	$20.90	$19.88	$-	$16.96

Class C	$23.58	$20.10	$42.26	$20.90	$19.84	$-	$16.95

Class I	$24.22	$20.28	$42.43	$21.96	$20.47	$212.88	$17.12

Class IS	$-	$-	$42.41	$-	$20.39	$212.82	$-

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Operations
Six Months Ended January 31, 2002 (Unaudited)

	Blue Chip Fund	Equity Income Fund	Equity Index Fund	Growth and Income Fund	Small Cap Value Fund	Strategic Value Fund	Value Fund

Investment income
Dividends (net of foreign withholding taxes of $18,626, $3,453, $17,200, $13,608, $4,028, $217 and $7,099, respectively)	$3,499,569	$14,628,570	$5,173,794	$4,871,624	$1,762,135	$6,869,284	$4,764,358
Interest	564,967	5,682,263	496,243	1,660,369	424,694	689,935	358,212

Total investment income	4,064,536	20,310,833	5,670,037	6,531,993	2,186,829	7,559,219	5,122,570

Expenses
Advisory fee	1,553,781	3,181,342	1,213,057	2,915,657	1,660,140	2,588,610	1,184,026
Distribution Plan expenses	2,084,943	916,219	1,819,430	2,426,993	766,569	11,881	1,263,305
Administrative services fees	326,583	445,475	379,080	384,360	191,764	417,518	281,911
Transfer agent fee	1,437,635	853,424	763,143	1,530,471	416,848	11,988	711,414
Trustees’ fees and expenses	7,154	9,009	7,549	7,719	3,789	7,046	5,665
Printing and postage expenses	66,597	85,984	73,354	77,540	33,930	34,465	47,599
Custodian fee	78,938	106,927	95,685	92,019	51,929	83,418	67,459
Registration and filing fees	32,785	40,692	44,564	24,237	65,996	2,411	23,781
Professional fees	11,526	14,561	15,258	13,560	10,502	10,410	9,550
Other	93,414	152,023	38,135	66,060	54,037	374	87,450

Total expenses	5,693,356	5,805,656	4,449,255	7,538,616	3,255,504	3,168,121	3,682,160
Less: Expense reductions	(9,457)	(9,924)	(7,415)	(7,510)	(3,989)	(9,039)	(7,922)
Fee waivers and expense
reimbursements	0	0	(1,427,128)	0	0	0	0

Net expenses	5,683,899	5,795,732	3,014,712	7,531,106	3,251,515	3,159,082	3,674,238

Net investment income (loss)	(1,619,363)	14,515,101	2,655,325	(999,113)	(1,064,686)	4,400,137	1,448,332

Net realized and unrealized gains or losses on securities, futures contracts, written options and foreign currency related transactions
Net realized gains or losses on:
Securities	(40,374,218)	(42,935,430)	(3,876,530)	20,374,532	13,035,986	(1,396,593)	8,458,721
Futures contracts	0	0	(6,384,632)	0	0	0	0
Written options	0	0	0	246,076	0	0	0
Foreign currency related transactions	0	(9,916)	0	2,298	0	0	0

Net realized gains or losses on securities, futures contracts, written options and foreign currency related transactions	(40,374,218)	(42,945,346)	(10,261,162)	20,622,906	13,035,986	(1,396,593)	8,458,721

Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(749,903)	(34,020,668)	(39,524,159)	(71,456,841)	14,701,239	(57,405,558)	(41,158,445)

Net realized and unrealized gains or losses on securities, futures contracts, written options and foreign currency related transactions	(41,124,121)	(76,966,014)	(49,785,321)	(50,833,935)	27,737,225	(58,802,151)	(32,699,724)

Net increase (decrease) in net assets resulting from operations	$(42,743,484)	$(62,450,913)	$(47,129,996)	$(51,833,048)	$26,672,539	$(54,402,014)	$(31,251,392)

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets
Six Months Ended January 31, 2002 (Unaudited)

	Blue Chip Fund	Equity Income Fund	Equity Index Fund	Growth and Income Fund	Small Cap Value Fund	Strategic Value Fund	Value Fund

Operations
Net investment income (loss)	$(1,619,363)	$14,515,101	$2,655,325	$(999,113)	$(1,064,686)	$4,400,137	$1,448,332
Net realized gains or losses on securities, futures contracts, written options and foreign currency related transactions	(40,374,218)	(42,945,346)	(10,261,162)	20,622,906	13,035,986	(1,396,593)	8,458,721
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(749,903)	(34,020,668)	(39,524,159)	(71,456,841)	14,701,239	(57,405,558)	(41,158,445)

Net increase (decrease) in net assets resulting from operations	(42,743,484)	(62,450,913)	(47,129,996)	(51,833,048)	26,672,539	(54,402,014)	(31,251,392)

Distributions to shareholders from
Net investment income
Class A	0	(1,304,846)	(427,393)	0	0	0	(1,126,698)
Class B	0	(2,190,755)	(229,151)	0	0	0	(176,766)
Class C	0	(256,557)	(146,361)	0	0	0	(8,290)
Class I	0	(12,936,786)	(1,758,502)	0	0	(4,304,949)	(128,490)
Class IS	0	0	(56,380)	0	0	(37,978)	0
Net realized gains
Class A	0	(202,758)	0	(5,555,985)	(3,021,869)	0	(36,874,874)
Class B	0	(432,396)	0	(19,771,462)	(2,430,606)	0	(15,301,175)
Class C	0	(52,178)	0	(686,281)	(708,726)	0	(627,733)
Class I	0	(1,888,707)	0	(7,567,612)	(3,303,120)	(7,724,760)	(3,593,002)
Class IS	0	0	0	0	(35,539)	(89,639)	0

Total distributions to shareholders	0	(19,264,983)	(2,617,787)	(33,581,340)	(9,499,860)	(12,157,326)	(57,837,028)

Capital share transactions
Proceeds from shares sold	22,339,023	28,078,389	241,679,706	29,136,135	180,597,083	114,907,610	24,378,877
Net asset value of shares issued in reinvestment of distributions	0	17,213,936	2,054,587	31,911,966	8,967,209	9,967,646	55,043,511
Payment for shares redeemed	(73,199,435)	(61,575,624)	(91,961,036)	(173,283,000)	(48,805,587)	(52,053,542)	(56,174,295)

Net increase (decrease) in net assets resulting from capital share transactions	(50,860,412)	(16,283,299)	151,773,257	(112,234,899)	140,758,705	72,821,714	23,248,093

Total increase (decrease) in net assets	(93,603,896)	(97,999,195)	102,025,474	(197,649,287)	157,931,384	6,262,374	(65,840,327)
Net assets
Beginning of period	726,215,210	973,180,008	723,701,424	924,946,256	346,807,180	845,615,735	607,073,043

End of period	$632,611,314	$875,180,813	$825,726,898	$727,296,969	$504,738,564	$851,878,109	$541,232,716

Undistributed (overdistributed) net investment income (loss)	$(1,640,844)	$2,101,490	$65,614	$(1,073,307)	$(1,077,596)	$96,191	$(20,033)

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets
Year Ended July 31, 2001

	Blue Chip Fund	Equity Income Fund	Equity Index Fund	Growth and Income Fund	Small Cap Value Fund	Strategic Value Fund	Value Fund

Operations
Net investment income (loss)	$(3,230,080)	$36,541,455	$258,235	$(6,053,124)	$(690,196)	$532,912	$3,397,710
Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(115,397,845)	8,726,113	(768,053)	43,411,417	34,706,142	(385,182)	63,189,642
Net change in unrealized gains or losses on securities, futures and foreign currency related transactions	(84,536,151)	50,802,438	(6,744,268)	(175,825,642)	29,356,414	2,266,367	(11,813,295)

Net increase (decrease) in net assets resulting from operations	(203,164,076)	96,070,006	(7,254,086)	(138,467,349)	63,372,360	2,414,097	54,774,057

Distributions to shareholders from
Net investment income
Class A	0	(2,303,016)	(44,502)	0	0	0	(2,688,123)
Class B	0	(4,762,872)	0	0	0	0	(324,959)
Class C	0	(328,933)	0	0	0	0	(6,043)
Class I	0	(28,101,434)	(194,053)	0	0	(384,159)	(465,055)
Class IS	0	0	(6,514)	0	0	(2,487)	0
Net realized gains
Class A	(30,030,299)	(25,616)	0	(22,589,503)	0	0	(38,439,383)
Class B	(32,937,536)	(71,517)	0	(79,624,536)	0	0	(20,674,385)
Class C	(1,602,153)	(4,018)	0	(2,871,558)	0	0	(401,539)
Class I	(1,115,150)	(306,197)	0	(50,903,031)	0	0	(5,200,013)
Class IS	0	0	0	0	0	0	0

Total distributions to shareholders	(65,685,138)	(35,903,603)	(245,069)	(155,988,628)	0	(386,646)	(68,199,500)

Capital share transactions
Proceeds from shares sold	125,047,224	71,818,945	31,011,938	68,232,786	129,890,576	27,284,717	41,988,835
Net asset value of shares issued in reinvestment of distributions	61,739,019	31,637,054	181,616	149,680,411	0	184,087	65,384,508
Payment for shares redeemed	(174,127,825)	(173,576,255)	(10,399,688)	(421,816,556)	(70,985,101)	(9,080,690)	(133,272,263)

Net increase (decrease) in net assets resulting from capital share transactions	12,658,418	(70,120,256)	20,793,866	(203,903,359)	58,905,475	18,398,114	(25,898,920)

Total increase (decrease) in net assets	(256,190,796)	(9,953,853)	13,294,711	(498,359,336)	122,277,835	20,425,565	(39,324,363)
Net assets
Beginning of period	982,406,006	983,133,861	710,406,713	1,423,305,592	224,529,345	825,190,170	646,397,406

End of period	$726,215,210	$973,180,008	$723,701,424	$924,946,256	$346,807,180	$845,615,735	$607,073,043

Undistributed (overdistributed) net investment income (loss)	$(21,481)	$4,275,333	$28,076	$(74,194)	$(12,910)	$38,981	$(28,121)

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Statements of Changes in Net Assets
Year Ended June 30, 2001

	Equity Index Fund	Strategic Value Fund

Operations
Net investment income	$4,232,238	$8,108,128
Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(8,264,936)	843,622
Net change in unrealized gains or losses on securities, futures contracts and foreign currency
related transactions	(119,882,063)	69,152,203

Net increase (decrease) in net assets resulting from operations	(123,914,761)	78,103,953

Distributions to shareholders from
Net investment income
Class A	(531,646)	0
Class B	(245,935)	0
Class C	(99,674)	0
Class I	(3,224,480)	(8,099,600)
Class IS	(101,941)	(65,469)
Net realized gains
Class A	(397,319)	0
Class B	(966,947)	0
Class C	(355,783)	0
Class I	(1,925,337)	(9,926,142)
Class IS	(78,294)	(99,609)

Total distributions to shareholders	(7,927,356)	(18,190,820)

Capital share transactions
Proceeds from shares sold	309,776,996	154,753,047
Net asset value of shares issued in reinvestment of distributions	(6,966,261)	13,844,538
Payment for shares redeemed	(391,689,749)	(160,514,776)

Net increase (decrease) in net assets resulting from capital share transactions	(54,946,492)	8,082,809

Total increase (decrease) in net assets	(186,788,609)	67,995,942
Net assets
Beginning of period	897,195,322	757,194,228

End of period	$710,406,713	$825,190,170

Undistributed (overdistributed) net investment income	$14,910	$(107,285)

See Combined Notes to Financial Statements.

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund (“Blue Chip Fund”), Evergreen Equity Income Fund (“Equity Income Fund”), Evergreen Equity Index Fund (“Equity Index Fund”), Evergreen Growth and Income Fund (“Growth and Income Fund”), Evergreen Small Cap Value Fund (“Small Cap Value Fund”), Evergreen Strategic Value Fund (“Strategic Value Fund”) and Evergreen Value Fund (“Value Fund”), (collectively the “Funds”). Blue Chip Fund, Equity Income Fund, Growth and Income Fund, Small Cap Value Fund and Value Fund are each a diversified series of Evergreen Equity Trust (the “Equity Trust”). Equity Index Fund and Strategic Value Fund are a diversified series of Evergreen Select Equity Trust (the “Select Equity Trust”). Equity Trust and Select Equity Trust are both Delaware business trusts organized on September 18, 1997. Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C, Institutional shares (“Class I”) and Institutional Service shares (“Class IS”). Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or a contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This change did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

C. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

E. Written Options

The Funds may write covered put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

H. Distributions

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, that decline as net assets increase, to the following Fund’s average daily net assets as identified below:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:
Blue Chip Fund	0.610%	0.260%
Equity Income Fund	0.725%	0.675%
Growth and Income Fund	0.725%	0.625%
Small Cap Value Fund	0.900%	0.700%

Prior to January 1, 2002, Growth and Income Fund paid EIMC a management fee which started at 0.775% and declined to 0.675% as net assets increased.

For Equity Index Fund, Strategic Value Fund and Value Fund, EIMC is paid a management fee at the following annual rates of each Fund’s average daily net assets.

Management Fee Rate
Equity Index Fund	0.32%
Strategic Value Fund	0.62%
Value Fund	0.42%

During the six months ended January 31, 2002, the investment advisor had waived its fees in the amount of $1,213,057 and reimbrused expenses of $214,071 for the Equity Index Fund. The impact of waivers and reimburse-ments on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.38%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds. Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2002, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS
Blue Chip Fund	$371,017	$1,635,739	$78,187	$N/A
Equity Income Fund	88,316	740,953	86,950	N/A
Equity Index Fund	121,201	1,012,306	669,792	16,131
Growth and Income Fund	160,161	2,191,334	75,498	N/A
Small Cap Value Fund	150,346	477,937	136,485	1,801
Strategic Value Fund	N/A	N/A	N/A	11,881
Value Fund	458,451	772,578	32,276	N/A

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and Class IS. Transactions in shares of the Funds were as follows:

Blue Chip Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	273,855	$6,585,035	1,250,848	$37,545,198
Automatic conversion of Class B shares to Class A shares	54,156	1,300,334	70,433	1,934,592
Shares issued in reinvestment of distributions	0	0	904,526	27,054,392
Shares redeemed	(1,290,392)	(30,659,585)	(2,844,718)	(82,920,982)

Net decrease	(962,381)	(22,774,216)	(618,911)	(16,386,800)

Class B
Shares sold	505,536	11,754,239	2,383,288	71,501,583
Automatic conversion of Class B shares to Class A shares	(55,825)	(1,300,334)	(72,214)	(1,934,592)
Shares issued in reinvestment of distributions	0	0	1,095,791	32,029,960
Shares redeemed	(1,563,959)	(35,914,429)	(2,804,830)	(79,250,767)

Net increase (decrease)	(1,114,248)	(25,460,524)	602,035	22,346,184

Class C
Shares sold	54,466	1,257,133	274,367	8,498,471
Shares issued in reinvestment of distributions	0	0	52,507	1,539,517
Shares redeemed	(184,853)	(4,252,221)	(222,337)	(6,276,486)

Net increase (decrease)	(130,387)	(2,995,088)	104,537	3,761,502

Class I
Shares sold	116,368	2,742,616	248,544	7,501,972
Shares issued in reinvestment of distributions	0	0	37,497	1,115,150
Shares redeemed	(98,084)	(2,373,200)	(194,411)	(5,679,590)

Net increase	18,284	369,416	91,630	2,937,532

Net increase (decrease)		($50,860,412)		$12,658,418

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Equity Income Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001
	Shares	Amount	Shares	Amount

Class A

Shares sold	323,875	$6,555,591	905,036	$19,852,923
Automatic conversion of Class B shares to Class A shares	182,392	3,696,632	163,398	3,619,940
Shares issued in reinvestment of distributions	69,918	1,355,286	98,451	2,097,314
Shares redeemed	(420,484)	(8,455,767)	(704,272)	(15,370,773)

Net increase	155,701	3,151,742	462,613	10,199,404

Class B
Shares sold	625,556	12,558,355	439,855	9,610,425
Automatic conversion of Class B shares to Class A shares	(183,859)	(3,696,632)	(164,764)	(3,619,940)
Shares issued in reinvestment of distributions	124,492	2,398,679	208,836	4,414,221
Shares redeemed	(805,130)	(15,994,643)	(1,722,159)	(37,311,106)

Net decrease	(238,941)	(4,734,241)	(1,238,232)	(26,906,400)

Class C
Shares sold	277,001	5,514,910	451,543	9,861,716
Shares issued in reinvestment of distributions	14,565	281,004	13,404	283,588
Shares redeemed	(81,189)	(1,589,846)	(136,961)	(2,982,668)

Net increase	210,377	4,206,068	327,986	7,162,636

Class I
Shares sold	169,301	3,449,533	1,467,450	32,493,881
Shares issued in reinvestment of distributions	680,223	13,178,967	1,165,910	24,841,931
Shares redeemed	(1,764,975)	(35,535,368)	(5,361,783)	(117,911,708)

Net decrease	(915,451)	(18,906,868)	(2,728,423)	(60,575,896)

Net decrease		($16,283,299)		($70,120,256)

Equity Index Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001 (a)		Year Ended June 30, 2001
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	763,986	$31,862,136	262,694	$11,815,387	1,008,251	$50,325,437
Automatic conversion of Class B shares to Class A shares	18,567	786,056	756	34,533	6,314	286,531
Shares issued in reinvestment of distributions	9,577	401,002	945	42,956	18,087	903,259
Shares redeemed	(433,309)	(18,335,939)	(36,338)	(1,643,997)	(615,126)	(30,829,691)

Net increase	358,821	14,713,255	228,057	10,248,879	417,526	20,685,536

Class B
Shares sold	1,026,279	43,044,917	102,925	4,635,621	1,439,076	70,712,994
Shares issued in reinvestment of distributions	5,053	208,332	0	0	22,835	1,158,892
Automatic conversion of Class B shares to Class A shares	(18,658)	(786,056)	(760)	(34,533)	(6,343)	(286,531)
Shares redeemed	(422,151)	(17,385,174)	(70,666)	(3,178,538)	(665,210)	(32,991,369)

Net increase	590,523	25,082,019	31,499	1,422,550	790,358	38,593,986

Class C
Shares sold	1,545,679	64,562,803	154,504	6,975,881	1,763,251	86,491,257
Shares issued in reinvestment of distributions	2,786	115,095	0	0	8,163	413,590
Shares redeemed	(277,657)	(11,508,593)	(37,853)	(1,709,788)	(273,727)	(13,217,701)

Net increase	1,270,808	53,169,305	116,651	5,266,093	1,497,687	73,687,146

Class I
Shares sold	2,332,180	100,872,595	163,225	7,432,096	2,035,310	100,531,815
Shares issued in reinvestment of distributions	30,598	1,279,283	2,923	132,917	85,010	4,320,969
Shares redeemed	(1,010,439)	(42,888,102)	(79,276)	(3,570,239)	(5,705,574)	(291,065,642)

Net increase (decrease)	1,352,339	59,263,776	86,872	3,994,774	(3,585,254)	(186,212,858)

Class IS
Shares sold	30,940	1,337,255	3,353	152,953	34,237	1,715,493
Shares issued in reinvestment of distributions	1,217	50,875	126	5,743	3,376	169,551
Shares redeemed	(43,866)	(1,843,228)	(6,528)	(297,126)	(71,007)	(3,585,346)

Net decrease	(11,709)	(455,098)	(3,049)	(138,430)	(33,394)	(1,700,302)

Net increase (decrease)		$151,773,257		$20,793,866		($54,946,492)

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Growth and Income Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	501,301	$10,528,810	937,278	$25,632,427
Automatic conversion of Class B shares to Class A shares	89,623	1,937,830	128,239	3,214,891
Shares issued in reinvestment of distributions	248,712	5,240,356	828,797	21,714,489
Shares redeemed	(1,193,058)	(25,421,842)	(2,497,267)	(68,120,488)

Net decrease	(353,422)	(7,714,846)	(602,953)	(17,558,681)

Class B
Shares sold	218,713	3,956,391	501,128	12,984,293
Automatic conversion of Class B shares to Class A shares	(92,972)	(1,937,830)	(132,186)	(3,214,891)
Shares issued in reinvestment of distributions	926,050	18,798,822	3,023,786	77,046,062
Shares redeemed	(2,579,574)	(53,065,883)	(5,045,488)	(132,915,163)

Net decrease	(1,527,783)	(32,248,500)	(1,652,760)	(46,099,699)

Class C
Shares sold	74,158	1,524,880	77,811	1,966,071
Shares issued in reinvestment of distributions	26,473	537,413	106,671	2,717,984
Shares redeemed	(105,053)	(2,162,823)	(320,333)	(8,247,468)

Net decrease	(4,422)	(100,530)	(135,851)	(3,563,413)

Class I
Shares sold	623,521	13,126,054	1,018,262	27,649,995
Shares issued in reinvestment of distributions	344,546	7,335,375	1,825,828	48,201,876
Shares redeemed	(4,192,760)	(92,632,452)	(7,911,649)	(212,533,437)

Net decrease	(3,224,693)	(72,171,023)	(5,067,559)	(136,681,566)

Net decrease		($112,234,899)		($203,903,359)

Small Cap Value Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,871,260	$73,816,786	3,390,396	$62,321,008
Automatic conversion of Class B shares to Class A shares	34,691	697,349	12,612	224,156
Shares issued in reinvestment of distributions	157,931	2,898,043	0	0
Shares redeemed	(1,321,983)	(24,588,172)	(1,430,372)	(25,730,903)

Net increase	2,741,899	52,824,006	1,972,636	36,814,261

Class B
Shares sold	1,290,517	23,984,806	1,002,314	17,892,214
Automatic conversion of Class B shares to Class A shares	(35,495)	(697,349)	(12,813)	(224,156)
Shares issued in reinvestment of distributions	120,094	2,155,681	0	0
Shares redeemed	(345,871)	(6,262,633)	(877,475)	(14,907,696)

Net increase	1,029,245	19,180,505	112,026	2,760,362

Class C
Shares sold	654,900	12,100,398	592,356	10,725,580
Shares issued in reinvestment of distributions	33,618	602,443	0	0
Shares redeemed	(211,012)	(3,925,728)	(201,896)	(3,464,253)

Net increase	477,506	8,777,113	390,460	7,261,327

Class I
Shares sold	3,578,744	70,681,093	2,108,722	38,951,716
Shares issued in reinvestment of distributions	177,438	3,275,503	0	0
Shares redeemed	(743,708)	(14,029,054)	(1,541,265)	(26,654,787)

Net increase	3,012,474	59,927,542	567,457	12,296,929

Class IS
Shares sold	795	14,000	3	58
Shares issued in reinvestment of distributions	1,933	35,539	0	0
Shares redeemed	0	0	(12,986)	(227,462)

Net increase (decrease)	2,728	49,539	(12,983)	(227,404)

Net increase		$140,758,705		$58,905,475

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Strategic Value Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001 (a)		Year Ended June 30, 2001

	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	522,419	$113,474,213	118,077	$27,104,425	658,188	$148,234,175
Shares issued in reinvestment of distributions	45,509	9,867,129	791	182,383	61,624	13,710,040
Shares redeemed	(234,821)	(50,469,559)	(37,678)	(8,654,883)	(696,247)	(156,660,370)

Net increase	333,107	72,871,783	81,190	18,631,925	23,565	5,283,845

Class IS
Shares sold	6,667	1,433,397	829	190,292	28,836	6,518,872
Shares issued in reinvestment of distributions	464	100,517	7	1,704	604	134,498
Shares redeemed	(7,282)	(1,583,983)	(1,847)	(425,807)	(17,080)	(3,854,406)

Net increase (decrease)	(151)	(50,069)	(1,011)	(233,811)	12,360	2,798,964

Net increase		$72,821,714		$18,398,114		$8,082,809

(a) For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

Value Fund

	Six Months Ended January 31, 2002		Year Ended July 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	666,915	$12,269,165	1,189,706	$23,379,897
Automatic conversion of Class B shares to Class A shares	701,233	12,878,318	1,148,281	22,641,843
Shares issued in reinvestment of distributions	2,067,716	35,936,260	2,068,782	39,258,172
Shares redeemed	(1,720,692)	(31,429,475)	(3,448,491)	(70,147,530)

Net increase	1,715,172	29,654,268	958,278	15,132,382

Class B
Shares sold	467,816	8,470,661	612,675	12,035,603
Automatic conversion of Class B shares to Class A shares	(706,252)	(12,878,318)	(1,153,526)	(22,641,843)
Shares issued in reinvestment of distributions	864,364	14,892,903	1,081,900	20,406,586
Shares redeemed	(893,196)	(16,208,249)	(1,888,939)	(38,393,283)

Net decrease	(267,268)	(5,723,003)	(1,347,890)	(28,592,937)

Class C
Shares sold	142,964	2,545,906	212,723	4,215,158
Shares issued in reinvestment of distributions	35,350	608,722	20,113	379,154
Shares redeemed	(164,097)	(2,878,258)	(56,486)	(1,128,401)

Net increase	14,217	276,370	176,350	3,465,911

Class I
Shares sold	59,647	1,093,145	118,267	2,358,177
Shares issued in reinvestment of distributions	207,112	3,605,626	281,578	5,340,596
Shares redeemed	(308,730)	(5,658,313)	(1,164,769)	(23,603,049)

Net decrease	(41,971)	(959,542)	(764,924)	(15,904,276)

Net increase (decrease)		$23,248,093		($25,898,920)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended January 31, 2002:

	Cost of Purchases	Proceeds from Sales
Blue Chip Fund	$748,791,323	$792,739,022
Equity Index Fund	136,483,778	4,743,613
Growth and Income Fund	282,995,776	438,935,839
Small Cap Value Fund	258,610,140	127,605,488
Strategic Value Fund	224,597,939	140,015,947
Value Fund	28,396,074	28,120,612

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

For Equity Income Fund, cost of purchases of U.S. government and non-U.S. government securities were $0 and $384,087,119, respectively; the Fund’s proceeds from sale of U.S. government and non-U.S. government securities were $31,448,047 and $378,159,535, respectively, for the six months ended January 31, 2002.

At January 31, 2002 the Equity Index Fund had open futures contracts outstanding as followed:

Expiration	Contracts	Initial Contract Amount	Value at January 31, 2002	UnrealizedLoss
March 2002	99 S&P 500 Index	$28,266,018	$27,977,400	$(288,618)

The Funds loaned securities during the six months ended January 31, 2002 to certain brokers. At January 31, 2002, the value of the securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

	Value of Securities on Loan	Value of Collateral	Income Earned
Blue Chip Fund	$11,201,827	$11,264,533	$39,509
Equity Income Fund	18,727,367	19,664,553	169,845
Equity Index Fund	24,181,579	24,938,172	32,194
Growth and Income Fund	31,325,527	32,063,315	122,025
Small Cap Value Fund	29,858,942	31,352,982	91,131
Strategic Value Fund	13,852,980	14,840,494	46,608
Value Fund	16,678,869	16,916,242	33,477

During the six months ended January 31, 2002, the Growth and Income Fund had written option activities as follows:

	Number of Contracts	Premium
Options outstanding at 7/31/2001	0	$0
Options written	1,000	316,989
Options closed	(1,000)	(316,989)
Options outstanding at 1/31/2002	0	$0

On January 31, 2002, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Blue Chip Fund	$589,305,952	$50,110,908	$(7,628,257)	$42,482,651
Equity Income Fund	821,807,687	95,962,864	(22,762,501)	73,200,363
Equity Index Fund	733,570,809	182,689,733	(68,527,128)	114,162,605
Growth and Income Fund	622,681,843	163,074,888	(25,470,459)	137,604,429
Small Cap Value Fund	491,335,324	63,464,623	(14,956,513)	48,508,110
Strategic Value Fund	825,971,262	104,718,047	(64,474,901)	40,243,146
Value Fund	518,516,764	93,757,432	(54,473,007)	39,284,425

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

As of July 31, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

		Expiration
	Total	2006	2007	2009
Blue Chip Fund	$1,950,964	$0	$0	$1,950,964
Equity Index Fund	8,650,511	0	0	8,650,511
Small Cap Value Fund	13,136,786	10,087,085	3,049,701	0
Strategic Value Fund	231,678	0	0	231,678

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of July 31, 2001, Blue Chip Fund and Equity Index Fund incurred and elected to defer post October losses of $95,050,156 and $8,109,883, respectively.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets
Blue Chip Fund	$9,457	0.00%
Equity Income Fund	9,924	0.00%
Equity Index Fund	7,415	0.00%
Growth and Income Fund	7,510	0.00%
Small Cap Value Fund	3,989	0.00%
Strategic Value Fund	9,039	0.00%
Value Fund	7,922	0.00%

8. DEFERRED TRUSTEES’ FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended January 31, 2002, the Growth and Income Fund had average borrowings outstanding of $350,731 at a rate of 3.59% and paid interest of $6,290.

EVERGREEN
Growth and Income Funds
Combined Notes to Financial Statements (Unaudited) (continued)

10. CONCENTRATION OF CREDIT RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

11. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investments Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premiums and accreting discounts on all fixed-income securities.

Prior to August 1, 2001, Equity Index Fund and Strategic Value Fund were already amortizing premiums and accreting discounts on its fixed-income securities. As a result, there is no impact to the current period financial statements for these Funds.

Prior to August 1, 2001, each Fund, except Equity Index Fund and Strategic Value Fund, was already accreting discounts but was not amortizing premiums on its fixed-income securities. As a result of each Fund’s adoption of this accounting principle, the cumulative effect of the change is insignificant to the current period financial statements of each Fund.

Board of Trustees

Name, Address and Date of Birth	Position with Trust	Begining Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Evergreen Funds
Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Institutional 100% Treasury Money Market Fund
Cash Management Money Market Fund

Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund
Intermediate Term Municipal Bond Fund
Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund	Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Core Equity Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Secular Growth Fund
Select Small Cap Growth Fund
Select Strategic Growth Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

540390 3/2002

Express Line
800.346.3858

Investor Services
800.343.2898

www.EvergreenInvestments.com

 2001 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 62 mutual fund service providers.

200 Berkeley Street
Boston, MA 02116